For the fiscal year ended September 30, 2006.
File number 811-07343
The Prudential Investment Portfolios, Inc.


SUB-ITEM 77-I
New or Amended Share Classes


STRATEGIC PARTNERS MUTUAL FUNDS, INC.
STRATEGIC PARTNERS BALANCED FUND
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
IMPORTANT PROXY MATERIALS
PLEASE VOTE NOW
September 5, 2006
Dear Shareholder:
I am writing to ask you to vote on an important proposal whereby all of the assets of Strategic Partners Balanced Fund (SP Fund) would be acquired by Dryden Active Allocation Fund, (Dryden Fund and together with the SP Fund, the Funds), and the Dryden Fund would assume all of the liabilities of the SP Fund (the Reorganization)
SP Fund is a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation. Dryden Active Allocation Fund is a series of Prudential Investment Portfolios, Inc. (PIP), a Maryland corporation. The shareholders' meeting (the Meeting) is scheduled for Thursday, November 16, 2006 at 5:00 p.m. Eastern time
This package contains important information about the proposal and includes materials you will need in order to vote. The Board of Directors of SP Mutual Funds has reviewed and approved the proposal and recommended that the proposal be presented to the shareholders of the SP Fund for their consideration. Although the Board has determined that the proposal is in the best interests of the SP Fund's shareholders, the final decision to approve the proposal is up to you
If the reorganizations are approved, shareholders of the SP Fund would have the opportunity to participate in a mutual fund with a similar investment objective of seeking income and long-term growth of capital and similar investment policies. Combining the SP Fund with the Dryden Fund will allow shareholders of both Funds to enjoy a larger asset base over which certain expenses will be spread. As a result of the Reorganization, the shareholders of the SP Fund are expected to realize a reduction in both the net and gross annual operating expenses borne by shareholders, including a reduction in investment management fees due to the larger asset base of the Dryden Fund as a result of the proposed reorganization. The accompanying combined joint proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote
Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.
To vote, you may use any of the following methods:
By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.
By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be countedBy Telephone. If your fund shares are held in your own name, call
1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.
Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Dryden Fund.
If you have any questions before you vote, please call MIS, an ADP Company at 1-888-684-2435 toll-free. They will be happy to help you understand the proposal and assist you in voting
Judy A. Rice
President

STRATEGIC PARTNERS BALANCED FUND
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Our Shareholders:
Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Strategic Partners Balanced Fund (the SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, on
Thursday, November 16, 2006 at 5:00 p.m. Eastern time, for the following purpose:
1.For shareholders of the SP Fund to approve or disapprove a Plan of Reorganization under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Dryden Active Allocation Fund (the Dryden Fund), a series of Prudential Investment Portfolios, Inc. (PIP), a Maryland corporation. In connection with this proposed reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of the Dryden Fund and outstanding shares of the SP Fund will be cancelled and the SP Fund will be liquidated. 2.To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting
The Board of Directors of SP Mutual Funds, on behalf of the SP
Fund, has fixed the close of business on August 18, 2006 as the record date for the determination of the shareholders of the SP Fund, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

Deborah A. Docs
Secretary
Dated: September 5, 2006
A proxy card is enclosed along with this combined joint Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of SP Mutual Funds recommends that you vote FOR the SP Fund proposal
Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet


Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or via the Internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be
INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD
The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card
2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example

REGISTRATION

VALID SIGNATURE

A
1
XYZ Corporation

John Smith, President

2

XYZ Corporation

John Smith, President

c/o John Smith, President

B

1

ABC Company Profit Sharing
Plan

Jane Doe, Trustee

2

Jones Family Trust

Charles Jones, Trustee

3

Sarah Clark, Trustee

Sarah Clark, Trustee

u/t/d 7/1/85

C
1


Thomas Wilson, Custodian

Thomas Wilson,
Custodian

f/b/o Jessica Wilson UTMA


New Jersey

PROXY STATEMENT
for
STRATEGIC PARTNERS BALANCED FUND,
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS,
INC.
and
PROSPECTUS
for
DRYDEN ACTIVE ALLOCATION FUND,
A SERIES OF PRUDENTIAL INVESTMENT PORTFOLIOS,
INC.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521
Dated September 5, 2006
Acquisition of the Assets, and Assumption of Liabilities, of the Strategic Partners Balanced Fund
by, and in exchange for shares of, the Dryden Active Allocation
Fund
This combined joint Proxy Statement and Prospectus
(Prospectus/Proxy Statement) is being furnished to the shareholders of Strategic Partners Balanced Fund (the SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of SP Mutual Funds for use at a special meeting of shareholders of the SP Fund and at any adjournments or postponements thereof (the Meeting)
The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday,
November 16, 2006 at: 5:00 p.m. Eastern time. This
Prospectus/Proxy Statement first will be sent to shareholders on or about September 11, 2006.
The purpose of the Meeting is for shareholders of the SP Fund to vote on a Plan of Reorganization (the Plan) under which SP Fund will transfer all of its assets to, and all of its liabilities will be
assumed by, Dryden Active Allocation Fund (the Dryden Fund), a series of Prudential Investment Portfolios, Inc. (PIP), a Maryland corporation, in exchange for shares of the Dryden Fund, which will be distributed to shareholders of the SP Fund, and the subsequent cancellation of shares of the SP Fund and its liquidation
If the Plan is approved, each whole and fractional share of each class
of the SP Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of the Dryden Fund subsequent to the Meeting subsequently, the SP Fund will be liquidated and the shareholders of the SP Fund will become shareholders of the Dryden Fund
The investment objectives and policies of the SP Fund and the
Dryden Fund are similar. The investment objective of the SP Fund is to seek capital growth and current income while the investment objective of the Dryden Fund is to seek income and long-term growth of capital. The SP Fund pursues its objective by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. For the equity portion of the Fund, the Fund's subadviser uses quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock), from most attractive to least attractive, using a computer model that measures each stock's value as well as its growth potential. In the second step, the subadviser uses a technique called portfolio optimization to seek to create a portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk. When deciding whether to sell a security, the subadviser considers the security's computer-
generated ranking and any other factors such as the security's price,
whether a security's risk parameters outweigh its return
opportunities,
general market conditions and other factors the subadviser deems relevant. The SP Fund invests the fixed-income portion of its portfolio in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S
1

currency. At least 80% of the fixed-income assets will be invested in
securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization. Up to 20% of the fixed-income portion may be invested in securities rated in the fourth category and up to 15% may be invested in securities in the fifth category. Under normal market conditions, the weighted average maturity of the fixed-income portion of the Fund will be in the 3 to 10 year range. The subadviser adjusts the weighted average portfolio maturity in response to expected changes in interest rates.
The Dryden Fund normally invests 40%-75% of its total assets in equity-related securities and 25-60% of its total assets in investment grade fixed-income securities. With respect to the equity portion of the portfolio, the Fund's subadviser uses behavioral finance models to select securities that they believe are underpriced while seeking to maintain a profile similar to Standard and Poor's 500 Composite Stock price Index. The Fund may also invest up to 20% of total assets in fixed-income securities rated lower than investment grade, known as "junk bonds." Dryden Fund uses an asset allocation strategy that involves actively shifting among asset classes in order to
capitalize on perceived valuation opportunities and to seek to maximize the Fund's total return. If the shareholders of the SP
Fund approve the Plan, such shareholders will become
shareholders of the Dryden Fund
This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of the Dryden Fund that you should know about before voting. You should retain it for future reference. Additional information about the Dryden Fund and the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:
The prospectus for the Dryden Fund, dated November 30, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement
The Statement of Additional Information (SAI) for the Dryden
Fund dated November 30, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy
Statement
An SAI dated September 5, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement
A Semi-Annual Report to Shareholders of the Dryden Fund for the period ending March 31, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement
You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Dryden Fund at the above address
The SEC has not approved or disapproved these securities or
passed upon the adequacy of this Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense
Mutual fund shares are not deposits or obligations of, or
guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S.
government agency. Mutual fund shares involve investment
risks, including the possible loss of principal.
SUMMARY
The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan
You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for the SP Fund (attached as Exhibit A), the Prospectus for the Dryden Fund (enclosed as Exhibit B); and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information
The Proposal
You are being asked to consider and approve a Plan that will have the effect of combining the SP Fund and the Dryden Fund into a single mutual fund. The Funds are each a series of an open-end investment company that is organized as a Maryland corporation
2

If the shareholders of the SP Fund vote to approve the Plan, the assets of that Fund will be transferred to, and all of the liabilities of that Fund will be assumed by, the Dryden Fund in exchange for an equal value of shares of the Dryden Fund. Shareholders of the SP Fund will have their shares exchanged for shares of the Dryden Fund of equal dollar value based upon the value of the shares at the time that the SP Fund's assets are transferred to the Dryden Fund. After the transfer of assets and exchange of shares have been completed, the SP Fund will be liquidated and dissolved. If the Plan is approved, you will cease to be a shareholder of the SP Fund and will become a shareholder of the Dryden Fund
For the reasons set forth in the "Reasons for the Reorganization" section, the Boards of Directors of the SP Mutual Funds and PIP
have determined that the proposed reorganization is in the best interests of the SP Fund, the Dryden Fund and the shareholders of the
SP Fund and the Dryden Fund, and have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Plan
The Board of Directors of SP Mutual Funds, on behalf of the SP
Fund, approved the Plan and unanimously recommends that you
vote to approve the Plan.
Shareholder Voting
Shareholders who own shares of the SP Fund at the close of business on August 18, 2006 (the Record Date) will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon
For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of a Fund represented at a meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund.
Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or via the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for
you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.
You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy
Statement
COMPARISON OF IMPORTANT FEATURES
The Investment Objectives and Policies of the Funds
This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Dryden Fund, you should read the Prospectus (enclosed as Exhibit B) and SAI for the Dryden Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement
The investment objectives of the Funds are similar. The investment objective of the SP Fund is to seek capital growth and current income while the investment objective of Dryden Fund is to seek income and long-term growth of capital. The investment objective of the Dryden Fund is a fundamental policy that cannot be changed by the
Company's Board of Directors without shareholder approval. The investment objective of the SP Fund is not a fundamental policy and may be changed by the Company's Board of Directors without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.
Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser(s) as follows:
Under normal circumstances the SP Fund will invest
approximately 60% of the Fund's assets in equity securities and the remainder in bonds and other fixed-income securities. Up to 35% of the Fund's fixed-income portion may be invested in securities rated in the fourth and fifth categories by a nationally recognized
statistical
rating organization.
3

Under normal circumstances the Dryden Fund will invest 40%-
75% of its total assets in equity-related securities and 25%-60% of its
total assets in investment grade fixed-income securities. The Dryden Fund may invest up to 20% of its total assets in fixed-income securities rated lower than investment grade ("junk bonds"). Normally, the Dryden Fund may invest up to 35% of its total assets in money market instruments. Up to 35% of the Fund's total assets may be invested in foreign equity and debt securities. Up to 30% of the Dryden Fund's total assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. The Dryden Fund may also use derivatives for hedging or to improve the Fund's return
The SP Fund's investment style generally takes a growth approach to investing in equity securities. For the equity portion of the SP Fund, the Fund's subadviser uses quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the subadviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) using a computer model that measures of each stock, value as well as its growth potential. In the second step, the subadviser uses a technique called portfolio optimization to seek to create a portfolio that provides better returns than the Standard & Poor's 500 Index (S&P 500 Index) without taking on significant additional risk. When deciding whether to sell a security, the subadviser considers the security's computer-generated ranking and other factors such as the security's price, whether a security's risk parameters outweigh its return opportunities, general market conditions and any other factors the subadviser deems relevant. The SP Fund invests the fixed-income portion of its portfolio in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S currency. At least 80% of the fixed-income assets will be invested in securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization. Up to 20% of the fixed-income portion may be invested in securities rated in the fourth
category and up to 15% may be invested in securities in the fifth category. Under normal market conditions, the weighted average maturity of the fixed-income portion of the SP Fund will be in the 3 to 10 year range. The subadviser adjusts the weighted average portfolio maturity in response to expected changes in interest rates.
With respect to the equity portion of its portfolio, the Dryden
Fund's
subadviser uses behavioral finance models to select securities that they believe are underpriced while seeking to maintain a profile similar to the Standard and Poor's 500 Composite Stock Price Index. The Dryden Fund uses an asset allocation strategy that involves actively shifting among asset classes in order to capitalize on perceived valuation opportunities and to seek to maximize the Fund's return.
The SP Fund and the Dryden Fund are each a diversified investment company under the 1940 Act and therefore subject to additional restrictions. See "Comparison of Other Policies - Diversification" and "Investment Restrictions" below.
The Funds typically distribute annually all or substantially all of their
ordinary income and net realized capital gains
After the reorganization is completed, it is expected that the
Dryden
Fund will continue be managed according to its current investment objective and policies
Comparison of Other Policies
Diversification
The SP Fund and the Dryden Fund are each "diversified" investment companies under the 1940 Act. As diversified investment companies, with respect to 75% of their assets, the SP Fund and the Dryden Fund cannot invest more than 5% of their assets in the securities of any one issuer or cannot hold more than 10% of the outstanding voting securities of such issuer
Foreign Securities
Each Fund may invest in securities of foreign issuers. The SP Fund may invest a portion of its total assets in securities of foreign issuers.
The Dryden Fund may invest up to 15% of its total assets in foreign equity securities and up to 20% of its total assets in fixed-income securities of foreign issuers
4

Derivative Instruments
Each Fund may utilize various derivative instruments. Generally, with derivatives, the subadviser is trying to predict whether the underlying investment - a security, market index, currency, interest rate or some other asset, rate or index - will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. When using certain derivative strategies, each Fund may need to segregate cash or other liquid assets. Any derivatives that are not offset by the Fund's underlying positions may result in losses to the Fund that would not otherwise have occurred. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money
Dollar Rolls
The Funds may enter into dollar rolls. When either Fund enters into
a
dollar roll, the Fund sells securities to be delivered in the current
month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest
earned on the cash proceeds of the initial sale
Swap Transactions
The Funds may enter into swap transactions. Swap transactions are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on
particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, credit default swaps, interest rate swaps, total return and index swaps and currency exchange swaps
Options
The Funds may purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on U.S.
or foreign securities exchanges or in the over-the-counter market.
An
option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Dryden Fund will sell only covered options
Swap Options
The Funds may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms
Futures Contracts and Related Options, Foreign Currency
Forward Contracts
The Funds may purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign
currencies, and related options on such futures. A futures contract is
an agreement to buy or sell a set quantity of an underlying asset at
a
future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures
contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Funds also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily
5

Short Sales
The SP Fund may engage in short sales for cash management
purposes only if, at the time of the short sale, the Fund owns or has
the right to acquire securities equivalent in kind and amount to the securities being sold short. Up to 25% of the Dryden Fund's net assets may be subject to short sales against the box, which means the
Fund owns or has the right to acquire the identical security at no additional cost. The Dryden Fund may also have up to 5% of its total assets allocated to uncovered short sales. The SP Fund does not have corresponding limitations on such investments
Illiquid Securities
The Funds may invest up to 15% of their net assets in illiquid securities. "Net assets" refers to a Fund's assets minus its liabilities
Certain derivative instruments held by the Fund may also be
considered illiquid
Borrowing and Pledging Assets
The Dryden Fund may borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings. The SP Fund may borrow so long as after such
borrowing the value of the Fund's assets less its liabilities (not including borrowings) is at least three times the amount of the borrowings
Lending of Portfolio Securities
The Funds may lend their portfolio securities to brokers, dealers
and
financial institutions, if outstanding loans do not exceed 33 1/3%
of
the value of such Fund's assets and the loans are callable at any time
by the Fund
Temporary Defensive Investments
In response to adverse market, economic or political conditions, the Dryden Fund may temporarily invest up to 100% of its total assets in high quality foreign or domestic money market instruments
Investing heavily in these securities limits the Dryden Fund's ability
to achieve capital appreciation, but can help preserve the Fund's assets when the equity markets are unstable. The SP Fund may also invest a portion of its assets in money market instruments and other short-term securities for temporary defensive purposes or to meet anticipated redemptions or anticipated purchases of additional securities for the Fund's portfolio
Investments in Affiliated Funds
The Dryden Fund and the SP Fund may each invest up to 25% of its total assets in shares of affiliated money-market funds or open-ended short-term bond funds with portfolio maturity of three years or less.
The Dryden Fund may invest in other non-affiliated investment companies with similar investment objectives, subject to additional restrictions under the 1940 Act. The SP Fund may invest up to 10%
of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the SP Fund's investment policies and restrictions and subject to additional restrictions under the 1940 Act
U.S. Government Securities
The Funds may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. The Dryden Fund may invest up to 60% of investable assets in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. The SP Fund does not have a corresponding limitation on such investments. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The SP Fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S.
government agencies or instrumentalities such as the Government National Mortgage Association ("Ginnie Mae"). Ginnie Mae is supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation
6

("Freddie Mac"), and the Federal Home Loan Bank ("FHLB") are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations Mortgage-Related Securities
The Funds may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security
(principal and interest) and break them apart. The resulting securities
may be sold separately and may perform differently
Asset Backed Securities
The Dryden Fund may invest up to 60% of its investable assets in asset-backed securities. SP Fund may also invest in asset-backed securities and does not have a corresponding limitation on such investments. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Most asset-backed securities are secured by collateral, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, either Fund could suffer a loss on its investment. Some asset-backed securities that the Funds invest in may be
collateralized
by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities
Collateralized Debt Obligations
The Dryden Fund may invest in collateralized debt obligations
(CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment-grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of investable assets of the Dryden Fund. The SP Fund does not invest in CDOs
Commercial Mortgage-Backed Securities
The SP Fund may invest in commercial mortgage-backed securities
(CMBS), securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings and the like. They may be issued by U.S. government agencies or by private issuers. The Dryden Fund does not invest in CMBS
Investments in Issuers with Limited Operating Histories
The SP Fund may not invest more than 5% of its assets in securities of issuers with less than a three-year operating history. The Dryden Fund does not have a corresponding limitation
7

Credit-Linked Securities
Dryden Fund may invest in credit-linked securities. The SP Fund does not invest in credit-linked securities. Credit-linked
securities are
securities with one of more embedded credit default swaps on corporate credits, which allows issuers of the securities to transfer specific credit risk of the asset referenced in the credit default swap(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the
performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity
Repurchase Agreements
The Funds may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is,
in effect, a loan by the Fund. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards approved by the Fund's subadviser, and may participate in a joint repurchase account with other investment companies managed by PI pursuant to an order of the Securities and Exchange Commission. Repurchase agreements are used for cash management purposes
Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements. When a
Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time
Convertible Securities and Preferred Securities
The SP Fund may invest in convertible and preferred securities, including convertible bonds, convertible preferred bonds and non-convertible preferred stock. These are securities - such as bonds, corporate notes and preferred stock - that the Fund can convert into the company's common stock or some other equity security. The SP Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or are of equivalent investment quality as determined by the subadviser. The SP Fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade ("junk bonds") will comprise less than 35%
of the SP Fund's net assets. The Dryden Fund may also invest in convertible securities, including up to 20% of the Fund's total assets in debt obligations rated BB or B by Standard & Poor's Ratings Services or Ba or B by Moody's Investors Services, Inc. or the equivalent rating by another nationally recognized statistical rating agency
Investment Restrictions
A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; and (vi) make loans (except for certain securities lending transactions)
In addition, the Funds have adopted fundamental investment restrictions to diversify their respective investments. Accordingly, the Funds are diversified funds under the 1940 Act. This means that they may not, with respect to 75% of the value of their respective total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than
10% of the outstanding voting securities of such issuer would be held
by the Fund
Moreover, the Funds may not purchase any security if, as a result, more than 25% of the value of the Fund's assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities
8

Although not fundamental, the SP Fund has the following investment restrictions:
The SP Fund may not:
1. Invest more than 15% of its assets in illiquid securities
2. Buy securities on margin or sell short (unless it owns, or by virtue
of its ownership of, other securities has the right to obtain securities
equivalent in kind and amount to the securities sold); however, the Fund may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies
3. Invest for control or for management
4. Invest in the securities of other investment companies except in compliance with the 1940 Act. Duplicate fees may result from such purchases
Although not fundamental, the Dryden Fund has the following investment restrictions:
The Dryden Fund may not:
1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin
2. Make short sales of securities or maintain a short position if, when
added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Dryden Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales "against the box" are not subject to this limitation
3. Make investments for the purpose of exercising control or management.
4. Invest in securities of other non-affiliated investment
companies,
except by purchases in the open market involving only customary brokerage commissions and as a result of which the Dryden Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5%
of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition. The
Fund may invest up to 25% of its total assets in shares of an affiliated
mutual fund
5. Purchase more than 10% of all outstanding voting securities of any
one issuer
Risks of Investing in the Funds
Like all investments, an investment in the Funds involves risk.
There
is no assurance that the Funds will meet their investment objectives The Funds invest in securities according to specific investment policies and objectives and, as a result, the investments are limited to a comparatively narrow segment of the economy.
Equity Securities. The Dryden Fund invests 40-75% of its assets and the SP Fund invests 60% of its assets in equity or equity-related securities. As with any mutual fund, investing significantly in equity or equity-related securities, the value of securities held by a fund may
decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities market generally. These declines may be substantial. In addition, changes in economic or political conditions, both domestic and international, may result in a decline in value of
a
fund's investments.
Derivatives. The Funds may use investment strategies, such as derivatives investing, that involve risk. The Funds may use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses
9

Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Fund's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a subadviser seeks to protect a
Fund against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Fund could be left in a less favorable position than if such strategies had not been used. A Fund's potential losses from the use of futures extends beyond its initial investment in
such contracts
Short Sales. Short sales may magnify losses relating to the underlying security, in particular due to share price volatility because the underlying security must be replaced at a specific time. Short sales against the box are not subject to these risks but give up the opportunity for capital appreciation in the security
Foreign Securities. Investing in foreign securities subjects the
Funds
to additional risks. Foreign markets, economies and political systems
may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws,
accounting standards, public information, custody and settlement practices may result in less reliable information
Emerging Markets. Investments in securities of emerging markets involve additional risks. The securities markets of developing countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, and have less government regulation then the securities markets of more developed countries and are not subject to such extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries
Fixed-Income Obligations. To the extent the Funds invest in fixed-income obligations, the investments are subject to the credit risk of the issuer, market risk with respect to the value of the investment
and
interest rate risk. Credit risk is the risk that the default of the issuer
would leave the Fund with unpaid interest or principal. Market risk is
the risk that the market value of an investment may move down, sometimes rapidly or unexpectedly. Interest rate risk is the risk that the value of most bonds will fall when interest rates rise Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized
statistical
rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-
rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a subadviser's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds
Illiquid and Restricted Securities. Illiquid securities are those that,
because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Fund may find it difficult to sell illiquid securities at the time considered most
advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely
marketable
Mortgage-related securities. In addition to the risks of fixed-
income
securities set forth above, mortgage-related securities are subject to
"pre-payment risk", which is the risk that the underlying mortgage may be pre-paid partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower-yielding securities Due to the substantial similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a very similar set of principal risks
10

Federal Income Tax Considerations
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90%
of its gross income from (i) dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in
such stock, securities or foreign currency, and (ii) net income derived
from an interest in "qualified publicly traded partnerships" (as such
term is defined in the Code); and (b) diversify its holdings so that, at
the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (i) any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Treasury regulations, to be in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to U.S. federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements
The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."
Forms of Organization
The SP Fund is a series of SP Mutual Funds, which is an open-end management investment company, organized as a Maryland corporation. SP Mutual Funds is authorized to issue 5.5 billion shares
of capital stock, par value $0.001 per share, 150,000,000 of which are designated as shares of SP Fund, which are each further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical. Accordingly, the SP Fund sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August
17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares
The Dryden Fund is a series of PIP, which is an open-end
management investment company organized as a Maryland
corporation. PIP is authorized to issue 6,250,000,000 shares of common stock, $.001 par value per share, of which 1,000,000,000 are designated as shares of Dryden Fund. The shares of the Dryden Fund are further divided into 200,000,000 Class A, 200,000,000
Class B, 200,000,000 Class C, 200,000,000 Class Z, and 200,000,000
Class R shares. If the Plan is approved, the Dryden Fund will authorize and issue Class L, Class M, Class X and New Class X shares
SP Mutual Funds and PIP are together referred to as the Companies. SP Mutual Funds and PIP each operate pursuant to a charter, which includes its Articles of Incorporation and amendments thereto, and by-laws. The Companies are each governed by a Board of Directors.
We refer to these as a "Board" and sometimes refer separately to them as "directors." We have summarized below certain rights of shareholders of the Companies to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete
11

description of the respective governing documents. You should refer to the charter and by-laws of the Companies for more complete information.
Forms of Ownership. Ownership interests in the Funds and their series are represented by shares of common stock of a corporation. The par value of each Fund's common stock is $.001. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."
Extraordinary Transactions. As registered open-end investment companies, the Funds are authorized under Maryland law to transfer all of their respective assets (or the assets of any class or series of their shares) without shareholder approval, but pursuant to state law
and their charters, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter
Shareholder Meetings
Place of Meeting. The Companies may hold shareholder meetings at any place set by their Board, except that in the case of SP Mutual Funds that place is required to be within the United States Shareholder Voting Rights. Each share of the Companies' common stock entitles its holder to one vote and fractional shares are entitled
to pro rata voting rights. In all elections for directors, each share of
the Companies' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted
Record Date. The Companies' Boards have the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders
Annual Meetings. The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act Special Meetings. The Companies must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SP Mutual Funds must call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. In the case of PIP, a special meeting shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. The Companies' Boards have sole power to fix the date and time of any special meeting of shareholders
Inspector of Elections. The Funds are required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting
Advance Notice of Shareholder Proposals. The by-laws of PIP
provide that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of each Fund not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Although the charter of the SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of the SP Mutual Funds may submit proposals from the floor of an annual meeting. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Companies
Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of the Funds shall constitute a quorum for the transaction of business at a meeting of such shareholders
12

Adjournments. Whether or not a quorum is present, PIP may adjourn a meeting of shareholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date. For SP Mutual Funds, a majority vote of the shareholders present is needed to achieve such an adjournment
Shareholder Action Without a Meeting. Shareholders of the
Companies are not entitled to act by written consent unless such consent is unanimous
Amendments to Charter
Amendments to each Company's charter generally require the
approval of the Board and at least a majority of the votes entitled to
be cast on the matter. However, the Board may amend the charter to change the name of the Company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, each Company's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval
Amendment of By-Laws
Each Company's by-laws can be amended by a majority vote of the shareholders or by a two-thirds vote in the case of the Board of Directors of PIP or a majority vote of the Board of Directors of SP Mutual Funds.
Board of Directors
Number of Members. SP Mutual Fund's Board may change the
number of directors to any number from three (3) to twenty-five
(25),
inclusive. PIP's Board may change the number of directors to any number from three (3) to twenty (20), inclusive.
Removal of Board Members. SP Mutual Funds' shareholders may
remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. PIP's shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.
Board Vacancies. A vacancy on the Companies' Boards may be filled by a majority of the remaining members of the Board (unless, in the case of SP Mutual Funds, the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, or the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law)
Limitation on Liability of Directors and Officers. The Companies' charters provide that, to the extent allowed by law, directors and officers will not be liable to the Funds or their shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from
(a) actual receipt of an improper personal benefit or profit in the form
of money, property or services or (b) active and deliberate
dishonesty
established by a final judgment as being material to the cause of action
Indemnification of Directors, Officers, Employees and Agents. Each Company's charter or by-laws provide for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that
(a)the act or omission of the director or officer was material to the
matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,
(b) the
director or officer actually received an improper personal benefit in
money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in
either case a court orders indemnification and then
13

only for expenses. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.
Liability of Shareholders
Under Maryland law, the Companies' shareholders generally have no personal liability for the debts or obligations of the Companies as a result of their status as shareholders.
Termination and Dissolution
Dissolution of the Companies requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, the Companies may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.
Management of the Funds
American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey,
serve as co-managers (the Investment Managers) pursuant to a separate investment management agreement with the SP Mutual
Funds on behalf of the SP Fund (the SP Fund Management
Agreement). PI serves as manager pursuant to a separate investment management agreement with PIP on behalf of the Dryden Fund (the Dryden Fund Management Agreement, and together with the SP
Fund Management Agreement, the Management Agreements). As of December 31, 2005, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion. Under the SP Fund Agreement, PI (as co-manager) will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the
SP Fund Management Agreement, the Investment Managers jointly administer the SP Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell.
Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Fund's investment objectives.
Under the Dryden Fund Management Agreement, PI (as manager)
manages the Dryden Fund's investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Dryden Fund. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Fund's subadviser.
The Companies have obtained an exemption from the SEC (the
Order) that permits ASISI or PI to change subadvisers that are not affiliated with either ASISI of PI for each of the the Funds and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Directors of the Companies. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Companies) is intended to facilitate the efficient supervision and management of the subadvisers by ASISI and PI and the Directors of the Companies.
With respect to the Funds, ASISI and/or PI, as applicable, currently engage the following subadvisers to manage the investments of the Funds in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by ASISI and/or PI, as applicable. Each subadviser is responsible, subject to the supervision and control of ASISI and/or PI, as applicable, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.
14

SP Fund
American Century Investment Management, Inc. ("American
Century") has served as subadviser for the SP Fund since August 1, 1997. American Century, located at American Century Towers, 4500 Main Street, Kansas City, Missouri 64111, has been providing investment advisory services to investment companies and institutional clients since 1958. As of December 31, 2005, American Century and its affiliates managed assets totaling approximately $100.9 billion. American Century uses a team of portfolio managers and analysts to manage the SP Fund. The following portfolio manager is primarily responsible for the day-to-day management of the SP Fund; he has overall responsibility for coordinating the SP Fund's activities, including determining appropriate asset allocations, reviewing overall SP Fund composition for compliance with stated investment objectives and strategies, and monitoring cash flows. Jeffrey R. Tyler: Mr. Tyler, Senior Vice President and Senior Portfolio Manager, joined American Century as a portfolio manager in January 1988. He has a bachelor's degree in business economics from the University of California - Santa Barbara and an MBA in finance and economics from Northwestern University. He is a CFA charterholder.
Responsibility for research security selection and portfolio construction for specified portions of the SP Fund has been allocated among other portfolio managers representing various investment disciplines and strategies. These portfolio managers are identified below.
Equity Portion
William Martin: Mr. Martin, Senior Vice President and Senior Portfolio Manager, joined American Century in 1989. He has a degree from the University of Illinois. He is a CFA charterholder. Thomas P. Vaiana: Mr. Vaiana, Portfolio Manager, joined American Century in February 1997. He became a portfolio manager in August 2000. He has a bachelor's degree in business finance from California State University.
Fixed-Income Portion
Jeffrey L. Houston: Mr. Houston, Vice President and Senior Portfolio Manager, joined American Century in November 1990. He became a portfolio manager in 1999. He has a bachelor of arts from the University of Delaware and an MPA from Syracuse University. He is a CFA charterholder.
John F. Walsh: Mr. Walsh, Vice President and Portfolio Manager, joined American Century in February 1996. He became a portfolio manager in September 1997. He has a bachelor's degree in marketing from Loyola Marymount University and an MBA in finance from Creighton University.
G. David MacEwen: Mr. MacEwen, Chief Investment Officer - Fixed-Income and Senior Vice President, supervises the American Century Taxable Bond team. He joined American Century in May
1991. He has a bachelor's degree in economics from Boston
University and an MBA in finance from the University of Delaware. Robert V. Gahagan: Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century in 1983. He became a portfolio manager in August 1991. He has a bachelor's degree in economics and an MBA from the University of Missouri - Kansas
City.
Alejandro H. Aguilar: Mr. Aguilar, Vice President and Senior Portfolio Manager, joined American Century in October 2003. Prior to joining American Century, he was an Investment Officer with CalPERS from July 2002 to September 2003 and Director of
Portfolio Management at TIAA-CREF from May 1997 to April 2002.
He has a bachelor's degree in economics from the University of Michigan. He is a CFA charterholder.
Brian Howell: Mr. Howell, Vice President and Portfolio Manager, joined American Century in 1988 and became a portfolio manager in 1996. He has a bachelor's degree in mathematics/statistics and an MBA from the University of California - Berkeley.
15

Dryden Fund
Prudential Investment Management, Inc. (PIM) and Quantitative Management Associates LLC (QMA) are the subadvisers to the
Dryden Fund. PIM has served as such since the inception of the Dryden Fund, and QMA has served as a subadviser to the Fund since July 1, 2004. QMA is a direct, wholly-owned subsidiary of PIM.
PIM and QMA are both located at 100 Mulberry Street, Gateway
Center Two, Newark, NJ 07102. Kay T. Willcox and Malcolm
Dalrymple of PIM's Fixed-Income Group are the portfolio managers for the fixed-income segment of the Dryden Fund.
Kay T. Willcox, Principal, is Portfolio Manager for PIM-Fixed-Income's Core Fixed-Income Strategy. She also manages the fixed-income portion of the Dryden Active Allocation Fund and is a mortgage portfolio manager. Prior to her current duties, Ms. Willcox managed a segment of The Prudential Insurance Company of
America's proprietary portfolio and mutual fund fixed-income portfolios and handled mortgage backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.
Malcolm Dalrymple, Principal, is a corporate bond portfolio manager for PIM-Fixed Income. He is responsible for the corporate bond sleeves of Core Fixed Income portfolios and is also a portfolio manager for Structured and Short Maturity Strategies. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. Mr. Dalrymple joined Prudential
Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.
QMA is the subadviser to the equity segment of the Dryden Fund.
QMA is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of March 31, 2006, QMA had approximately $55 billion in assets under management (including approximately $6 billion in assets for which QMA, as balanced manager, allocates to affiliated and unaffiliated managers). The address of QMA is Gateway Center Two, 100 Mulberry Street,
Newark, New Jersey 07102. QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for managing the Dryden Fund are listed below.
Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. Maggie is responsible for portfolio management and investment strategy for the Dryden Fund. She is portfolio manager for QMA's enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Previously, Maggie was employed by the
AT&T Treasury department and by Price Waterhouse as a senior consultant. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.
Stacie L. Mintz is a Portfolio Manager for QMA. Stacie is responsible for portfolio management for the Fund. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from
New York University.
Subsequent to the consummation of the Reorganization, PIM and
QMA will continue to serve as the subadvisers for the Dryden Fund, although the portfolio managers for PIM or QMA could change at any time prior to and after the consummation of the Reorganization. If the Investment Manager determines that such portfolio manager change is not in the best interests of the Dryden Fund and its shareholders, then pursuant to the Order one or both of the subadvisers may be replaced with another subadviser that is not an affiliate of PIM or QMA without prior shareholder approval,
16

subject to Board approval. If such change occurs prior to the Meeting you will be notified and you may change your vote for the proposal as described herein under "Voting Information - Revocation of Proxies."
Additional Information About the Portfolio Managers
Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of October 31, 2005 for SP Fund, and as of September
30, 2005 for Dryden Fund.
Other Accounts Managed by Portfolio Manager
The table below identifies, for the portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. None of the portfolio managers were paid a fee based on performance.

Portfolio
Manager

RIC

Accounts

Managed

Assets
of RIC
Managed

Other
Pooled

Accounts

Managed

Assets of
Other Pooled
Accounts
Managed

Other

Accounts

Managed

Assets of
Other
Accounts
Managed

SP Fund

Jeffrey R.
Tyler


16


$
5,151,870,075

34

$
1,121,724,194

0

$
0

Dryden Fund

Stacie L
Mintz**

3

89,841,878

1

175,776,863

1
*

6,872,487,712

Margaret
S.
Stumpp**

10

7,013,691,131


5

1,838,259,107

18

10,716,296


Kay T.
Wilcox

5

1,619,184

12

1,313,957

22


3,491,957

Malcolm
Dalrymple

4

844,849

10

715,365

10

1,284,762


Other Accounts includes single accounts, managed accounts
(which are counted as one account per managed account platform)
and non-U.S. mutual funds
With respect to QMA, accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of such account)
17

Fund

Compensation Structure and Method(s)/Material
Conflicts of Interest

Dryden
Fund

Prudential Investment Management, Inc

Compensation

PIM's Fixed Income Unit seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM's Fixed Income Unit's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc. ("Prudential Financial"), providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. Investment professionals' incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1)Investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

2) PIM's Fixed Income Unit's business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

3)market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. PIM's Fixed Income Unit regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness. Each investment professional's incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Potential Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

18

Fund

Compensation Structure and Method(s)/Material
Conflicts of Interest

Dryden
Fund
(continued)

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading.
PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential
Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund.
This can occur particularly with respect to fixed-income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information.
PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of this information between units of PIM as well as between affiliates and PIM.
Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed-income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts
(including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also

19

Fund

Compensation Structure and Method(s)/Material
Conflicts of Interest

Dryden
Fund
(continued)

differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management

For example, the accounts may at times be precluded from taking positions over- weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account, of The Prudential Insurance Company of
America ("PICA", PIM's proprietary accounts and accounts of other affiliates of PIM (collectively the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in PIM's client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Fund in a portfolio company may conflict with the interests of one or more Affiliated
Accounts or other client accounts managed by PIM or its affiliates. This may occur because Affiliated
Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund but at different levels in the capital structure. Investment by Affiliated Accounts at different levels to that

20

Fund

Compensation Structure and Method(s)/Material
Conflicts of Interest

Dryden
Fund
(continued)

of the Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the Affiliated Accounts and the Fund. For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by the Fund, Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Fund are originated and managed in its best interests.

In addition, portfolio managers may advise Affiliated
Accounts. PIM's portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts, including the Fund, are managed differently from Affiliated Accounts, each of the client accounts, and each Affiliated
Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts' investment objectives, investment strategies and restrictions (these conflicting positions and transactions, where arising from PIM's advisory activities or where PIM is otherwise aware of them, are collectively referred to as "Differing Positions").
PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing
Positions.

Because of the substantial size of PICA's general account, trading by PICA's general account in certain securities, particularly certain fixed-income securities, may result in market changes in response to trades. Although PIM expects that PICA's general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests;
however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Quantitative Management Associates LLC

Compensation

Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.

21
Fund

Compensation Structure and Method(s)/Material
Conflicts of Interest

Dryden
Fund
(continued)

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i)
80% of the value of the grant is subject to increase or decrease based on the annual performance of certain
QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

Each investment professional's incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Potential Conflicts

Conflicts of Interest . QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading.
QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential
Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular

22

Fund

Compensation Structure and Method(s)/Material
Conflicts of Interest

Dryden
Fund (continued)

issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining "Information
Barriers" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time

With respect to the management of the Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may be different from the price of the securities purchased or sold for the Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of
America, QMA's proprietary accounts and accounts of other affiliates (collectively, the "Affiliated
Accounts") may at times have various levels of financial or other interests, including but

23

Fund

Compensation Structure and Method(s)/Material
Conflicts of Interest

Dryden
Fund
(concluded)

not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

Portfolio managers may advise Affiliated Accounts.
In addition, the value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA
(the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated
Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security).
For these clients, QMA may take a short position in securities that are held long in other client portfolios.
QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests;
however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

SP Fund

American Century Investment Management, Inc.

Compensation

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage.

24

Fund

Compensation Structure and Method(s)/Material Conflicts of Interest

SP Fund (continued)

It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Strategic Partners Balanced Fund. A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value.

Performance is measured for each product individually as
described above and then combined to create an overall
composite for the product group. These composites may
measure one-year performance (equal weighted) or a
combination of one- and three-year performance (asset
weighted) depending on the portfolio manager's
responsibilities and products managed. This feature is
designed to encourage effective teamwork among portfolio
management teams in achieving long-term investment
success for similarly styled portfolios. A portion of some
portfolio managers' bonuses may be tied to individual
performance goals, such as research projects and the
development of new products. Finally, portfolio manager
bonuses may occasionally be affected by extraordinarily
positive or negative financial performance by American
Century Companies, Inc. ("ACC"), the adviser's privately-
held parent company. This feature has been designed to
maintain investment performance as the primary component
of portfolio manager bonuses while also providing a link to
the adviser's ability to pay.
25

Fund
Compensation Structure and Method(s)/Material Conflicts of Interest

SP Fund (continued)
Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies
and conflicts in the allocation of investment opportunities American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades
are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American
Century has
26
Fund
Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (concluded)

adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system. Finally, investment of American
Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of the Funds' securities by that portfolio manager.

Fund

Portfolio Manager(s)

Ownership of Securities
SP Fund

Jeffrey R. Tyler

None

Dryden Fund

Stacie L. Mintz
Margaret S. Stumpp
Kay T. Willcox
Malcolm Dalrymple

None
None
None
None

Investment Management Fees
Pursuant to the SP Fund Management Agreement, ASISI receives a monthly investment management fee for the performance of its services for the SP Fund. PI does not receive a fee for its management of the SP Fund. Pursuant to the Dryden Fund
Management Agreement, PI receives a monthly investment
management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the SP Fund, and PI, as manager of the Dryden Fund, pays each subadviser of the applicable Fund a portion of its fee for the performance of the subadvisory services at no additional cost to the Fund.
The SP Fund is obligated to pay ASISI an annual investment management fee, as a percentage of its average daily net assets, equal to .75% to $500 million, .70% for the next $500 million, and .65% of the average daily net assets in excess of $1 billion, under the SP Fund
Management Agreement. The SP Fund does not pay PI a fee for its management services. Under the Dryden Fund Management
Agreement, the Dryden Fund is obligated to pay PI an annual investment management fee as a percentage of its average daily net assets equal to .65% up to $1 billion and .60% over $1 billion. As a result, if the Plan is approved, the shareholders of SP Fund will pay investment management fees at a lower rate. During its fiscal year ended October 31, 2005 and the period ended April 30, 2006, the SP Fund paid $1,056,712 and $395,771, respectively, in investment management fees to ASISI. During the fiscal year ended September
30, 2005 and the period ended March 31, 2006, the Dryden Fund paid $4,603,502 and $2,189,999, respectively, in investment
management fees to PI
ASISI and PI, as applicable, pay the respective subadviser a portion of the investment management fee that ASISI receives from the SP Fund and that PI receives from the Dryden Fund. ASISI and PI, as applicable, pay such subadvisory fees without any additional expense to the respective Fund. With respect to the SP Fund, ASISI pays American Century Investment Management, Inc. an annual rate, as a percentage of the Fund's average daily net assets, equal to 0.45% up to $50 million, .40% from $50 million to $100 million, .35% from $100 million to $500 million plus .30% over $500 million. With respect to the Dryden Fund, PI pays PIM and QMA with respect to the portion of Fund assets that they each manage an annual rate equal
to 0.325% of the Fund's average daily net assets up to $1 billion
and
0.285% of the Fund's average daily net assets in excess of $1 billion.
27

Distribution Plan
American Skandia Marketing, Incorporated and Prudential
Investment Management Services LLC (PIMS) (collectively, the Distributors) jointly serve as the principal underwriter and distributor for the SP Fund. PIMS also serves as the principal underwriter and distributor for the Dryden Fund. The Companies each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each
Fund is authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

Share
Class
Rate

Class A
(1)
0.25% of the Fund's average daily net assets attributable to Class A shares
Class B
1.00% of the Fund's average daily net assets attributable to Class B shares

Class C

1.00% of the Fund's average daily net assets attributable to Class C shares

Class L
(2)

0.50% of the Fund's average daily net assets attributable to Class L shares

Class M
(2)

1.00% of the Fund's average daily net assets attributable to Class M shares

Class R
(3)
0.50% of the Fund's average daily net assets attributable to Class R shares

Class X
(2)
1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z
(3)

None

(1) The Distributors have each contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of each Fund's average daily net assets of the Class A shares for the period ending January 31, 2007, for the Dryden Fund and February
28, 2007 for the SP Fund. Without such contractual fee waiver the 12b-1 fees for Class A would be 0.30% of each Fund's average daily net assets of the Class A shares.
(2) Currently, only the SP Fund offers Class L, Class M, Class X and New Class X shares. Pending approval of the Plan by shareholders, the Dryden Fund will offer Class L, Class M, Class X and New Class X shares to accommodate the SP Fund Class L, Class
M, Class X and New Class X shareholders. However, these classes of shares will be closed to most new purchasers.
(3) Only the Dryden Fund has Class R and Class Z shares. Class Z shares are not subject to any distribution or service fees. Dryden Fund's distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the Fund's average daily net assets of the Class R shares for the period ending January 31, 2007. Without such contractual fee waiver the 12b-1 fees for Class R shares would be 0.75% of the Fund's average daily net assets of the Class R shares.
Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges. Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans by the distributor are used for such distributor's purchases of bonus shares, which are additional shares granted to investors in Class X shares by the distributor.
Valuation
In connection with the Reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of the Dryden Fund. The share value of a mutual fund - known as the net asset value per share or NAV - is determined by a simple calculation: it is the net assets (assets minus liabilities) of each individual share class of the fund divided by the number of shares outstanding of the corresponding share class. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).
Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with
28


securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.- traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange
(NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make
or
have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-
term traders. There is no assurance, however, that fair value pricing
will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.
Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily. Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, Class L, Class M, Class R and Class X, as applicable, of a Fund's shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C,
Class L, Class M, Class R and Class X shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the
classes.
Portfolio Holdings
In addition to the description contained herein, a description of each
Fund's policies and procedures with respect to the disclosure of that
Fund's portfolio securities is also contained in that Fund's prospectus,
SAI and on that Fund's website (for the SP Fund, see www.strategicpartners.com, and for the Dryden Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter on its website within approximately 30 days after the end of the month. Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website.
When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.
29


Procedures for Release of Portfolio Holdings Information:
1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.
2. The request shall be forwarded to PI's Product Development
Group and to the CCO of the Fund, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Fund holdings information.
4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.
5. Written notification of the approval shall be sent by such officer to
PI's Fund Administration Department to arrange the release of Fund holdings information.
6. PI's Fund Administration Department shall arrange for the release of Fund holdings information by PFPC Trust Company (for the SP
Fund) and The Bank of New York (for the Dryden Fund)
(collectively, the Custodian Banks).
As of the date of this Prospectus/Proxy Statement, each Fund will provide to:
1. Traditional External Recipients/Vendors
Full holdings on a daily basis to Investor Responsibility
Research
Center (IRRC), Institutional Shareholder Services (ISS) (securities class action claims services administrator) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day; Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;
Full holdings to KPMG LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and
Full holdings to financial printers as soon as practicable
following
the end of each Fund's quarterly, semi-annual and annual period-
ends.
2. Analytical Service Providers
The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;
Full holdings on a daily basis to FT Interactive Data (a fair value
information service) at the end of each day;
Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.
30


There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.
Frequent Purchases and Redemptions of Fund Shares
Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.
Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders.
Funds that invest in foreign securities may be particularly
susceptible
to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each
Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
The Boards of the Funds have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-
trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.
Each Fund reserves the right to reject or cancel, without prior notice,
all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.
If a Fund is offered to qualified plans on an omnibus basis or if
Fund
shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners.
Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.
The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy
offenders. In
cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information
reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.
31


Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. None of the Funds has any arrangements intended to permit trading of its shares in contravention of the policies described above.
Purchases, Redemptions, Exchanges and Distributions
The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class
A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) (see "How to Buy Shares" in the Dryden Fund's prospectus, incorporated by reference and attached as Exhibit B.) Class B of each Fund shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M, Class X and New Class X shares are sold subject to a CDSC of 6.00%, decreasing annually. For more information relating to the purchase, redemption, exchange and distribution of Class A, B and C shares, see "How to Buy Shares" and "How to Sell Your Shares" in the Dryden Fund's prospectus, incorporated by reference and attached as Exhibit B. Class L, Class M, Class X and New Class X shares are generally no longer offered for direct purchase.
Class L shares of the SP Fund are closed to most new purchases
(with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the distributor and a portion is allocated to the purchaser's dealer. The distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The front-end sales charge rates for Class L shares are as follows:

Amount of Purchase

Front-end Sales Charge
 (as % of offering price)

Front-end Sales Charge
 (as % of amt. invested)

Less than $50,000


5.75
%


6.10
%

$ 50,000 up to $100,000


5.00
%


5.26
%

$ 100,000 up to $250,000


4.00
%


4.17
%

$ 250,000 up to $500,000


3.00
%


3.09
%

$ 500,000 up to $1 million


2.25
%


2.30
%

$ 1,000,000 up to $4,999,999


None



1.00
%*

$ 5,000,000 up to $9,999,999


None



0.50
%*

$10,000,000 up to $9,999,999,999


None



0.25
%*


* For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.
There is no initial sales charge on purchases of Class L shares of the
applicable Funds in the following cases:
  Purchases aggregating $1 million or more;
  Purchases by an employer-sponsored retirement plan under Section 403(b) of the Code that features an employer contribution or "match"; or
  Purchases by an employer-sponsored retirement plan under Section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that
has established an electronic link with the Funds.
However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC (Class L CDSC) will be deducted from the redemption proceeds. During the past 12 months Class L shares were not available to new
32


investors. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to Section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in a Fund's SAI. The Class L CDSC will be equal to 1% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L
CDSC. The Class L CDSC is paid to the distributor with respect to expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.
Class M shares of SP Fund are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within seven years of their purchase, a CDSC (Class M CDSC) will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of its Class M shares. The distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees, to certain unrelated parties that provides funding for the up-front sales concession payments.
To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During

Class M CDSC
 (as % of amount subject to charge)

1st year after purchase


6.00
%

2nd year after purchase


5.00
%

3rd year after purchase


4.00
%

4th year after purchase


3.00
%

5th year after purchase


2.00
%

6th year after purchase


2.00
%

7th year after purchase


1.00
%

8th year after purchase


None



For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.
The Class M CDSC will be waived in the following cases if shares are redeemed and the Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the
Fund
(any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Fund; and (6) the return of excess contributions from an IRA or
SIMPLE IRA.
Approximately eight years after the purchase of Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The
33


conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.
Class X shares of SP Fund are sold without an initial sales charge. However, if Class X shares are redeemed within eight years of their purchase (seven years in the case of Class X shares purchased prior to August 19, 1998), a CDSC (Class X CDSC) will be deducted from the redemption proceeds. The Class X CDSC will not apply to shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase.
For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.
To determine whether the Class X CDSC applies to a redemption, a Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions and shares held for over eight years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).
The amount of the Class X CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During

Class X CDSC
 (as % of amount subject to charge)

1st year after purchase


6.00
%

2nd year after purchase


5.00
%

3rd year after purchase


4.00
%

4th year after purchase


4.00
%

5th year after purchase


3.00
%

6th year after purchase


2.00
%

7th year after purchase


2.00
%

8th year after purchase


1.00
%

9th or 10th year after purchase


None



For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.
The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type
403(b)(7) plan equal to the percentage of plan assets held in Class
X
shares of the Fund; (4) the portion of any substantially equal periodic
payments (as described in Section 72(t) of the Code) equal to the percentage of plan assets held in Class X shares of the Fund; and
(5)
the return of excess contributions from an IRA or SIMPLE IRA.
Ten years after the purchase of Class X shares of a Fund (eight years
in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above.
The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of
34


Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.
The redemption policies for each Fund are identical. Your shares will
be sold at the next NAV per share determined after your order to sell
is received, and you will receive that amount less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.
Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the other Fund, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.
You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive Dryden Fund shares in exchange for
SP Fund shares pursuant to the Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange
privilege after giving you 60 days' notice.
Frequent trading of Fund shares in response to short-term fluctuations in the market - also known as "market timing" - may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a
Fund will have to invest. When, in the opinion of PI (and, with respect to the SP Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse
purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.
Each Fund will distribute substantially all of its income and capital
gains to shareholders each year. The SP Fund expects to pay dividends of net investment income semiannually and distributions of net realized capital gains, if any, annually. The Dryden Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually.
SP Mutual Funds Share Class Designations
Please note that in 2004 SP Mutual Funds renamed Class A and
Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.
In addition, pursuant to its charter, SP Mutual Funds may issue both "Class X" shares and "New Class X" shares of the SP Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August
17, 1998 are subject to automatic conversion to Class A shares approximately eight years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares. If the Plan is approved, the Dryden Fund will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of the SP Fund, which are sometimes collectively referred as "Class X shares" of the Dryden Fund in this Prospectus/Proxy Statement.
35


FEES AND EXPENSES
The following tables describes the fees and expenses that shareholders may pay if they hold shares of the Funds, as of the period ending April 30, 2006 for the SP Fund and as of the period ending March 31, 2006 for the Dryden Fund, as well as the projected unaudited pro forma fees and expenses of the Dryden Fund as of March 31, 2006 that will continue in effect after consummation of the Plan if approved. Class L, M and X shares of the Dryden Fund were not offered during the last fiscal year. The fees and expenses below of the Class L, M and X shares of the Dryden Fund are based on estimated expenses of the Fund during the current fiscal year. The holding period for shares held by investors in the SP Fund will be counted in computing the holding period of shares subsequently held in Dryden Fund for purposes of determining any applicable CDSCs. Shareholder Fees and Operating Expenses
Class A Shares
Shareholder Fees (fees paid directly from your investment)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Maximum sales charge (load) on
 purchases (as % of offering price)

5.50 %

5.50 %

5.50 %

Maximum contingent deferred sales
 charge (load)

1.00 %

1.00 %

1.00 %

Redemption Fee

None

None

None

Exchange Fee

None

None

None

Small balance account fee
 beginning on or about November 17, 2006

$15

$15

$15



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Management Fees


0.75
%


0.65
%


0.65
%

+ Distribution (12b-1) Fees


0.30
%


0.30
%


0.30
%

+ Other Expenses


0.58
%


0.21
%


0.23
%

= Total annual fund operating expenses


1.63
%


1.16
%


1.18
%

- Fee waiver and/or expense reimbursement


(0.22
)%


(0.05
)%


(0.07
)%

= Net annual fund operating expenses


1.41
%


1.11
%


1.11
%


Class B Shares
Shareholder Fees (fees paid directly from your investment)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Maximum sales charge (load) on
 purchases (as % of offering price)

None

None

None

Maximum contingent deferred sales
 charge (load)

5.00 %

5.00 %

5.00 %

Redemption Fee

None

None

None

Exchange Fee

None

None

None

Small balance account fee
 beginning on or about November 17, 2006


 $15


 $15


 $15



36


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Management Fees


0.75
%


0.65
%


0.65
%

+ Distribution (12b-1) Fees


1.00
%


1.00
%


1.00
%

+ Other Expenses


0.58
%


0.21
%


0.23
%

= Total annual fund operating expenses


2.33
%


1.86
%


1.88
%

- Fee waiver and/or expense reimbursement


(0.17
)%


None



(0.02
)%

= Net annual fund operating expenses


2.16
%


1.86
%


1.86
%


Class C Shares
Shareholder Fees (fees paid directly from your investment)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Maximum sales charge (load) on
 purchases (as % of offering price)

None

None

None

Maximum contingent deferred sales
 charge (load)

1.00 %

1.00 %

1.00 %

Redemption Fee

None

None

None

Exchange Fee

None

None

None

Small balance account fee
 beginning on or about November 17, 2006


 $15


 $15


 $15



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Management Fees


0.75
%


0.65
%


0.65
%

+ Distribution (12b-1) Fees


1.00
%


1.00
%


1.00
%

+ Other Expenses


0.58
%


0.21
%


0.23
%

= Total annual fund operating expenses


2.33
%


1.86
%


1.88
%

- Fee waiver and/or expense reimbursement


(0.17
)%


None



(0.02
)%

= Net annual fund operating expenses


2.16
%


1.86
%


1.86
%


37


Class L Shares
Shareholder Fees (fees paid directly from your investment)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Maximum sales charge (load) on
 purchases (as % of offering price)

5.75 %

5.75 %

5.75 %

Maximum contingent deferred sales
 charge (load)

None

None

None

Redemption Fee

None

None

None

Exchange Fee

None

None

None

Small balance account fee
 beginning on or about November 17, 2006


 $15


 $15


 $15



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Management Fees


0.75
%


0.65
%


0.65
%

+ Distribution (12b-1) Fees


0.50
%


0.50
%


0.50
%

+ Other Expenses


0.58
%


0.21
%


0.23
%

= Total annual fund operating expenses


1.83
%


1.36
%


1.38
%

- Fee waiver and/or expense reimbursement


(0.17
)%


None



(0.02
)%

= Net annual fund operating expenses


1.66
%


1.36
%


1.36
%


Class M Shares
Shareholder Fees (fees paid directly from your investment)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Maximum sales charge (load) on
 purchases (as % of offering price)

None

None

None

Maximum contingent deferred sales
 charge (load)

6.00 %

6.00 %

6.00 %

Redemption Fee

None

None

None

Exchange Fee

None

None

None

Small balance account fee
 beginning on or about November 17, 2006


 $15


 $15


 $15



38


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Management Fees


0.75
%


0.65
%


0.65
%

+ Distribution (12b-1) Fees


1.00
%


1.00
%


1.00
%

+ Other Expenses


0.58
%


0.21
%


0.23
%

= Total annual fund operating expenses


2.33
%


1.86
%


1.88
%

- Fee waiver and/or expense reimbursement


(0.17
)%


None



(0.02
)%

= Net annual fund operating expenses


2.16
%


1.86



1.86
%


Class R Shares
Shareholder Fees (fees paid directly from your investment)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Maximum sales charge (load) on
 purchases (as % of offering price)

N/A

None

None

Maximum contingent deferred sales
 charge (load)

N/A

None

None

Redemption Fee

N/A

None

None

Exchange Fee

N/A

None

None

Small balance account fee
 beginning on or about November 17, 2006

N/A

None

None



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Management Fees

N/A


0.65
%


0.65
%

+ Distribution and Service (12b-1) Fees

N/A


0.75
%


0.75
%

+ Other Expenses

N/A


0.21
%


0.23
%

= Total annual fund operating expenses

N/A


1.61
%


1.63
%

- Fee waiver and/or expense reimbursement

N/A


(0.25
)%


(0.27
)%

= Net annual fund operating expenses

N/A


1.36
%


1.36
%


39


Class X Shares
Shareholder Fees (fees paid directly from your investment)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Maximum sales charge (load) on
 purchases (as % of offering price)

None

None

None

Maximum contingent deferred sales
 charge (load)

6.00 %

6.00 %

6.00 %

Redemption Fee

None

None

None

Exchange Fee

None

None

None

Small balance account fee
 beginning on or about November 17, 2006


 $15


 $15


 $15



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Management Fees


0.75
%


0.65
%


0.65
%

+ Distribution (12b-1) Fees


1.00
%


1.00
%


1.00
%

+ Other Expenses


0.58
%


0.21
%


0.23
%

= Total annual fund operating expenses


2.33
%


1.86
%


1.88
%

- Fee waiver and/or expense reimbursement


(0.17
)%


None



(0.02
)%

= Net annual fund operating expenses


2.16
%


1.86
%


1.86
%


Class Z Shares
Shareholder Fees (fees paid directly from your investment)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Maximum sales charge (load) on
 purchases (as % of offering price)

N/A

None

None

Maximum contingent deferred sales
 charge (load)

N/A

None

None

Redemption Fee

N/A

None

None

Exchange Fee

N/A

None

None

Small balance account fee
 beginning on or about November 17, 2006

N/A

None

None



40


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)



SP Fund

Dryden Fund

Pro Forma
 Dryden Fund
 After
 Reorganization

Management Fees

N/A


0.65
%


0.65
%

+ Distribution and Service (12b-1) Fees

N/A


None



None


+ Other Expenses

N/A


0.21
%


0.23
%

= Total annual fund operating expenses

N/A


0.86
%


0.88
%

- Fee waiver and/or expense reimbursement

N/A


None



(0.02
)%

= Net annual fund operating expenses

N/A


0.86
%


0.86
%


  Your broker may charge you a separate or additional fee for purchases and sales of shares.
  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). During the past 12 months Class L shares were not available to new investors.
  ASISI has agreed to contractually reimburse and/or waive fees through February 28, 2007, so that the SP Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses do not exceed 1.15% of the SP Fund's average daily net assets. Due to the Reorganization, ASISI and PI could benefit from the elimination of fee waiver currently being waived for the SP Fund since PI currently is not waiving or reimbursing any of its fee for the Dryden Fund. However, PI has contractually agreed that for the 12 months after the completion of the Reorganization, it will waive and/or reimburse up to 0.02% of its management fees, if the Dryden Fund's operating expenses (exclusive of taxes, interest, brokerage, distribution fees and extraordinary expenses) exceed 0.86% as a result of the Reorganization.
  The Other Expenses have been restated to reflect current contractual rates for custody and accounting services.
  The Funds' Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1%
of the average daily net assets of the Class A shares through February 28, 2007 for the SP Fund and through January 31, 2007 for the Dryden Fund. The Dryden Fund's Distributor also has contractually agreed to reduce its distribution and service (12b-1) fees for Dryden Fund's Class R shares to 0.50% of the average daily net assets of the Dryden Fund's Class R shares through January 31, 2007.
  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for New Class X shares decreases by 1%
annually to 4% in the third and fourth years, 3% in the fifth year,
2%
in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares and New Class X shares convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. No CDSC is charged after these periods.
  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Series will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP")
accounts or employee savings plan accounts. Class R and Class Z are exempt from the small balance account fee.
  Class R and Z shares of the SP Fund were not offered as of April 30, 2006. The Class L, M and X shares of the Dryden Fund were not offered as of March 31, 2006 and the operating expenses are estimated based on expenses of the Dryden Fund and the distribution fee applicable to such share class.
41


  The CDSC for Class A, B, C shares of the Dryden Fund is calculated as a percentage of the lower of the original purchase price or sale proceeds. The CDSC for the Class L, M, X and New Class X shares of Dryden and SP Funds, and the Class A, B and C shares of the SP Fund is calculated as a percentage of the original purchase price.
  A $10 fee may be imposed for wire transfers of redemption proceeds.
  The management fee rate shown is based on each Fund's daily average net assets as of April 30, 2006 for the SP Fund and March 31, 2006 for the Dryden Fund. The Funds' management fee schedule includes fee breakpoints which reduce the Funds' effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Dryden Fund's management fee schedule is 0.65% of its average daily net assets up to $1 billion and 0.60% of its average daily net assets over $1 billion. The SP Fund's management fee schedule is set forth below: 0.75% of its average daily net assets up to $500 million, 0.70% of its average daily net assets up to $1 billion and 0.65% of its average daily net assets in excess of $1 billion.
Expense Examples
These examples are intended to help you compare the cost of investing in each Fund before the reorganization with the cost of investing in the Dryden Fund after consummation of the Plan. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Class L,
M and X shares of the Dryden Fund were not offered during the last fiscal year. The expenses below of the Class L, M and X shares of the Dryden Fund are based on estimated expenses of the Fund during the current fiscal year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares (approximately eight years after purchase of such shares issued prior to August 17, 1998) will automatically convert to Class A shares. The information in the ten years column reflects such conversions. Full Redemption - Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:
Class A Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
686


$
1,016


$
1,368


$
2,359


Dryden Fund


657



894



1,149



1,877


Dryden Fund
 (Pro forma after the reorganization)


657



898



1,157



1,897



Class B Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
719


$
1,011


$
1,330


$
2,396


Dryden Fund


689



885



1,106



1,911


Dryden Fund
 (Pro forma after the reorganization)


689



889



1,114



1,931



Class C Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
319


$
711


$
1,230


$
2,653


Dryden Fund


289



585



1,006



2,180


Dryden Fund
 (Pro forma after the reorganization)


289



589



1,014



2,199



42


Class L Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
734


$
1,102


$
1,493


$
2,586


Dryden Fund


706



981



1,277



2,116


Dryden Fund
 (Pro forma after the reorganization)


706



985



1,285



2,135



Class M Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
819


$
1,111


$
1,430


$
2,478


Dryden Fund


789



985



1,206



1,997


Dryden Fund
 (Pro forma after the reorganization)


789



989



1,214



2,017



Class R Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

N/A

N/A

N/A

N/A

Dryden Fund

$
138


$
484


$
853


$
1,890


Dryden Fund
 (Pro forma after the reorganization)


138



488



861



1,910



Class X Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
819


$
1,111


$
1,530


$
2,653


Dryden Fund


789



985



1,306



2,180


Dryden Fund
 (Pro forma after the reorganization)


789



989



1,314



2,199



Class Z Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

N/A

N/A

N/A

N/A

Dryden Fund

$
88


$
274


$
477


$
1,061


Dryden Fund
 (Pro forma after the reorganization)


88



279



486



1,082



No Redemption - Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:
Class A Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
686


$
1,016


$
1,368


$
2,359


Dryden Fund


657



894



1,149



1,877


Dryden Fund
 (Pro forma after the reorganization)


657



898



1,157



1,897



Class B Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
219


$
711


$
1,230


$
2,396


Dryden Fund


189



585



1,006



1,911


Dryden Fund
 (Pro forma after the reorganization)


189



589



1,014



1,931



43


Class C Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
219


$
711


$
1,230


$
2,653


Dryden Fund


189



585



1,006



2,180


Dryden Fund
 (Pro forma after the reorganization)


189



589



1,014



2,199



Class L Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
734


$
1,102


$
1,493


$
2,586


Dryden Fund


706



981



1,277



2,116


Dryden Fund
 (Pro forma after the reorganization)


706



985



1,285



2,135



Class M Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
219


$
711


$
1,230


$
2,478


Dryden Fund


189



585



1,006



1,997


Dryden Fund
 (Pro forma after the reorganization)


189



589



1,014



2,017



Class R Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

N/A

N/A

N/A

N/A

Dryden Fund

$
138


$
484


$
853


$
1,890


Dryden Fund
 (Pro forma after the reorganization)


138



488



861



1,910



Class X Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

$
219


$
711


$
1,230


$
2,653


Dryden Fund


189



585



1,006



2,180


Dryden Fund
 (Pro forma after the reorganization)


189



589



1,014



2,199



Class Z Shares



One Year

Three
 Years

Five
 Years

Ten
 Years

SP Fund

N/A

N/A

N/A

N/A

Dryden Fund

$
88


$
274


$
477


$
1,061


Dryden Fund
 (Pro forma after the reorganization)


88



279



486



1,082



These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Fund.
Performance of the Funds
A number of factors - including risk - can affect how each Fund performs. The following bar charts show the performance of the
Class L shares of the SP Fund and Class Z shares of the Dryden Fund for each full calendar year
44


of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of the SP Fund and Class B shares of the Dryden Fund.
This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.
SP Fund
Annual Total Returns* (Class L Shares)

BEST QUARTER: 13.59% (4th quarter 1998) WORST
QUARTER: -8.89 (3rd quarter 2002)
* These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class L shares from January 1, 2006 to June 30, 2006 was 1.18%. 45


Average Annual Total Returns 1 (as of period ending December
31, 2005)



One Year

Five Years

Since Inception

Return Before Taxes

Class A


-1.60
%


None


2.62 % (since 4-12-04)

Class B


-1.54
%


None


3.11 % (since 4-12-04)

Class C


2.38
%


2.25
%

4.55 % (since 7-28-97)

Class M


-2.62
%


1.90
%

4.56 % (since 7-28-97)

Class X


-2.62
%


1.70
%

4.55 % (since 7-28-97)

Class L

Return Before Taxes


-2.05
%


1.57
%

4.37 % (since 7-28-97)

Return After Taxes on Distributions 2


-2.22
%


1.09
%

3.86 %

Return After Taxes on Distributions
 and Sale of Fund Shares 3


-1.12 %



1.06 %


3.47 %

Index (reflects no deduction for fees, expenses or taxes)

Blended Index 4


3.98
%


3.10
%

4

Lipper Balanced Funds Avg. 5


4.69
%


2.67
%

5


1 The Fund's returns are after deduction of sales charges and expenses. During certain periods shown, expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.
2 After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's
tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class L shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
3 The "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
4  The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index
at 40%. The Lehman Brothers Government/Corporate Bond Index is
an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The Blended Index returns since the closest calendar month-end following the inception of each class are 5.645% for Class A and B shares and 5.80% for Class C, L, M and X shares. Source: Lipper, Inc.
5 The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Fund Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included
the effect of sales charges and taxes. Lipper Average returns since the closest calendar month-end following the inception of each class are 5.98% for Class A and B shares and 4.95% for Class C, L, M and X shares. Source: Lipper Inc.
46


Dryden Fund
Annual Total Returns (Class Z shares)

BEST QUARTER: 13.69% (4th quarter 1998) WORST
QUARTER: -11.62% (3rd quarter of 2002)
* The annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class Z shares from January 1, 2006 to June 30, 2006 was 2.32%. Average Annual Total Returns 1 (as of December 31, 2005)



One
Year

Five
Years

Ten
Years

Since Inception

Return Before Taxes

Class A Shares


-1.62
%


2.70
%


N/A


6.07 % (since 11-7-
96)

Class C Shares


2.31
%


3.11
%


N/A


5.96 % (since 11-7-
96)

Class R Shares


3.84
%


N/A



N/A


4.72% (since 12-
17-04)

Class Z Shares


4.34
%


4.12
%


7.32
%

8.09 % (since 1-4-
93)

Class B Shares

Return Before Taxes


-1.52
%


2.95
%


N/A


5.97 % (since 11-7-
96)

Return After Taxes on Distributions 2


-2.38
%


2.53
%


N/A


4.29 %

Return After Taxes on Distributions
 and Sale of Fund Shares 2,3


0.16
%



2.37
%



N/A


4.27 %

Index (reflects no deduction for fees, expenses or taxes)

S&P 500 Index 4


4.91
%


0.54
%


9.07
%

4

Lehman Brothers U.S. Aggregate
Bond Index 5


2.43
%


5.87
%


6.16
%

5

Customized Blend 6


3.96
%


3.04
%


8.12
%

6

Lipper Balanced Fund Average 7


4.69
%


2.67
%


7.17
%

7


1 The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05% and Class R shares of 0.25%, the returns for Class A and Class R shares would have been lower.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
47


3  "Return After Taxes on Distributions and Sale of Fund Shares"
may be higher than certain other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
4  The Standard & Poor's 500 Composite Stock Index (S&P Index) -
an unmanaged index of 500 stocks of large U.S. public companies - gives a broad look at how U.S stock prices have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes and would be lower if they included the effects of these deductions. The securities in the S&P Index may be very different from those in the Fund. S&P 500 index returns since the inception of each class are 8.11% for Class A, Class B and Class C, 4.91% for Class R shares and 10.48% for Class Z. Source:
Lipper, Inc.
5  Lehman Brothers U.S. Aggregate Bond Index (LABI) - an
unmanaged index of investment grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity - gives a broad look at how bond prices of short and intermediate-term bonds have performed. The
LABI returns since inception were 6.42% for Class A, Class B and Class C shares, 2.43% for Class R shares and 6.60% for Class Z shares. Source: Lipper, Inc.
6 Customized Blend is a model portfolio consisting of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index
(40%) and the Treasury bill 3-month blend (2.5%). Each component of Customized Blend is intended to provide a theoretical comparison to the Fund's performance, based on the amount allocated to each asset class. The Customized Blend does not include the effect of any sales charges, mutual fund operating expenses or taxes and would be lower if they included the effects of these deductions. The Customized
Blend returns since inception would be 7.69% for Class A, Class B and Class C, 3.96% for Class R and 9.04% for Class Z. Source:
Lipper, Inc.
7 The Lipper Balanced Fund Average is based on the average return of all mutual funds in the Lipper Balanced Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these deductions. Lipper Balanced Fund Average returns since the inception of each class are 6.65% for Class A, Class B and Class C, 4.69% for Class R and 8.14% for
Class Z shares. Source: Lipper Inc.
Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.
REASONS FOR THE REORGANIZATION
The Directors of SP Mutual Funds, including all of the directors who are not "interested persons" of SP Mutual Funds within the meaning of the 1940 Act (the "Independent Directors"), have unanimously determined that the applicable reorganization would be in the best interests of the shareholders of the SP Fund, and that the interests of the shareholders of the SP Fund would not be diluted as a result of consummation of the Plan.
At a meeting held on July 19, 2006, the Investment Managers
advised the Directors that, as of May 31, 2006, the SP Fund had net assets of approximately $97 million, while the Dryden Fund had assets of approximately $646 million at that date. Accordingly, by reorganizing the SP Fund with the Dryden Fund, shareholders would enjoy a greater asset base over which fund expenses will be spread. In addition, the Investment Managers advised the directors that the SP Fund had higher gross and net expense ratios, than the Dryden Fund. The directors considered the Investment Managers' advice that if the Plan is approved, shareholders of the SP Fund, regardless of the class of shares they own, should realize an immediate reduction in both the net annual operating expenses and gross annual operating expenses (before and after any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized.
The Investment Managers further advised the Directors that shareholders of the SP Fund also could benefit from the lower contractual management fee paid by shareholders of Dryden Fund.
The Directors were advised that the estimated costs associated with the Reorganization will be paid by [PI and/or an affiliate and the SP
Fund]. See discussion below under "Expenses Resulting from the
Reorganization."
48


The Investment Manager for the Dryden Fund also explained that shareholders of the Dryden Fund may experience slightly higher gross and net expenses as a result of the Reorganization. In such case, the Investment Manager has contractually agreed to waive up to ..02% of its management fees on an annualized basis for a twelve-month period beginning from the completion of the Reorganization if the Dryden Fund's operating expenses (exclusive of taxes, interest, brokerage, distribution fees and extraordinary expenses) exceeds 0.86% as a result of the Reorganization. The Directors also noted that the Dryden Fund is not paying any of the costs of the
Reorganization.
In recommending approval of the Plan, the Investment Managers advised the Directors that the Funds have similar investment objectives and similar investment policies and investment portfolios.
Moreover, the Investment Managers reported that the Funds have similar investment styles. In recommending approval of the Reorganization, the Investment Managers advised the Directors that performance of the Dryden Fund was stronger than that of the SP
Fund over the previous 1-, 3- and 5-year time periods.
The Investment Managers noted that, since the shares of the Dryden Fund will be issued at net asset value in exchange for the net assets of the SP Fund having a value equal to the aggregate net asset value of the shares of the SP Fund when the Reorganization occurs, the net asset value per share of the SP Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in a reduction of the net assets of the SP Fund or the Dryden Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a shareholder of the SP Fund may hold a smaller percentage of ownership in the Dryden Fund than he or she did in the SP Fund prior to the Reorganization. The aggregate net asset value of the Dryden Fund shares will equal the aggregate net asset value of your shares of the SP Fund.
The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of any of SP Fund or the Dryden Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the Funds:
  The Funds have similar investment objectives;
  The Funds have similar investment policies and restrictions; Shareholders of the SP Fund would realize a reduction in net and gross operating expenses as result of the consummation of the Plan;
  SP Fund is significantly smaller than the Dryden Fund
  The SP Fund is not expected in the future to achieve satisfactory new asset growth; and
  The Dryden Fund generally has outperformed the SP Fund; Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan. The Directors also noted that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the SP Fund. The Directors were advised that the expense associated with the proxies would be borne by PI and/or an affiliate and SP Fund. Consequently, the Directors of SP Fund and Dryden Fund approved the Plan and the Directors of SP Fund recommended that
shareholders of the SP Fund vote to approve the Plan.
For the reasons discussed above, the Board of Directors of SP
Mutual Funds unanimously recommend that you vote FOR the
Plan.
If shareholders of the SP Fund do not approve the Plan, the Board of SP Mutual Funds will consider other possible courses of action for the SP Fund, including, among others, consolidation of the SP Fund with one or more affiliated or unaffiliated funds other than the Dryden Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of the SP Fund do not approve the Plan, the Investment Managers of SP Fund may consider recommending to the Board and shareholders the
49


liquidation of SP Fund in light of anticipated future inability to attract sufficient new assets to support long-term viability. A liquidation of SP Fund would result in taxable gains or losses for most shareholders of that Fund.
INFORMATION ABOUT THE REORGANIZATION
This is only a summary of the Plan. You should read the form of the Plan attached as Exhibit A.
Closing
If the SP Fund's shareholders approve the Plan, the Reorganization will take place after various conditions are satisfied by SP Mutual Funds, on behalf of the SP Fund, and PIP, on behalf of the Dryden Fund, as applicable, including the preparation of certain documents. The Companies will mutually determine a specific date for the actual Reorganization to take place. This is called the "closing date." If shareholders of the SP Fund do not approve the Plan, the Reorganization will not take place and the Board of the SP Fund will consider alternative courses of actions, as described above.
If the SP Fund's shareholders approve the Plan, SP Mutual Funds, on behalf of the SP Fund will deliver to PIP, on behalf of the Dryden Fund, all of SP Fund's assets and Dryden Fund will assume all of the liabilities of the SP Fund on the closing date. The Dryden Fund will issue to the SP Fund shares of the Dryden Fund of a value equal to the dollar value of the net assets delivered to the Dryden Fund. The SP Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Dryden Fund shares in equivalent value and of equivalent class as such shareholder holds in the SP Fund. The SP Fund will subsequently terminate and dissolve and the Dryden Fund will be the surviving fund. The stock transfer books of the SP Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.
To the extent permitted by law, the Companies may amend the Plan without shareholder approval. The Companies may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP Fund. Expenses Resulting from the Reorganization
The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by [PI and/or an affiliate and the SP
Fund]. The portfolio securities of the SP Fund will be transferred in-
kind to the Dryden Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The total Reorganization costs are currently estimated to be $[ ], including approximately $[ ] in estimated proxy solicitation costs. The Reorganization costs attributable to the SP Fund are currently estimated to be approximately $[ ] and PI and/or an affiliate will pay any additional costs.
Tax Consequences of the Reorganization
The consummation of the Plan is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Plan that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:
1. The acquisition by the Dryden Fund of the assets of SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of SP Fund, followed by the distribution of the Dryden Fund shares received by SP Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Dryden Fund and SP Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;
2. The shareholders of SP Fund will not recognize gain or loss upon the exchange of all of their shares of the SP Fund solely for shares of the Dryden Fund, as described in this Prospectus/Proxy Statement and the Plan;
50


3. No gain or loss will be recognized by the SP Fund upon the transfer of its assets to the Dryden Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of the SP Fund. In addition, no gain or loss
will be recognized by the SP Fund on the distribution of such shares to the shareholders of the SP Fund (in liquidation of that Fund);
4. No gain or loss will be recognized by the Dryden Fund upon the acquisition of the assets of the SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption of the liabilities, if any, of the SP Fund;
5. The Dryden Fund's tax basis for the assets acquired from the SP Fund will be the same as the tax basis of these assets when held by the SP Fund immediately before the transfer, and the holding period of such assets acquired by the Dryden Fund will include the holding period of such assets when held by the SP Fund;
6. The SP Fund shareholders' tax basis for the shares of the Dryden Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP Fund shares exchanged therefor; and
7. The holding period of the Dryden Fund shares received by the shareholders of the SP Fund will include the holding period of the SP
Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.
An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Plan is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the SP Fund to the Dryden Fund followed by a taxable liquidation of the SP Fund, and the shareholders of the SP Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP Fund and the fair market value of the
shares of the Dryden Fund received in exchange therefor. The SP
Fund has a capital loss carryforward as of October 31, 2005 of approximately $5,206,000. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target
fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the target fund (where, as in this reorganization, the acquiring fund has greater equity value
than the target fund), in general, to the value of the equity of the target fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may apply, further limiting the utilization of the capital loss. Shareholders of the SP Fund should consult their tax advisers regarding the tax consequences to them of the Plan in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Plan, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the
Plan.
Characteristics of Dryden Fund Shares
The Dryden Fund was formed in Maryland on August 10, 1995 as a series of PIP. PIP is registered with the SEC as an open-end management investment company. Dryden Fund is authorized to issue 6,250,000,000 shares of common stock, par value $0.001 per share, divided into five classes, designated Class A, Class B, Class C,
Class R and Class Z. If the Plan is approved, shares of the Dryden Fund will be divided into up to nine classes, designated Class A, Class B, Class C, Class L, Class M, Class X, and New Class X . The Class L, Class M, Class X and New Class X share classes of the Dryden Fund would be issued in order to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of Dryden Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other
existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.
51


Each class of shares represents an interest in the same assets of the
Dryden Fund and is identical in all respects except that:
  each class is subject to different sales charges and distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;
  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;
  each class has a different exchange privilege;
  Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New
Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class
M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares.
Shares of the Dryden Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Dryden Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A, Class L and
Class Z, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A, Class L and Class Z shareholders, whose Class L and Class Z shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Dryden Fund's prospectus.
Dryden Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of the Dryden Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of the Dryden Fund's outstanding shares.
Shares of the Dryden Fund that will be distributed to shareholders of the SP Fund will have the same legal characteristics as the corresponding shares of the SP Fund with respect to such matters as assessibility, conversion rights, and transferability. Capitalization
The following table sets forth, as of March 31, 2006, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Dryden Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Dryden Fund is likely to be different when the Plan is consummated.
Class A



SP Fund

Dryden Fund

Adjustments*

Dryden Fund
 Pro Forma
 after
 Reorganization
 (unaudited)

Net assets

$
10,225,485


$
421,971,303


N/A

$
432,196,788


Total shares outstanding


742,422



30,635,331



170



31,377,923


Net asset value per share

$
13.77


$
13.77


N/A

$
13.77



52


Class B



SP Fund

Dryden Fund

Adjustments*

Dryden Fund
 Pro Forma
 after
 Reorganization
 (unaudited)

Net assets

$
2,423,164


$
64,091,968


N/A

$
66,515,132


Total shares outstanding


176,319



4,653,001



(345
)


4,828,975


Net asset value per share

$
13.74


$
13.77


N/A

$
13.77



Class C



SP Fund

Dryden Fund

Adjustments*

Dryden Fund
 Pro Forma
 after
 Reorganization
 (unaudited)

Net assets

$
12,996,437


$
13,510,310


N/A

$
26,506,747


Total shares outstanding


945,947



980,832



(2,124
)


1,924,655


Net asset value per share

$
13.74


$
13.77


N/A

$
13.77



Class L



SP Fund

Dryden Fund**

Adjustments*

Dryden Fund
 Pro Forma
 after
 Reorganization
 (unaudited)

Net assets

$
14,255,483


N/A

N/A

$
14,255,483


Total shares outstanding


1,035,813


N/A


(2,058
)


1,033,755


Net asset value per share

$
13.76


N/A

N/A

$
13.79



Class M



SP Fund

Dryden Fund**

Adjustments*

Dryden Fund
 Pro Forma
 after
 Reorganization
 (unaudited)

Net assets

$
50,018,839


N/A

N/A

$
50,018,839


Total shares outstanding


3,641,444


N/A


(8,994
)


3,632,450


Net asset value per share

$
13.74


N/A

N/A

$
13.77



Class R



SP Fund

Dryden Fund

Adjustments*

Dryden Fund
 Pro Forma
 after
 Reorganization
 (unaudited)

Net assets

N/A

$
234,457


N/A

$
234,457


Total shares outstanding

N/A


17,003


N/A


17,003


Net asset value per share

N/A

$
13.79


N/A

$
13.79



53


Class X



SP Fund

Dryden Fund**

Adjustments*

Dryden Fund
 Pro Forma
 after
 Reorganization
 (unaudited)

Net assets

$
12,246,539


N/A

N/A

$
12,246,539


Total shares outstanding


892,176


N/A


(2,812
)


889,364


Net asset value per share

$
13.73


N/A

N/A

$
13.77



Class Z



SP Fund

Dryden Fund

Adjustments*

Dryden Fund
 Pro Forma
 after
 Reorganization
 (unaudited)

Net assets

N/A

$
169,029,565


N/A

$
169,029,565


Total shares outstanding

N/A


12,216,794


N/A


12,216,794


Net asset value per share

N/A

$
13.84


N/A

$
13.84



* Reflects the change in shares of the SP Fund upon exchange for Dryden Fund shares.
** Class R and Z shares were not offered by the SP Fund and Class L, M or X shares were not offered by the Dryden Fund as of March
31, 2006.
VOTING INFORMATION
Required Vote
Only shareholders of record of the SP Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were ________ shares of the SP Fund issued and outstanding.
The presence in person or by proxy of the holders of a majority of the
outstanding shares of the SP Fund entitled to be voted at the
Meeting
is required to constitute a quorum of the SP Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present with respect to SP Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the
lesser of (i) 67% or more of the voting shares of the SP Fund represented at a meeting at which more than 50% of the outstanding voting shares of that Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of SP Fund held at the close of business on the Record Date.
Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, is not a vote cast.
Under existing NYSE rules, it is not expected that brokers, banks
and
other nominees will be entitled to vote the SP Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific
instructions
are given, the result is referred to as a "broker non-vote." The SP Mutual Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.
Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the reorganization
54


or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of a Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.
In the event that sufficient votes to obtain a quorum have not been obtained by the SP Fund, the SP Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The SP Fund would only take such actions if it believed that such actions would result in a quorum and the SP Fund had already received or expected to receive sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote
AGAINST the Plan.
Shareholders having more than one account in the SP Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.
In the event that sufficient votes to approve the Plan are not received,
the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.
How to Vote
You can vote your shares in any one of four ways:
  By mail, with the enclosed proxy card.
  In person at the Meeting.
  By phone.
  Via the Internet.
If you simply sign and date the proxy but give no voting
instructions,
your shares will be voted in favor of the Plan and in accordance with
the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.
Revocation of Proxies
Proxies, including votes given by telephone or over the Internet, may
be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SP Mutual Funds by 11:59 p.m. Eastern time on the day prior to the Meeting at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m.
Eastern time on the day prior to the Meeting, or (iii) by attending the
Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Solicitation of Voting Instructions
Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of SP Mutual Funds or PIP. In addition, SP Mutual Funds has engaged
MIS, an ADP Company, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of MIS if the SP Mutual Funds have not yet received your vote. MIS may ask you for authority, by telephone, to permit MIS to execute your voting instructions on your behalf.
55


PRINCIPAL HOLDERS OF SHARES
The table below sets forth, as of August 18, 2006, each shareholder that owns of record more than 5% of any class of each Fund.

Fund

Beneficial Owner
Name*

Address

Class

Percent

Ownership

SP Fund

[to be filed by
amendment]








Dryden
Fund

[to be filed by
amendment]









* As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.
As of August 18, 2006, the officers and directors of the SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Fund.
As of August 18, 2006, the officers and directors of PIP, as a group,
beneficially owned less than 1% of the outstanding voting shares of the Dryden Fund.
As of the Record Date, the Class L, M and X shares of the SP Fund had not been offered; the Dryden Fund does not offer Class L, Class M, or Class X. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder. ADDITIONAL INFORMATION
The Dryden Fund is a series of PIP, an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Dryden Fund is contained in the Fund's prospectus, dated November 30, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Dryden Fund is included in the Fund's SAI, dated November 30, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.
A copy of the Dryden Fund's Semi-Annual Report to Shareholders for the period ended February 28, 2006, may be obtained by calling 1-800-225-1852 or by writing to Dryden Active Allocation Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey
07102.
SP Mutual Funds (on behalf of the SP Fund) and PIP (on behalf of the Dryden Fund) file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.
MISCELLANEOUS
Legal Matters
Certain matters of Maryland law, relating to the validity of shares of
the Dryden Fund to be issued pursuant to the Plan, will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Dryden Fund.
56


Independent Registered Public Accounting Firm
The audited financial statements of the SP Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the SP Fund for the fiscal year ending October 31, 2005 (File No. 811-08085).
The audited financial statements of the Dryden Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Dryden Fund for the fiscal year ending September 30, 2005 (File No. 811-7343).
Notice to Banks, Broker-Dealers and Voting Trustees and Their
Nominees
Please advise the Strategic Partners Balanced Fund and Dryden
Active Allocation Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th
Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.
SHAREHOLDER PROPOSALS
The Companies are not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or a Fund's governing documents.
Pursuant to rules adopted by the SEC, a shareholder of a Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. However, under Maryland law, the purpose of any special meeting of shareholders must be described in the notice of such meeting so only items included in the notice for a special meeting may be considered at a special meeting of shareholders.
The Board of Directors of SP Mutual Funds intend to bring before the Meeting the matters set forth in the foregoing notice. The directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the
Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the
Secretary of the SP Mutual Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.
EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits



A

Form of Plan of Reorganization (attached).


B

Prospectus for Dryden Fund, dated November 30, 2005
(enclosed).


C

Dryden Fund's Semi-Annual Report to Shareholders for the fiscal period ended March 31, 2006 (enclosed).


D

Dryden Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2005 (enclosed).



57



Exhibit A
FORM OF PLAN OF REORGANIZATION
THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by and between Strategic Partners Mutual Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Balanced Fund, a series of the Company (the "Acquired Fund"), and Prudential Investment Portfolios, Inc. (the "Acquiring Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark,
New Jersey 07102, on behalf of the Dryden Active Allocation Fund, a series of the Acquiring Company (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."
The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").
The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring
Fund (as defined in Section 1(b) as the "Acquiring Fund Shares");
(ii)
the distribution after the Closing Date (as provided in Section 3), of
Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the
Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.
In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:
1. Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.
(a) Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the
Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the
Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume all of the Acquired Fund's liabilities. The
Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.
(b) Subject to the terms and conditions of this Plan, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the
Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the
New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however , that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.
A-1


(c) As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.
(d) Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company's then-effective registration statement.
(e) Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.
2.  Valuation.
(a) The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.
(b) The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Acquiring Company's articles of incorporation and currently effective registration statement.
(c) The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.
3.  Closing and Closing Date.
(a) The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the
"Closing Date") shall be __________, 2006, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company's Custodian, The Bank of New
York. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each, of the Acquired Fund, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share
A-2


certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.
(b) In the event that immediately prior to the Valuation Time (a) the
NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the
NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.
4. Representations and Warranties to the Acquiring Company, for the benefit of the Acquiring Fund, by the Company on behalf of the Acquired Fund.
The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company, for the benefit of the Acquiring Fund:
(a) The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland, validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment
Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund
Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.
(b) The financial statements appearing in the Company's Annual Report to Shareholders (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.
(c) If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual
Report to Shareholders (copies of which will be furnished to the Acquiring Company), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired
Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.
(d) The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.
(e) The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.
(f) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.
(g) The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the
Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.
(h) The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.
A-3


(i) At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities and Exchange Act of 1934, as amended (the "1934 Act"), and the 1940
Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.
5. Representations and Warranties to the Company, for the benefit of the Acquired Fund, by the Acquiring Company, on behalf of the Acquiring Fund.
The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:
(a) The Acquiring Fund is a series of the Acquiring Company, a corporation duly organized under the laws of the State of Maryland, validly existing under the laws of that jurisdiction and in good standing with the SDAT. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Acquiring Company's articles of incorporation as a separate series of the Acquiring Company.
(b) The Acquiring Fund is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 each, of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.
(c) At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Acquiring Company's articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.
(d) The financial statements appearing in the Acquiring Company's Annual Report to Shareholders (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.
(e) If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Company's Semi-Annual Report to Shareholders (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.
(f) The Acquiring Company has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.
(g) The Acquiring Company is not a party to or obligated under any provision of the Acquiring Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.
(h) The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so
A-4


qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.
(i) At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the
1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.
6. Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.
The Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.
(a) The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to
Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.
(b) At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.
(c) Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.
(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.
(e) The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Directors of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Company in accordance with its terms.
(f) The Company and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.
7. Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.
(a) The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.
(b) The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.
(c) The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.
A-5


(d) The Companies intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.
(e) At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-
President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.
(f) The Company intends to mail to each shareholder of record of the
Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and
Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.
(g) The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933
Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.
(h) The Company intends to call a meeting of the shareholders of the
Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).
(i) The Company intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.
(j) The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a)
thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
(k) The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the
Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.
A-6


8. Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.
The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:
(a) That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and
(iii)
the President or a Vice President and the Secretary or equivalent officer of each of the Company and the Acquiring Company shall execute a certificate to the foregoing effect.
(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund.
(c) That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.
(d) That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.
(e) That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.
(f) The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the
Acquiring Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:
(1) The Acquiring Fund is a corporation duly incorporated, validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus and the Acquiring Fund has been duly established as a series of the Acquiring Company in accordance with the terms of the Acquiring Company's charter and the Maryland General Corporate Law;
(2) This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;
A-7


(3) When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;
(4) The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Company's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;
(5) To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring
Fund, under the federal laws of the United States and the laws of the
State of Maryland for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Plan, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;
(6) The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and
(7) To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company or the Acquiring Fund, that would be required to be disclosed in the Acquiring Company's registration statement on Form N-1A and is not so disclosed.
In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.
(g) The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquired Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:
(1) The Company is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and the Company's charter as a separate series of the Company;
(2) This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired
Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;
A-8


(3) All actions required to be taken by the Company and the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund;
(4) The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of
(a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;
(5) To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;
(6) Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed; and
(7) The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.
In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.
(h) The Company and the Acquiring Company shall have received with respect to the Acquired Fund and the Acquiring Company, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to each Company, in form and substance satisfactory to the Company and the Acquiring Company, substantially to the effect that, for federal income tax purposes:
(1) the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring
Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;
(2) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for
Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;
(3) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;
(4) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;
(5) in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;
A-9


(6) in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;
(7) in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided , that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;
(8) in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and
(9) pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.
(i) The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.
In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Company with regard to certain matters.
9.  Fees and Expenses.
(a) Each Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.
(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne by [Prudential Investments LLC and/or an affiliate and SP Fund.]
10.  Termination; Postponement; Waiver; Order.
(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired
Fund) prior to the Closing or the Closing may be postponed by either Company, on behalf of a Fund, by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.
(b) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquiring Company, the Acquired Fund or the
Acquiring Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.
(c) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.
(d) The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, the Acquiring Company, any of their respective officers, directors, agents or shareholders, either of the
Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either of Fund or either Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Acquiring Company's shareholders to which A-10 that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.
(e) If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Company, on behalf of the Acquiring
Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.
11.  Headings; Counterparts.
(a) The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.
(b) This Plan may be executed in any number of counterparts, each of which will be deemed an original.
12.  Agreement an Obligation Only of the Funds, and
Enforceable Only Against Assets of the Funds.
Each of the Company and the Acquiring Company acknowledge that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Company hereunder, and in particular that none of the assets of either Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.
13.  Entire Plan and Amendments; Survival of Warranties.
This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.
14.  Notices.
Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102,
Attention: Secretary; and to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention:
Secretary.
A-11


15.  Governing Law.
This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.
IN WITNESS WHEREOF, Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Balanced Fund, and Prudential Investment Portfolios, Inc., on behalf of Dryden Active Allocation Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.



STRATEGIC PARTNERS MUTUAL FUNDS, INC.,
 on behalf of Strategic Partners Balanced Fund


Attest:

By:
 Name:
 Title:




PRUDENTIAL INVESTMENT PORTFOLIOS, INC.,
 on behalf of Dryden Active Allocation Fund


Attest:

By:
 Name:
 Title:



A-12



Exhibit B
PROSPECTUS DATED NOVEMBER 30, 2005
The Prospectus for Dryden Active Allocation Fund, dated November
30, 2005, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.
B-1



Exhibit C
SEMI ANNUAL REPORT DATED MARCH 31, 2006
The Semi-Annual Report to Shareholders for Dryden Active
Allocation Fund to shareholders for the period ended March 31, 2006, is incorporated by reference into this Prospectus/Proxy
Statement and will be included in the proxy solicitation mailing to shareholders.
C-1


Exhibit D
ANNUAL REPORT DATED SEPTEMBER 30, 2005
The Annual Report to Shareholders for Dryden Active Allocation
Fund to shareholders for the fiscal year ended September 30, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. D-1



TABLE OF CONTENTS


2


Summary



2


The Proposals



3


Shareholder Voting



3


Comparisons of Important Features



3


The Investment Objectives and Policies of the Funds



4


Comparison of Other Policies



8


Investment Restrictions



9


Risks of Investing in the Funds



11


Federal Income Tax Considerations



11


Forms of Organization



12


Shareholder Meetings



13


Amendments to Charter



13


Amendment of By-Laws



13


Board of Directors



14


Liability of Shareholders



14


Termination and Dissolution



14


Management of the Funds



28


Distribution Plan



28


Valuation



29


Portfolio Holdings



31


Frequent Purchases and Redemptions of Fund Shares



32


Purchases, Redemptions, Exchanges and Distributions



35


SP Mutual Funds Share Class Designations



36


Fees and Expenses



42


Expense Examples



44


Performance of the Funds



48


Reasons for the Reorganizations



50


Information About the Reorganizations



50


Closing



50


Expenses Resulting from the Reorganization



50


Tax Consequences of the Reorganization



51


Characteristics of Dryden Active Allocation Fund Shares



52


Capitalization



54


Voting Information



54


Required Vote



55


How to Vote



55


Revocation of Proxies



55


Solicitation of Voting Instructions



56


Principal Holders of Shares



56


Additional Information



56


Miscellaneous



56


Legal Matters



57


Independent Registered Public Accounting Firm



57


Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees



57


Shareholder Proposals



57


Exhibits to Prospectus/Proxy Statement



A-
1


Exhibit A - Form of Plan of Reorganization (attached)



B-
1


Exhibit B - Prospectus dated November 30, 2005 for
Dryden Active Allocation Fund (enclosed)



C-
1


Exhibit C - Semi-Annual Report to Shareholders of
Dryden Active Allocation Fund for the period ended
March 31, 2006 (enclosed)



D-
1


Exhibit D - Annual Report to Shareholders of Dryden
Active Allocation Fund for the fiscal year ended
September 30, 2005 (enclosed)







STATEMENT OF ADDITIONAL INFORMATION
FOR
DRYDEN ACTIVE ALLOCATION FUND

Dated September 5, 2006

Acquisition of the Net Assets of
Strategic Partners Balanced Fund
a series of Strategic Partners Mutual Funds, Inc.

By and in exchange for shares of the
Dryden Active Allocation Fund, a series of Prudential Investment
Portfolios, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets
(the Transaction) of the Strategic Partners Balanced Fund (SP Fund) and the assumptions of the liabilities of such Funds in exchange for shares of the Dryden Active Allocation Fund (Dryden Fund). SP
Fund is a series of Strategic Partners Mutual Funds, Inc. (SPMF) and the Dryden Fund is a series of Prudential Investment Portfolios, Inc.
(PIP).

This SAI consists of this Cover Page, Dryden Fund's SAI, dated November 30, 2005, and the pro forma financial statements for SP Fund and Dryden Fund after giving effect to the proposed
Transactions.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 5, 2006, relating to the above-referenced Transactions. You can request a copy of the Prospectus/Proxy Statement by calling
1-800-225-1852 or by writing to Dryden Active Allocation Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of SPMF, PIP, SP Fund and Dryden Fund, other materials incorporated by reference herein, and other information regarding the SP Fund, SPMF, PIP and Dryden Fund.

TABLE OF CONTENTS



Page
Attachment to SAI
S-2
Pro-Forma Portfolio of Investments for the Transaction
(unaudited)
F-1
Pro-Forma Statement of Assets and Liabilities for the
Transaction (unaudited)
F-
43
Pro-Forma Statement of Operations for the Transaction
(unaudited)
F-
45
Notes to the Pro-Forma Financial Statements for the
Transaction (unaudited)
F-
46




ATTACHMENT TO SAI

The Dryden Active Allocation Fund SAI, dated November 30, 2005, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.




Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited)



LONG-TERM INVESTMENTS

101.5
%
91.7
%
93.0
%

COMMON STOCKS

62.9
%
64.9
%
64.7
%


Shares

Description

Value ($ )

SP Fund

Dryden
Fund

Pro Forma
Dryden
Fund



SP Fund

Dryden
Fund

Pro Forma
Dryden
Fund





















Aerospace/Defense

1.7
%
1.9
%
1.9
%


14,200

14,200

Armor
Holdings,
Inc.(a)



827,718

827,718

17,382



17,382

Boeing Co.(a)

1,354,578



1,354,578



17,000

17,000

General
Dynamics
Corp.



1,087,660

1,087,660

5,661

50,900

56,561

Lockheed
Martin
Corp.

425,311

3,824,117

4,249,428



52,200

52,200

Northrop
Grumman
Corp.



3,564,738

3,564,738



6,600

6,600

Raytheon Co.



302,544

302,544



1,900

1,900

United
Industrial
Corp.



115,767

115,767



50,600

50,600

United
Technologie
s Corp.



2,933,282

2,933,282









1,779,889

12,655,826

14,435,715





















Airlines

0.1
%
0.0
%
0.0
%
3,044



3,044

Southwest Airlines
Co.

54,762



54,762





















Apparel

0.0
%
0.2
%
0.2
%


2,000

2,000

Carter's, Inc.(a)



134,980

134,980



17,200

17,200

Jones Apparel
Group, Inc.



608,364

608,364



4,700

4,700

Liz Claiborne,
Inc.



192,606

192,606



10,600

10,600

Steven Madden
Ltd.(a)



376,300

376,300



4,400

4,400

VF Corp.



250,360

250,360









-

1,562,610

1,562,610





















Automobiles

0.5
%
0.9
%
0.8
%
38,781

59,800

98,581

Ford Motor
Co.(g)

308,697

476,008

784,705



45,700

45,700

Harley-
Davidson,
Inc.(g)



2,370,916

2,370,916



40,700

40,700

PACCAR, Inc.



2,868,536

2,868,536

7,112



7,112

Navistar
International
Corp.(a)

196,149



196,149



800

800

Thor Industries,
Inc.



42,688

42,688









504,846

5,758,148

6,262,994





















Automotive Parts

0.7
%
0.0
%
0.1
%
34,390



34,390

Goodyear Tire
& Rubber
Co.(a)

497,967



497,967

2,451



2,451

Group 1
Automotive

116,521



116,521

6,295



6,295

TRW
Automotive
Holdings
Corp.

146,674



146,674









761,162

-

761,162





















Banking

2.8
%
2.7
%
2.7
%


3,600

3,600

AmSouth
Bancorporat
ion



97,380

97,380

27,627



27,627

Bank of
America

1,258,134



1,258,134



42,200

42,200

BB&T Corp.



1,654,240

1,654,240



600

600

City Holding
Co.



22,074

22,074



18,200

18,200

Comerica, Inc.



1,055,054

1,055,054



58,900

58,900

First Bancorp
(Puerto
Rico)



728,004

728,004



4,900

4,900

Hanmi
Financial
Corp.



88,494

88,494



5,700

5,700

Huntington
Bancshares,
Inc.(g)



137,541

137,541


F-1



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)




59,600

59,600

KeyCorp



2,193,280

2,193,280



46,200

46,200

National City Corp.



1,612,380

1,612,380



15,600

15,600

North Fork
Bancorporation,
Inc.



449,748

449,748



52,100

52,100

Popular, Inc. (Puerto
Rico)



1,081,596

1,081,596



5,300

5,300

SunTrust Banks, Inc.



385,628

385,628



10,400

10,400

TD Banknorth, Inc.(g)



305,240

305,240



92,156

92,156

U.S. Bancorp.



2,810,758

2,810,758



3,200

3,200

UnionBanCal Corp.



224,512

224,512

9,696

62,000

71,696

Wachovia Corp.

543,461

3,475,100

4,018,561

17,289

30,000

47,289

Wells Fargo & Co.

1,104,248

1,916,100

3,020,348









2,905,843

18,237,129

21,142,972





















Beverages

2.7
%
1.6
%
1.7
%
3,979



3,979

Brown-Forman Corp.

306,264



306,264

29,405

100,100

129,505

Coca-Cola Co. (The)

1,231,187

4,191,187

5,422,374

3,519

34,200

37,719

Coca-Cola
Enterprises, Inc.

71,576

695,628

767,204

163



163

Molson Coors
Brewing Co.
Class B

11,185



11,185

18,008

89,300

107,308

Pepsi Bottling Group,
Inc.

547,263

2,713,827

3,261,090

15,034

4,700

19,734

PepsiAmericas, Inc.

367,581

114,915

482,496

3,776

47,400

51,176

PepsiCo, Inc.

218,215

2,739,246

2,957,461









2,753,271

10,454,803

13,208,074





















Biotechnology

1.0
%
1.0
%
1.0
%
13,740

8,576

22,316

Amgen, Inc.(a)

999,585

623,904

1,623,489



41,100

41,100

Biogen Idec, Inc.(a)



1,935,810

1,935,810



18,700

18,700

Digene Corp.(a)



731,170

731,170



12,900

12,900

Enzon
Pharmaceuticals,
Inc.(a)



104,490

104,490



39,200

39,200

Genentech, Inc.(a)



3,312,792

3,312,792









999,585

6,708,166

7,707,751





















Building &
Construction

0.4
%
0.8
%
0.8
%


42,600

42,600

Eagle Materials,
Inc.(g)



2,716,176

2,716,176



1,400

1,400

Granite Construction
Inc.



68,152

68,152



3,700

3,700

Griffon Corp.(a)



91,908

91,908



13,500

13,500

Martin Marietta
Materials, Inc.(g)



1,444,905

1,444,905



12,500

12,500

NCI Buildings
Systems Inc.(a)(g)



747,125

747,125

4,837

2,900

7,737

USG Corp.(a)

459,322

275,384

734,706









459,322

5,343,650

5,802,972


F-2



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Business Services

1.3
%
0.3
%
0.4
%
23,190



23,190

Accenture Ltd.(a)

697,323



697,323

14,765



14,765

Acxiom Corp.

381,528



381,528

7,262



7,262

Harland (John H.) Co.

285,397



285,397



123,500

123,500

Xerox Corp.(a)



1,877,200

1,877,200









1,364,248

1,877,200

3,241,448





















Capital Markets

1.4
%
2.0
%
1.9
%


1,300

1,300

A.G. Edwards, Inc.



64,818

64,818

6,819

31,100

37,919

Goldman Sachs
Group, Inc.

1,070,310

4,881,456

5,951,766



1,300

1,300

Greenhill & Co., Inc.



85,943

85,943



31,000

31,000

Lehman Brothers
Holdings, Inc.



4,480,430

4,480,430



46,500

46,500

Merrill Lynch & Co.,
Inc.



3,662,340

3,662,340

5,628



5,628

Morgan Stanley

353,551



353,551



2,200

2,200

SEI Investments Co.



89,166

89,166









1,423,861

13,264,153

14,688,014





















Chemicals

1.0
%
0.6
%
0.6
%
10,684



10,684

Celanese Corp.

224,043



224,043



16,600

16,600

CF Industries
Holdings, Inc.



282,034

282,034



51,800

51,800

Dow Chemical Co.
(The)



2,103,080

2,103,080



12,700

12,700

Eastman Chemical
Co.



649,986

649,986

34,851

35,700

70,551

Lyondell Chemical
Co.

693,535

710,430

1,403,965



2,300

2,300

Mosaic Co. (The)(a)



33,005

33,005

2,118



2,118

Tronox, Inc. Class B

35,982



35,982

5,153



5,153

UAP Holding Corp.

110,790



110,790



1,200

1,200

Wellman, Inc.



7,632

7,632









1,064,350

3,786,167

4,850,517





















Commercial Services

0.0
%
0.8
%
0.7
%


53,600

53,600

Career Education
Corp.(a)



2,022,328

2,022,328



43,700

43,700

Cendant Corp.



758,195

758,195



4,300

4,300

Corinthian Colleges,
Inc.(a)



61,920

61,920



8,700

8,700

Corporate Executive
Board Co.



877,830

877,830



9,200

9,200

Jackson Hewitt Tax
Service, Inc.



290,536

290,536



2,000

2,000

Pegasus Solutions,
Inc.(a)



18,820

18,820



25,600

25,600

R. R. Donnelley &
Sons Co.



837,632

837,632



22,400

22,400

Spherion Corp.(a)



232,960

232,960









-

5,100,221

5,100,221





















Communications
Equipment

0.4
%
1.4
%
1.3
%
20,950

205,900

226,850

Cisco Systems, Inc.(a)

453,987

4,461,853

4,915,840



95,000

95,000

Qualcomm, Inc.



4,807,950

4,807,950









453,987

9,269,803

9,723,790





















Computer Software &
Services

1.0
%
0.7
%
0.7
%
3,439



3,439

Autodesk, Inc.

132,470



132,470

2,998



2,998

Cadence Design
Systems, Inc.(a)

55,433



55,433

403

8,700

9,103

Computer Sciences
Corp.(a)

22,387

483,285

505,672



44,300

44,300

EarthLink, Inc.(a)



423,065

423,065

11,432



11,432

Global Payments, Inc.

606,010



606,010

3,008



3,008

Intuit, Inc.(a)

159,996



159,996



8,600

8,600

John H. Harland Co.



337,980

337,980



10,600

10,600

MicroStrategy, Inc.,
Class A(a)



1,116,074

1,116,074

3,150

167,100

170,250

Oracle Corp.(a)(g)

43,124

2,287,599

2,330,723









1,019,420

4,648,003

5,667,423


F-3



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Computer
Systems/Peripherals

2.9
%
2.6
%
2.6
%


26,300

26,300

Agilysys, Inc.



396,078

396,078

6,969



6,969

Apple Computer,
Inc.(a)

437,096



437,096



7,400

7,400

Black Box Corp.



355,570

355,570

1,518

48,700

50,218

Dell, Inc.(a)

45,176

1,449,312

1,494,488



216,100

216,100

EMC Corp.(a)



2,945,443

2,945,443

37,567

90,193

127,760

Hewlett-Packard Co.

1,235,954

2,967,350

4,203,304

14,891

81,100

95,991

International Business
Machines Corp.

1,228,061

6,688,317

7,916,378



2,600

2,600

Lexmark
International,
Inc.(a)(g)



117,988

117,988



59,800

59,800

QLogic Corp.(a)



1,157,130

1,157,130



39,500

39,500

Synaptics, Inc.(a)



868,605

868,605



11,000

11,000

Western Digital
Corp.(a)



213,730

213,730









2,946,287

17,159,523

20,105,810





















Consumer Finance

1.1
%
0.1
%
0.2
%
13,454

5,500

18,954

Capital One Financial
Corp.(g)

1,083,316

442,860

1,526,176





















Consumer Products &
Services

1.1
%
0.0
%
0.1
%
19,977



19,977

Colgate-Palmolive
Co.

1,140,687

-

1,140,687





















Containers

0.1
%
0.2
%
0.2
%


29,300

29,300

Ball Corp.

-

1,284,219

1,284,219

1,286



1,286

Silgan Holdings, Inc.

51,659



51,659









51,659

1,284,219

1,335,878





















Cosmetics/Toiletries

0.0
%
0.2
%
0.1
%


4,700

4,700

Alberto-Culver Co.,
Class B



207,881

207,881



25,400

25,400

Parlux Fragrances,
Inc.(a)(g)



819,150

819,150









-

1,027,031

1,027,031





















Data
Processing/Managem
ent

0.0
%
0.4
%
0.3
%


60,300

60,300

Fiserv, Inc.(a)

-

2,565,765

2,565,765


F-4



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Distribution/Wholesale

0.1
%
0.3
%
0.2
%
3,424

25,800

29,224

Building Materials
Holding Corp.(g)

122,031

919,512

1,041,543



17,000

17,000

Fastenal Co.



804,780

804,780









122,031

1,724,292

1,846,323





















Diversified Financial
Services

0.3
%
0.8
%
0.8
%


107,630

107,630

J.P. Morgan Chase &
Co.



4,481,713

4,481,713

4,524

16,700

21,224

Moody's Corp.(g)

323,285

1,193,382

1,516,667









323,285

5,675,095

5,998,380





















Diversified
Manufacturing

0.0
%
1.6
%
1.4
%


40,400

40,400

3M Co.



3,057,876

3,057,876



22,600

22,600

Cooper Industries
Ltd., Class A



1,963,940

1,963,940



29,600

29,600

Eaton Corp.



2,159,912

2,159,912



18,600

18,600

Energizer Holdings,
Inc.(a)



985,800

985,800



56,300

56,300

Ingersoll-Rand Co.,
Class A
(Bermuda)



2,352,777

2,352,777









-

10,520,305

10,520,305





















Electrical Utilities

1.1
%
0.7
%
0.8
%
44,490



44,490

AES Corp.(a)

758,999



758,999



40,500

40,500

Alliant Energy Corp.



1,274,535

1,274,535



60,600

60,600

American Electric
Power Co., Inc.



2,061,612

2,061,612



2,000

2,000

American States
Water Co.



74,720

74,720



9,300

9,300

DTE Energy Co.



372,837

372,837

9,680

10,800

20,480

Edison International

398,622

444,744

843,366



1,200

1,200

Pepco Holdings, Inc.



27,348

27,348



5,600

5,600

Pinnacle West Capital
Corp.



218,960

218,960



9,900

9,900

Progress Energy, Inc.



435,402

435,402



2,200

2,200

Westar Energy, Inc.



45,782

45,782









1,157,621

4,955,940

6,113,561





















Electronic Components

1.1
%
1.1
%
1.1
%


32,100

32,100

Agilent Technologies,
Inc.(a)



1,205,355

1,205,355

18,904

6,000

24,904

Arrow Electronics,
Inc.(a)

610,032

193,620

803,652

1,563



1,563

AVX Corp.

27,665



27,665



500

500

Belden CDT, Inc.(g)



13,615

13,615



19,600

19,600

Emerson Electric Co.



1,639,148

1,639,148



21,300

21,300

Harman International
Industries, Inc.



2,367,069

2,367,069

7,614

2,000

9,614

Jabil Circuit, Inc.(a)

326,336

85,720

412,056



2,400

2,400

Molecular Devices
Corp.(a)



79,584

79,584

3,985



3,985

Plexus Corp.(a)

149,716



149,716



30,700

30,700

Tech Data Corp.(a)



1,133,137

1,133,137



16,300

16,300

Thomas & Betts
Corp.(a)



837,494

837,494



8,800

8,800

Vishay
Intertechnology,
Inc.(a)



125,312

125,312









1,113,749

7,680,054

8,793,803





















Energy Equipment &
Services

0.0
%
0.7
%
0.6
%


7,300

7,300

Helix Energy
Solutions Group,
Inc.(a)(g)



276,670

276,670



13,400

13,400

Helmerich & Payne,
Inc.



935,588

935,588



8,200

8,200

Nabors Industries Ltd.
(Barbados)(a)



586,956

586,956



15,900

15,900

Oil States
International,
Inc.(a)



585,915

585,915



13,900

13,900

Patterson-UTI Energy,
Inc.



444,244

444,244



12,200

12,200

Schlumberger Ltd.



1,544,154

1,544,154



4,900

4,900

Smith International,
Inc.



190,904

190,904









-

4,564,431

4,564,431


F-5



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Entertainment &
Leisure

1.0
%
0.0
%
0.1
%
21,018



21,018

Disney, (Walt) Co.

586,192



586,192

9,623



9,623

Dreamworks
Animation SKG,
Inc.(a)

254,528



254,528

4,244



4,244

Royal Caribbean
Cruises Ltd.

178,333



178,333









1,019,053

-

1,019,053





















Environmental Services

0.1
%
0.0
%
0.0
%
1,296



1,296

Republic Services Inc.

55,093



55,093





















Farming & Agriculture

0.2
%
0.0
%
0.0
%
1,822



1,822

Monsanto Co.

154,415



154,415





















Financial Services

5.0
%
3.8
%
4.0
%
15,454



15,454

American Express Co.

812,108



812,108

18,010



18,010

Americredit Corp.

553,447



553,447



130,520

130,520

Bank of America
Corp.



5,943,881

5,943,881



9,700

9,700

Bear Stearns Cos.,
Inc. (The)



1,345,390

1,345,390



16,000

16,000

CharterMac



324,800

324,800



39,600

39,600

CIT Group, Inc.



2,119,392

2,119,392



185,360

185,360

Citigroup, Inc.



8,754,552

8,754,552

2,260



2,260

Compucredit Corp.

83,191



83,191

6,371



6,371

Corus Bankshares,
Inc.

378,692



378,692



44,098

44,098

Countrywide
Financial Corp.



1,618,397

1,618,397

4,750



4,750

Downey Financial
Corp.

319,675



319,675

21,318



21,318

Federated Investors,
Inc.

832,468



832,468



33,000

33,000

Freddie Mac



2,013,000

2,013,000



77,500

77,500

Friedman Billings
Ramsey Group,
Inc.



726,950

726,950

6,079



6,079

Golden West
Financial Corp.

412,764



412,764

8,096



8,096

Mellon Financial
Corp.

288,218



288,218



49,500

49,500

Morgan Stanley



3,109,590

3,109,590

7,635



7,635

Northern Trust Corp.

400,838



400,838

538



538

PNC Financial
Services Group

36,213



36,213

14,530



14,530

Raymond James
Financial, Inc.

429,507



429,507

2,933



2,933

State Street Corp.

177,241



177,241

8,643



8,643

Washington Mutual,
Inc.

368,365



368,365









5,092,727

25,955,952

31,048,679


F-6



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Foods

1.5
%
1.0
%
1.1
%
2,174



2,174

Campbell Soup Co.

70,438



70,438

4,047

58,000

62,047

Chiquita Brands
International, Inc.

67,868

972,660

1,040,528



1,400

1,400

Costco Wholesale Corp.



75,824

75,824

12,335



12,335

General Mills, Inc.

625,138



625,138



3,200

3,200

Gold Kist, Inc.(a)



40,448

40,448



1,700

1,700

Hormel Foods Corp.



57,460

57,460



3,200

3,200

Kraft Foods, Inc., Class A



96,992

96,992

25,835

97,400

123,235

Kroger Co. (The)(a)

526,001

1,983,064

2,509,065



2,200

2,200

Nash Finch Co.



65,780

65,780



65,500

65,500

Pilgrim's Pride Corp.(g)



1,419,385

1,419,385



16,600

16,600

Safeway, Inc.



416,992

416,992

149



149

Seaboard Corp.

237,506



237,506



29,400

29,400

Smithfield Foods, Inc.(a)



862,596

862,596

1,399

22,300

23,699

SUPERVALU, Inc.

43,117

687,286

730,403









1,570,068

6,678,487

8,248,555





















Gaming

0.1
%
0.0
%
0.0
%
1,683



1,683

Penn National Gaming

70,989



70,989





















Health Care Equipment &
Supplies

0.1
%
0.6
%
0.5
%


80,100

80,100

Boston Scientific
Corp.(a)(g)



1,846,305

1,846,305



3,600

3,600

Dentsply International,
Inc.



209,340

209,340



1,400

1,400

IDEXX Laboratories,
Inc.(a)



120,904

120,904

3,061

6,100

9,161

Kinetic Concepts, Inc.(a)

126,021

251,137

377,158



6,600

6,600

Medtronic, Inc.



334,950

334,950



2,100

2,100

PerkinElmer, Inc.



49,287

49,287



12,000

12,000

Polymedica Corp.



508,320

508,320



3,500

3,500

Varian, Inc.(a)



144,130

144,130



9,500

9,500

Ventana Medical
Systems, Inc.(a)



396,815

396,815









126,021

3,861,188

3,987,209





















Health Care Products

0.0
%
0.4
%
0.4
%


52,300

52,300

Baxter International, Inc.



2,029,763

2,029,763



5,700

5,700

Neurometrix, Inc.(a)



221,958

221,958



22,500

22,500

Palomar Medical
Technologies, Inc.(a)



752,625

752,625









-

3,004,346

3,004,346





















Health Care Providers &
Services

0.6
%
1.4
%
1.3
%


2,000

2,000

Apria Healthcare Group,
Inc.(a)



45,960

45,960



1,600

1,600

Brookdale Senior Living,
Inc.



60,400

60,400



19,800

19,800

Cigna Corp.



2,586,276

2,586,276



16,700

16,700

Emdeon Corp.(a)



180,360

180,360



13,700

13,700

eResearch Technology,
Inc.(a)



197,143

197,143



43,400

43,400

HCA, Inc.



1,987,286

1,987,286



34,400

34,400

Health Net, Inc.(a)



1,748,208

1,748,208



15,800

15,800

Laboratory Corp. of
America
Holdings(a)(g)



923,984

923,984



600

600

Pediatrix Medical Group,
Inc.(a)



61,584

61,584



30,700

30,700

Trizetto Group, Inc.(a)



540,013

540,013

11,698

2,300

13,998

UnitedHealth Group, Inc.

653,450

128,478

781,928



5,500

5,500

Universal Health
Services, Inc., Class B



279,345

279,345



5,100

5,100

WellPoint, Inc.(a)



394,893

394,893









653,450

9,133,930

9,787,380





















Health Care Services

1.2
%
0.2
%
0.4
%


400

400

Chemed Corp.



23,736

23,736

347



347

Humana, Inc.

18,270



18,270


F-7



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)


19,895



19,895

McKesson Corp.

1,037,126



1,037,126



30,100

30,100

Quest Diagnostics, Inc.



1,544,130

1,544,130

3,663



3,663

Sierra Health Services,
Inc.(a)

149,084



149,084









1,204,480

1,567,866

2,772,346





















Hotels, Restaurants &
Leisure

0.3
%
0.3
%
0.3
%


7,100

7,100

Boyd Gaming Corp.



354,574

354,574



16,800

16,800

Brinker International, Inc.



709,800

709,800

5,892



5,892

Choice Hotels International

269,736



269,736



33,400

33,400

Starbucks Corp.(a)



1,257,176

1,257,176









269,736

2,321,550

2,591,286





















Household Durables

0.0
%
0.3
%
0.2
%


24,200

24,200

Pulte Homes, Inc.



929,764

929,764



8,700

8,700

Standard Pacific Corp.



292,494

292,494



42,600

42,600

Tempur-Pedic
International, Inc.(a)(g)



602,790

602,790









-

1,825,048

1,825,048





















Household Products

0.0
%
0.9
%
0.8
%


42,200

42,200

Kimberly-Clark Corp.



2,439,160

2,439,160



60,775

60,775

Procter & Gamble Co.



3,501,856

3,501,856









-

5,941,016

5,941,016





















Independent Power
Producers & Energy
Traders

1.9
%
0.7
%
0.9
%


70,400

70,400

Duke Energy Corp.



2,052,160

2,052,160



9,400

9,400

NRG Energy, Inc.(a)



425,068

425,068

21,523



21,523

PG&E Corp.

837,245



837,245

23,029

49,900

72,929

TXU Corp.

1,030,778

2,233,524

3,264,302

3,703



3,703

UGI Corp.

78,022



78,022









1,946,045

4,710,752

6,656,797


F-8



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Industrial
Conglomerates

0.2
%
1.4
%
1.2
%


265,250

265,250

General Electric Co.



9,225,395

9,225,395

2,240



2,240

Teleflex, Inc.

160,451



160,451









160,451

9,225,395

9,385,846





















Insurance

3.0
%
3.0
%
3.0
%
4,881

14,900

19,781

ACE Ltd.

253,861

774,949

1,028,810



55,700

55,700

Allstate Corp.



2,902,527

2,902,527



30,700

30,700

American Financial
Group, Inc.



1,277,427

1,277,427



42,359

42,359

American
International
Group, Inc.



2,799,506

2,799,506

796



796

Arch Capital Group
Ltd.(a)

45,961



45,961



13,200

13,200

Assurant, Inc.(g)



650,100

650,100

18,576



18,576

Berkley, (W.R.) Corp.

1,078,523



1,078,523

4,581



4,581

Chubb Corp.

437,211



437,211



20,300

20,300

CNA Financial
Corp.(a)



646,352

646,352



300

300

Commerce Group,
Inc.



15,852

15,852

1,465



1,465

Endurance Specialty
Holdings

47,686



47,686



4,700

4,700

Fidelity National
Financial, Inc.



166,991

166,991

20,749



20,749

First American Corp.

812,531



812,531



2,800

2,800

Genworth Financial,
Inc., Class A



93,604

93,604



16,300

16,300

Hartford Financial
Services Group,
Inc.



1,312,965

1,312,965

1,635

12,300

13,935

LandAmerica
Financial Group,
Inc.

110,935

834,555

945,490



5,200

5,200

Lincoln National
Corp.



283,868

283,868



8,500

8,500

Loews Corp.



860,200

860,200

1,958



1,958

Loews Corp. -
Carolina Group

92,555



92,555



13,300

13,300

MBIA, Inc.(g)



799,729

799,729



8,800

8,800

MetLife, Inc.(g)



425,656

425,656



23,700

23,700

MGIC Investment
Corp.(g)



1,579,131

1,579,131



15,800

15,800

PMI Group, Inc. (The)



725,536

725,536



16,100

16,100

Radian Group, Inc.



970,025

970,025



7,600

7,600

SAFECO Corp.



381,596

381,596



68,600

68,600

St. Paul Travelers
Cos., Inc. (The)



2,866,794

2,866,794

4,383



4,383

Zenith National
Insurance Corp.

210,954



210,954









3,090,217

20,367,363

23,457,580





















Internet Software &
Services

0.0
%
0.3
%
0.3
%


31,500

31,500

Digital Insight
Corp.(a)



1,146,600

1,146,600



19,400

19,400

Internet Security
Systems, Inc.(a)(g)



465,212

465,212



43,100

43,100

RealNetworks, Inc.(a)



355,575

355,575



4,400

4,400

Websense, Inc.(a)



121,352

121,352









-

2,088,739

2,088,739





















Machinery

0.0
%
0.3
%
0.3
%


11,600

11,600

Dover Corp.



563,296

563,296



1,500

1,500

Mueller Industries,
Inc.



53,535

53,535



3,700

3,700

Parker Hannifin Corp.



298,257

298,257



17,400

17,400

Rockwell Automation,
Inc.



1,251,234

1,251,234









-

2,166,322

2,166,322





















Machinery &
Equipment

1.0
%
0.2
%
0.3
%


8,300

8,300

Applied Industrial
Technologies, Inc.



370,180

370,180

9,117



9,117

Cummins, Inc.

958,197



958,197



11,500

11,500

Deere & Co.



909,075

909,075

1,642



1,642

JLG Industries, Inc.

50,557



50,557









1,008,754

1,279,255

2,288,009


F-9



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Media

0.3
%
1.3
%
1.1
%
4,554

104,250

108,804

CBS Corp., Class B

109,205

2,499,915

2,609,120



62,000

62,000

Comcast Corp., Class
A(a)(g)



1,621,920

1,621,920



10,800

10,800

Journal
Communications,
Inc.



133,920

133,920



11,000

11,000

Liberty Media Corp.,
Class A(a)



90,310

90,310



2,800

2,800

Media General, Inc.,
Class A



130,536

130,536



54,400

54,400

Tribune Co.



1,492,192

1,492,192



73,700

73,700

Univision
Communications,
Inc.(a)(g)



2,540,439

2,540,439

4,282



4,282

Viacom, Inc. Class
B(a)

166,142



166,142









275,347

8,509,232

8,784,579





















Media & Entertainment

0.6
%
0.5
%
0.5
%


43,700

43,700

Gannett Co., Inc.(g)



2,618,504

2,618,504

34,706

48,900

83,606

Time Warner, Inc.(a)

582,714

821,031

1,403,745









582,714

3,439,535

4,022,249





















Medical Products &
Services

1.5
%
2.1
%
2.0
%
3,692



3,692

Applera Corp.

100,201



100,201

12,166

49,400

61,566

Becton, Dickinson &
Co.

749,182

3,042,052

3,791,234



14,400

14,400

C.R. Bard, Inc.



976,464

976,464

11,759

126,500

138,259

Johnson & Johnson
Co.

696,368

7,491,330

8,187,698



5,900

5,900

Sybron Dental
Specialties, Inc.(a)



243,316

243,316



49,900

49,900

Waters Corp.(a)



2,153,185

2,153,185









1,545,751

13,906,347

15,452,098





















Metals

1.9
%
0.9
%
1.1
%


13,000

13,000

Cleveland-Cliffs,
Inc.(g)



1,132,560

1,132,560

15,199

2,500

17,699

Freeport-McMoRan
Copper & Gold,
Inc., Class B

908,444

149,425

1,057,869

7,697



7,697

Nucor, Corp.

806,569



806,569



13,600

13,600

Phelps Dodge Corp.



1,095,208

1,095,208

1,471

21,400

22,871

Quanex Corp.

98,013

1,425,882

1,523,895

1,074

25,800

26,874

Reliance Steel &
Aluminum Co.

100,870

2,423,136

2,524,006









1,913,896

6,226,211

8,140,107


F-10



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Miscellaneous
Manufacturing

0.0
%
0.1
%
0.1
%


7,000

7,000

Illinois Tool Works,
Inc.

-

674,170

674,170





















Oil & Gas Equipment &
Services

0.0
%
0.1
%
0.1
%


2,200

2,200

National Fuel Gas
Company



71,984

71,984



15,200

15,200

Sempra Energy



706,192

706,192









-

778,176

778,176





















Oil & Gas Exploration
& Production

6.8
%
5.4
%
5.7
%


20,400

20,400

Apache Corp.



1,336,404

1,336,404



2,100

2,100

Atmos Energy Corp.



55,293

55,293



21,600

21,600

Chesapeake Energy
Corp.



678,456

678,456

9,384

108,460

117,844

Chevron Corp.

543,990

6,287,426

6,831,416

1,991

94,800

96,791

ConocoPhillips(g)

125,732

5,986,620

6,112,352



26,700

26,700

Devon Energy
Corp.(g)



1,633,239

1,633,239



6,400

6,400

Energen Corp.



224,000

224,000

46,965

215,064

262,029

Exxon Mobil Corp.

2,858,290

13,088,794

15,947,084



13,100

13,100

Harvest Natural
Resources, Inc.(a)



127,332

127,332

10,503



10,503

Kerr-McGee Corp.

1,002,826



1,002,826

6,540

16,400

22,940

Marathon Oil Corp.

498,152

1,249,188

1,747,340



7,700

7,700

Newfield Exploration
Co.(a)



322,630

322,630



25,100

25,100

Oneok, Inc.



809,475

809,475



54,500

54,500

Parker Drilling Co.(a)



505,215

505,215

8,912



8,912

Pride International,
Inc.

277,876



277,876



23,100

23,100

Southern Union
Company



573,573

573,573

10,742



10,742

Sunoco, Inc.

833,257



833,257

1,074



1,074

Tesoro Corp.(a)

73,397



73,397



36,600

36,600

Tidewater, Inc.



2,021,418

2,021,418



28,600

28,600

Unit Corp.(a)



1,594,450

1,594,450

13,152



13,152

Valero Energy Corp.

786,227



786,227



2,800

2,800

XTO Energy, Inc.



121,996

121,996









6,999,747

36,615,509

43,615,256





















Paper & Forest
Products

0.2
%
0.1
%
0.1
%
6,605

14,700

21,305

Louisiana-Pacific
Corp.(g)

179,656

399,840

579,496



































Personal Services

0.0
%
0.0
%
0.0
%
179



179

Louisiana-Pacific
Corp.(g)

7,446



7,446





















Pharmaceuticals

3.4
%
2.5
%
2.7
%


54,300

54,300

Abbott Laboratories



2,306,121

2,306,121

5,934



5,934

Alkermes, Inc.(a)

130,845



130,845



15,200

15,200

Allergan, Inc.(g)



1,649,200

1,649,200

11,317

19,000

30,317

Alpharma, Inc., Class
A

303,522

509,580

813,102

24,798



24,798

Amerisourcebergen
Corp.

1,196,999



1,196,999

13,055



13,055

Cardinal Health, Inc.

972,859



972,859



7,800

7,800

CNS, Inc.



168,012

168,012

5,205



5,205

Express Scripts, Inc.

457,520



457,520



1,900

1,900

Forest Laboratories,
Inc.(a)



84,797

84,797

1,756



1,756

Hospira, Inc.

69,292



69,292

22,802

49,200

72,002

King Pharmaceuticals,
Inc.(a)

393,335

848,700

1,242,035



72,000

72,000

Merck & Co., Inc.



2,536,560

2,536,560



29,500

29,500

Neurocrine
Biosciences,
Inc.(a)(g)



1,903,930

1,903,930



168,453

168,453

Pfizer, Inc.



4,197,849

4,197,849



56,000

56,000

Wyeth



2,717,120

2,717,120









3,524,372

16,921,869

20,446,241


F-11



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Printing & Publishing

0.1
%
0.0
%
0.0
%
2,688



2,688

John Wiley & Sons, Inc.

101,741

-

101,741





















Railroads

0.1
%
0.0
%
0.0
%
233



233

Burlington Northern Santa
Fe

19,416



19,416

981



981

Union Pacific Corp.

91,576



91,576









110,992

-

110,992





















Real Estate Investment Trust

0.8
%
1.0
%
1.0
%


52,600

52,600

American Home Mortgage
Investment Corp.(g)



1,641,646

1,641,646



17,400

17,400

Annaly Mortgage
Management,
Inc.(g)



211,236

211,236



44,000

44,000

Anthracite Capital, Inc.



483,120

483,120



6,500

6,500

Arbor Realty Trust, Inc.



175,435

175,435



17,700

17,700

Ashford Hospitality Trust,
Inc.



219,480

219,480



4,700

4,700

Capital Lease Funding, Inc.



52,123

52,123

17,500



17,500

CBL & Associates
Properties, Inc.

742,875



742,875



1,900

1,900

Entertainment Properties
Trust



79,762

79,762



11,100

11,100

FelCor Lodging Trust, Inc.



234,210

234,210



14,400

14,400

Fieldstone Investment Corp.



169,920

169,920



3,300

3,300

First Industrial Realty Trust,
Inc.



140,877

140,877



10,800

10,800

Hospitality Properties Trust



471,636

471,636



8,200

8,200

HRPT Properties Trust



96,268

96,268



7,100

7,100

Lexington Corporate
Properties Trust



148,035

148,035



7,500

7,500

Luminent Mortgage Capital,
Inc.



60,825

60,825



5,300

5,300

National Health Investors,
Inc.



134,620

134,620



4,450

4,450

New Century Financial
Corp.(g)



204,789

204,789



11,000

11,000

Newcastle Investment Corp.



263,120

263,120



11,700

11,700

Ramco-Gershenson
Properties



354,159

354,159



20,800

20,800

Saxon Capital, Inc.



217,152

217,152



2,900

2,900

Senior Housing Properties
Trust



52,490

52,490

825



825

Taubman Centers, Inc.

34,378



34,378



57,400

57,400

Thornburg Mortgage, Inc.(g)



1,553,244

1,553,244









777,253

6,964,147

7,741,400


F-12



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Restaurants

0.9
%
0.7
%
0.7
%


14,750

14,750

CEC Entertainment,
Inc.(a)



495,895

495,895

10,360

17,000

27,360

Darden Restaurants,
Inc.

425,071

697,510

1,122,581

2,405



2,405

Domino's Pizza, Inc.

68,663



68,663



12,300

12,300

Jack in the Box,
Inc.(a)



535,050

535,050



43,700

43,700

McDonald's Corp.



1,501,532

1,501,532

2,513



2,513

Papa John's
International,
Inc.(a)

82,452



82,452

6,604

26,800

33,404

YUM! Brands, Inc.(g)

322,671

1,309,448

1,632,119









898,857

4,539,435

5,438,292





















Retail

3.7
%
3.8
%
3.7
%


40,200

40,200

Aeropostale, Inc.(a)



1,212,432

1,212,432



90,000

90,000

American Eagle
Outfitters, Inc.



2,687,400

2,687,400



4,800

4,800

AutoNation, Inc.(a)



103,440

103,440

20,879



20,879

Barnes & Noble,
Inc.(a)

965,654



965,654



87,200

87,200

Dollar General Corp.



1,540,824

1,540,824

8,264



8,264

Dollar Tree Stores,
Inc.(a)

228,665



228,665

1,359



1,359

Dress Barn, Inc.

65,164



65,164



5,800

5,800

Genesco, Inc.(a)(g)



225,562

225,562



47,000

47,000

Herman Miller, Inc.



1,523,270

1,523,270



2,800

2,800

Hibbett Sporting
Goods, Inc.(a)



92,372

92,372

12,116

115,800

127,916

Home Depot, Inc.

512,507

4,898,340

5,410,847

14,964

58,400

73,364

J.C. Penney Co.,
Inc.(g)

903,975

3,527,944

4,431,919



21,900

21,900

JAKKS Pacific,
Inc.(a)



585,606

585,606

8,115



8,115

Longs Drug Stores
Corp.

375,562



375,562

6,433

35,100

41,533

Lowe's Cos., Inc.

414,543

2,261,844

2,676,387



18,500

18,500

Pacific Sunwear Of
California, Inc.(a)



409,960

409,960

9,943



9,943

Payless Shoesource,
Inc.(a)

227,595



227,595



26,200

26,200

Petsmart, Inc.



737,268

737,268



49,100

49,100

Select Comfort
Corp.(a)(g)



1,941,905

1,941,905



9,000

9,000

Smart & Final, Inc.(a)



147,510

147,510

1,152



1,152

The Pantry, Inc.(a)

71,873



71,873



67,900

67,900

Wal-Mart Stores, Inc.



3,207,596

3,207,596









3,765,538

25,103,273

28,868,811





















Semiconductors &
Semiconductor
Equipment

1.2
%
2.6
%
2.5
%


45,800

45,800

Altera Corp.(a)(g)



945,312

945,312



27,600

27,600

Analog Devices, Inc.



1,056,804

1,056,804



172,000

172,000

Applied Materials,
Inc.(a)(g)



3,011,720

3,011,720



11,000

11,000

Cirrus Logic, Inc.(a)



93,280

93,280



45,700

45,700

Emulex Corp.(a)



781,013

781,013



3,800

3,800

Exar Corp.(a)



54,264

54,264



23,600

23,600

Freescale
Semiconductor,
Inc.(a)



655,372

655,372



80,700

80,700

Intel Corp.



1,561,545

1,561,545



98,500

98,500

Micrel, Inc.(a)



1,459,770

1,459,770



8,600

8,600

Micron Technology,
Inc.(g)



126,592

126,592

30,370

89,300

119,670

National
Semiconductor
Corp.

845,501

2,486,112

3,331,613



32,800

32,800

Novellus Systems,
Inc.(a)



787,200

787,200

4,178



4,178

ON Semiconductor
Corp.(a)

30,332



30,332



1,600

1,600

Sirf Technology
Holdings, Inc.(a)



56,656

56,656

11,313

82,500

93,813

Texas Instruments,
Inc.

367,333

2,678,775

3,046,108



58,200

58,200

Xilinx, Inc.(g)



1,481,772

1,481,772



15,900

15,900

Zoran Corp.(a)



347,892

347,892









1,243,166

17,584,079

18,827,245


F-13



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Software

0.3
%
1.5
%
1.4
%


3,200

3,200

Automatic Data
Processing, Inc.



146,176

146,176

1,954



1,954

BMC Software,
Inc.(a)

42,324



42,324



13,300

13,300

Informatica Corp.(a)



206,815

206,815

9,300

326,300

335,600

Microsoft Corp.

253,053

8,878,623

9,131,676



40,600

40,600

Synopsys, Inc.(a)



907,410

907,410









295,377

10,139,024

10,434,401





















Telecommunication
Equipment

0.1
%
0.7
%
0.7
%


30,100

30,100

Crown Castle
International
Corp.(a)(g)



853,335

853,335

4,917

177,600

182,517

Motorola, Inc.

112,648

4,068,816

4,181,464









112,648

4,922,151

5,034,799





















Telecommunication
Services

1.5
%
1.6
%
1.6
%
10,108

161,417

171,525

AT&T Inc.(g)

273,320

4,364,716

4,638,036

7,314

17,100

24,414

BellSouth Corp.

253,430

592,515

845,945



4,500

4,500

Cbeyond
Communications,
Inc.(a)



79,425

79,425

470



470

Centurytel, Inc.

18,386



18,386



21,800

21,800

Citizens
Communications
Co.



289,286

289,286



15,700

15,700

Foundry Networks,
Inc.(a)



285,112

285,112



24,700

24,700

Harris Corp.



1,168,063

1,168,063



10,900

10,900

Iowa
Telecommunicatio
ns Services, Inc.



207,972

207,972

21,563



21,563

Sprint Nextel Corp.

557,188



557,188



6,200

6,200

Syniverse Holdings,
Inc.(a)



97,960

97,960

11,324

104,652

115,976

Verizon
Communications,
Inc.

385,695

3,564,447

3,950,142

663



663

West Corp.(a)

29,610



29,610









1,517,629

10,649,496

12,167,125





















Textiles, Apparel &
Luxury Goods

0.0
%
0.4
%
0.3
%


73,400

73,400

Coach, Inc.(a)

-

2,538,172

2,538,172





















Tobacco

0.0
%
0.5
%
0.4
%


33,300

33,300

Altria Group, Inc.



2,359,638

2,359,638



7,300

7,300

Reynolds American,
Inc.(g)



770,150

770,150









-

3,129,788

3,129,788


F-14



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Transportation

0.5
%
0.7
%
0.7
%
494

20,200

20,694

FedEx Corp.

55,792

2,281,388

2,337,180



20,600

20,600

J.B. Hunt Transport
Services, Inc.



443,724

443,724

4,453



4,453

Laidlaw
International,
Inc.

121,122



121,122



5,100

5,100

Pacer International,
Inc.



166,668

166,668



8,100

8,100

Swift
Transportation
Co., Inc.(a)



176,013

176,013

3,876

22,800

26,676

United Parcel
Service, Inc.

307,677

1,809,864

2,117,541









484,591

4,877,657

5,362,248





















Total common
stocks

64,241,401

434,310,714

498,552,115







(cost $)

(54,221,426
)
(369,569,510
)
(423,790,936
)


Units









SP
Fu
nd

Dryden
Fund

Pro
Forma
Dryden
Fund



SP
Fund

Dryden
Fund

Pro Forma
Dryden
Fund







WARRANTS













Telecommunications

0.0
%
0.0
%
0.0
%






Lucent Technologies,
Inc.(a)







398

-

398

expiring on 12/10/07

249

-

249







(cost $)

(541
)
-

(541
)


Principal Amount (000)

Moody's
 Rating

Description

Value ($)







CORPORATE BONDS

7.0
%
7.2
%
7.1
%


















SP Fund

Dryden
Fund

Pro Forma
Dryden
Fund





SP Fund

Dryden
Fund

Pro Forma
Dryden Fund







Aerospace/Defense

0.0
%
0.4
%
0.3
%








BAE Systems
Holdings,
Inc., Notes,
144A,









370

370

Baa2

4.75%,
8/15/10



356,708

356,708



220

220

Baa2

5.20%,
8/15/15



208,724

208,724









Boeing
Capital
Corp., Sr.
Notes,









190

190

A2

6.10%,
3/1/11



195,846

195,846









Goodrich
Corp., Notes,









260

260

Baa3

7.625%,
12/15/12



286,936

286,936









Lockheed
Martin Corp.,
Bonds,









110

110

Baa1

8.50%,
12/1/29



142,817

142,817









Northrop
Grumman
Corp., Gtd.
Notes,









500

500

Baa2

7.125%,
2/15/11



532,429

532,429









Raytheon
Co., Debs.,









195

195

Baa3

6.00%,
12/15/10



198,819

198,819









Raytheon
Co., Notes,









29

29

Baa3

4.50%,
11/15/07



28,611

28,611









Raytheon
Co., Sr.
Notes,









270

270

Baa3

6.55%,
3/15/10



279,930

279,930



140

140

Baa3

5.50%,
11/15/12



139,318

139,318











-

2,370,138

2,370,138























Airlines

0.0
%
0.0
%
0.0
%








Continental
Airlines, Inc.,
Pass-Thru
Certs., Ser.
01-1,









48

48

Baa3

6.703%,
6/15/21



48,472

48,472









Southwest
Airlines Co.,
Notes,









200

200

Baa1

6.50%,
3/1/12



204,495

204,495











-

252,967

252,967


F-15



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Automotive

0.0
%
0.1
%
0.1
%








Auburn Hills Trust, Debs.,









105

105

A3

12.375%, 5/1/20



152,564

152,564









DaimlerChrysler NA Holding Corp.,
Gtd. Notes,









65

65

A3

8.50%, 1/18/31



76,042

76,042









Equus Cayman Finance Ltd., Notes,
144A,









60

60

Baa3

5.50%, 9/12/08



59,559

59,559









Hyundai Motor Manufacturing LLC,
Gtd. Notes, 144A,









90

90

Baa3

5.30%, 12/19/08



88,822

88,822









Johnson Controls, Inc., Sr. Notes,









60

60

Baa1

5.50%, 1/15/16



58,187

58,187











-

435,174

435,174























Banking

0.2
%
0.6
%
0.6
%








Bank of America Corp., Sr. Unsec.
Notes,









400

400

Aa2

4.75%, 8/1/15(g)



375,714

375,714









Bank One Corp., Sub. Notes,









400

400

A1

7.875%, 8/1/10



436,166

436,166









Citigroup, Inc., Sub. Notes,









400

400

Aa2

5.625%, 8/27/12



402,173

402,173



82

82

Aa2

5.00%, 9/15/14



78,482

78,482



250

250

Aa2

6.625%, 6/15/32



267,713

267,713



125

125

Aa2

6.00%, 10/31/33



123,499

123,499









Credit Suisse First Boston USA, Inc.,
Notes,









230

230

Aa3

5.125%, 8/15/15



220,070

220,070









ICICI Bank Ltd. (Singapore), Notes,
144A,









220

220

Baa3

5.75%, 11/16/10



217,048

217,048









J.P. Morgan Chase & Co., Notes,









190

190

Aa3

4.60%, 1/17/11



183,312

183,312









J.P. Morgan Chase & Co., Sr. Notes,









270

270

Aa3

5.25%, 5/30/07



269,575

269,575









J.P. Morgan Chase & Co., Sub. Notes,









305

305

A1

5.15%, 10/1/15



291,864

291,864









Mizuho Finance Group (Cayman
Islands), Bank Gtd. Notes, 144A,









160

160

A2

5.79%, 4/15/14



160,404

160,404









PNC Bank NA, Sub. Notes







110



110

A2

4.875%, 09/21/17

102,261



102,261









Santander Central Hispano Issuances
(Cayman Islands), Gtd. Notes,









140

140

A1

7.625%, 9/14/10



151,689

151,689


F-16



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










Wachovia Bank NA., Sub. Notes,









450

450

Aa3

7.80%, 8/18/10



490,347

490,347









Washington Mutual Bank, Sub.
Notes,









60

60

A3

5.65%, 8/15/14



58,948

58,948









Wells Fargo & Co., Sr,. Notes,







140



140

Aa1

4.625%, 8/9/10

135,874



135,874









Wells Fargo & Co., Sub. Notes,









300

300

Aa2

5.125%, 9/15/16



286,903

286,903











238,135

4,013,907

4,252,042























Brokerage

0.7
%
0.3
%
0.3
%








Bear Stearns Companies Inc.
(The), Unsec. Notes,









100

100

A1

5.30%, 10/30/15



96,677

96,677









Goldman Sachs Group, Inc., Gtd.
Notes,









185

185

A1

6.345%, 2/15/34(g)



183,457

183,457









Goldman Sachs Group, Inc., Notes,









5

5

Aa3

5.00%, 10/1/14



4,746

4,746

150



150

Aa3

5.25%, 10/15/13

146,032



146,032









Goldman Sachs Group, Inc., Sr.
Notes,









380

380

Aa3

5.35%, 1/15/16



367,028

367,028









Lehman Brothers Holdings, Inc.,
Notes,









335

335

A1

6.625%, 1/18/12



352,434

352,434









Merrill Lynch & Co., Inc., Notes,







250



250

Aa3

2.07%, 6/12/06

248,557



248,557



60

60

Aa3

4.79%, 8/4/10



58,339

58,339



35

35

Aa3

5.45%, 7/15/14



34,516

34,516









Merrill Lynch & Co., Inc., Notes,
MTN,







100

240

340

Aa3

4.25%, 2/8/10

96,018

230,444

326,462



90

90

Aa3

5.00%, 1/15/15



85,867

85,867









Morgan Stanley, Notes,







50



50

Aa3

4.00%, 1/15/10

47,507



47,507

150



150

Aa3

4.25, 5/15/10

142,939



142,939



25

25

Aa3

5.30%, 3/1/13



24,450

24,450



250

250

Aa3

5.375%, 10/15/15



242,146

242,146









Morgan Stanley, Sub. Notes,









140

140

A1

4.75%, 4/1/14



130,619

130,619











681,053

1,810,723

2,491,776























Building Materials & Construction

0.2
%
0.1
%
0.1
%








American Standard, Inc., Gtd.
Notes,









160

160

Baa3

7.625%, 2/15/10



168,882

168,882









D.R. Horton, Inc., Sr. Notes







120



120

Baa3

7.875%, 08/15/11

128,411



128,411









Hanson PLC, Sr. Unsub.,









170

170

Baa1

7.875%, 9/27/10



184,038

184,038









KB Home & Broad Home Corp.,
Notes







110



110

Ba1

6.375%, 08/15/11

107,936



107,936









Ryland Group, Inc. (The), Sr.
Notes,









90

90

Baa3

5.375%, 6/1/08



89,094

89,094











236,347

442,014

678,361























Cable

0.2
%
0.2
%
0.2
%








AT&T Broadband Corp., Gtd.
Notes







38



38

Baa2

8.375%, 03/15/13

42,737



42,737









Comcast Cable Communications
Holdings, Inc., Gtd. Notes,









55

55

Baa2

9.455%, 11/15/22



69,382

69,382









Comcast Corp., Bonds,









250

250

Baa2

5.65%, 6/15/35



217,889

217,889


F-17



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










Comcast Corp., Gtd. Notes,









135

135

Baa2

6.45%, 3/15/37(g)



129,897

129,897









Cox Communications, Inc., Notes,









270

270

Baa3

7.875%, 8/15/09



285,887

285,887



185

185

Baa3

6.75%, 3/15/11



189,741

189,741

150



150

Baa3

7.125%, 10/1/12

157,359



157,359









CSC Holdings, Inc., Sr. Notes









385

385

B2

7.875%, 12/15/07



392,700

392,700











200,096

1,285,496

1,485,592























Capital Goods

0.1
%
0.4
%
0.4
%








Caterpillar Financial Services
Corp., MTN,









50

50

A2

5.50%, 3/15/16



49,561

49,561









Caterpillar, Inc., Debs.,









400

400

A2

7.25%, 9/15/09



423,404

423,404









Cooper Cameron Corp., Sr. Notes,









65

65

Baa1

2.65%, 4/15/07



62,856

62,856









Erac USA Finance Co., Gtd. Notes,
144A,









400

400

Baa1

7.35%, 6/15/08



415,349

415,349









FedEx Corp., Gtd. Notes,









75

75

Baa2

7.25%, 2/15/11



80,097

80,097









FedEx Corp., Notes,









330

330

Baa2

2.65%, 4/1/07



320,795

320,795









Honeywell International, Inc. Sr.
Unsec. Notes,









135

135

A2

5.70%, 3/15/36



131,220

131,220









Honeywell International, Inc.,
Bonds,









215

215

A2

6.125%, 11/1/11



221,926

221,926









Tyco International Group SA
(Luxembourg), Gtd. Notes,









250

250

Baa3

6.00%, 11/15/13



251,136

251,136









United Technologies Corp., Debs.,









90

90

A2

8.875%, 11/15/19



115,471

115,471









United Technologies Corp., Notes,









165

165

A2

6.35%, 3/1/11



171,450

171,450









United Technologies Corp., Sr.
Notes,









225

225

A2

4.875%, 5/1/15



214,910

214,910









Waste Management, Inc., Gtd.
Notes,







130



130

Baa3

7.00%, 7/15/28

139,175



139,175



110

110

Baa3

7.75%, 5/15/32



129,027

129,027











139,175

2,587,202

2,726,377


F-18



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Chemicals


0.0
%
0.3
%
0.2
%








Dow Chemical Co. (The),
Debs.,









60

60

A3

5.97%, 1/15/09



60,974

60,974



110

110

A3

7.375%, 11/1/29



126,951

126,951









Dow Chemical Co. (The),
Notes,









135

135

A3

6.125%, 2/1/11



138,576

138,576









Huntsman International LLC,
Gtd. Notes,









350

350

B2

9.875%, 3/1/09



365,749

365,749









ICI Wilmington, Inc., Gtd.
Notes,









75

75

Baa3

5.625%, 12/1/13



72,603

72,603









IMC Global, Inc., Gtd. Notes,
Ser. B,









350

350

Ba3

11.25%, 6/1/11



372,312

372,312









Lubrizol Corp. (The), Debs.,









75

75

Baa3

6.50%, 10/1/34



74,042

74,042









Lubrizol Corp. (The), Sr.
Notes,









170

170

Baa3

4.625%, 10/1/09



164,707

164,707









Lyondell Chemical Co., Gtd.
Notes,









267

267

B1

9.50%, 12/15/08



277,680

277,680









Monsanto Co., Bonds, Ser. 1,









100

100

Baa1

5.50%, 7/30/35



90,336

90,336









Union Carbide Corp., Debs,









100

100

Ba2

7.50%, 6/1/25



106,953

106,953











-

1,850,883

1,850,883























Consumer

0.0
%
0.0
%
0.0
%








Cendant Corp., Sr. Notes,









185

185

Baa1

6.25%, 1/15/08



187,163

187,163























Electric

0.8
%
0.6
%
0.6
%








Appalachian Power Co., Sr.
Notes,









125

125

Baa2

4.40%, 6/1/10



119,338

119,338









Boston Edison Co., Debs.,









110

110

A1

4.875%, 4/15/14



105,571

105,571









Carolina Power & Light Co.,
First Mtge. Bonds,







30



30

A3

5.15%, 4/1/15

28,848



28,848



105

105

A3

5.25%, 12/15/15



101,569

101,569









CenterPoint Energy Houston
Electric LLC, Gen. Refi.
Mtge.,







225



225

Baa2

6.50%, 2/1/08

228,338



228,338



160

160

Baa2

5.70%, 3/15/13



160,066

160,066



120

120

Baa2

6.95%, 3/15/33



131,173

131,173









Consolidated Edison Co. of
New York, Sr. Unsec. Notes ,









145

145

A1

5.375%, 12/15/15



142,126

142,126









Consumers Energy Co., First
Mtge. Bonds, Ser. B,









65

65

Baa3

5.375%, 4/15/13



63,415

63,415









Dominion Resources, Inc., Sr.
Notes, Ser. D,









190

190

Baa2

5.125%, 12/15/09



187,351

187,351









Dominion Resources, Inc.,
Notes







250



250

Baa1

4.125%, 02/15/08

243,785



243,785

70



70

Baa1

4.75%, 12/15/10

67,244



67,244









Duke Capital LLC, Sr. Notes,









45

45

Baa3

6.25%, 2/15/13



46,134

46,134



45

45

Baa3

8.00%, 10/1/19



52,555

52,555









El Paso Electric Co., Sr.
Unsec. Notes,









135

135

Baa3

6.00%, 5/15/35



127,021

127,021









Empresa Nacional de
Electricidad SA (Chile),
Bonds, Ser. B,









220

220

Ba1

8.50%, 4/1/09



235,923

235,923


F-19



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










Empresa Nacional de Electricidad SA
(Chile), Notes,









65

65

Ba1

8.625%, 8/1/15



74,134

74,134









Energy East Corp., Notes,









125

125

Baa2

6.75%, 9/15/33



129,756

129,756









Exelon Corp., Notes,









30

30

Baa2

4.90%, 6/15/15



27,868

27,868









FirstEnergy Corp., Notes, Ser. C,









155

155

Baa3

7.375%, 11/15/31(g)



172,170

172,170









Florida Power & Light Co., First Mtge.
Bonds,









60

60

Aa3

5.95%, 10/1/33



59,662

59,662









Indiana Michigan Power Co., Sr. Notes,
Ser. INDF,









90

90

Baa2

5.05%, 11/15/14



85,108

85,108









Natural Rural Utilities Cooperative
Finance Corp., Notes,









35

35

A2

7.25%, 3/1/12



37,809

37,809









NiSource Finance Corp., Gtd. Notes,







70

130

200

Baa3

5.25%, 9/15/17

65,695

122,006

187,701



280

280

Baa3

5.45%, 9/15/20



259,558

259,558









Oncor Electric Delivery, Debs.,









120

120

Baa2

7.00%, 9/1/22



128,224

128,224









Oncor Electric Delivery, Sec'd. Notes,









45

45

Baa2

7.25%, 1/15/33



50,163

50,163









Pacific Gas & Electric Co., First Mtge.
Bonds,







80

315

395

Baa1

6.05%, 3/1/34

78,286

308,253

386,539









Pepco Holdings, Inc., Notes,









110

110

Baa2

5.50%, 8/15/07



110,012

110,012









PPL Electric Utilities Corp., Sec'd. Notes,









400

400

A3

6.25%, 8/15/09



408,751

408,751









Southern California Edison Co., First
Mtge. Bonds,









100

100

A3

4.65%, 4/1/15



93,280

93,280

80

70

150

A3

5.625%, 2/1/36

74,884

65,523

140,407









Xcel Energy, Inc., Sr. Notes,









120

120

Baa1

3.40%, 7/1/08



114,813

114,813



35

35

Baa1

7.00%, 12/1/10



36,884

36,884











787,080

3,756,216

4,543,296


F-20



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Energy-Integrated

0.0
%
0.1
%
0.1
%








Amerada Hess Corp., Bonds,









145

145

Ba1

7.875%, 10/1/29



168,844

168,844









Marathon Oil Corp., Notes,









60

60

Baa1

6.125%, 3/15/12



61,756

61,756









Phillips Petroleum Co., Notes,









500

500

A1

8.75%, 5/25/10



561,134

561,134









Union Oil Co. of California, Gtd.
Notes,









130

130

A1

7.35%, 6/15/09



138,111

138,111











-

929,845

929,845























Energy-Other

0.2
%
0.1
%
0.1
%








Devon Energy Corp., Sr. Notes







200



200

Baa2

2.75%, 08/01/06

198,272



198,272









Devon Financing Corp., ULC, Gtd.
Notes,









45

45

Baa2

7.875%, 9/30/31



54,327

54,327









Encana Corp., Bonds,









55

55

Baa2

6.50%, 8/15/34



57,548

57,548









Halliburton Co., Notes,









30

30

Baa1

5.50%, 10/15/10



30,071

30,071









Occidental Petroleum Corp., Sr.
Notes,









340

340

A3

6.75%, 1/15/12(g)



363,782

363,782









Talisman Energy, Inc., Notes,









120

120

Baa1

5.125%, 5/15/15



114,960

114,960









Valero Energy Corp., Sr. Unsec.
Notes,









30

30

Baa3

7.50%, 4/15/32



34,491

34,491









Woodside Petroleum Ltd.
(Australia), Gtd. Notes, 144A,









265

265

Baa1

5.00%, 11/15/13



257,214

257,214











198,272

912,393

1,110,665























Foods & Beverages

0.3
%
0.5
%
0.5
%








Anheuser-Busch Cos., Inc., Sr.
Notes,









160

160

A1

6.00%, 4/15/11



164,030

164,030









Archer-Daniels-Midland Co., Debs.,







70



70

A2

5.375%, 9/15/35

63,805



63,805



60

60

A2

8.125%, 6/1/12



67,951

67,951









Bottling Group LLC, Notes,









250

250

A3

5.50%, 4/1/16



246,789

246,789









Cadbury Schweppes US Finance
LLC, Notes, 144A,(h)







90

160

250

Baa2

3.875%, 10/1/08

86,782

154,279

241,061









Cargill, Inc., Notes, 144A,









375

375

A2

3.625%, 3/4/09



357,456

357,456









ConAgra Foods, Inc., Notes,









130

130

Baa2

7.875%, 9/15/10



140,271

140,271









HJ Heinz Co., Notes, 144A,









260

260

Baa1

6.428%, 12/1/20



264,594

264,594









Kellogg Co., Notes, Ser. B,









375

375

Baa1

6.60%, 4/1/11



392,118

392,118









Kraft Foods, Inc., Notes,









50

50

A3

5.25%, 6/1/07



49,896

49,896









Kraft Foods, Inc., Sr. Unsec. Notes,









185

185

A3

5.625%, 11/1/11



185,246

185,246









Kroger Co. (The), Gtd. Notes,









35

35

Baa2

6.80%, 4/1/11



36,466

36,466









Kroger Co. (The), Notes,









250

250

Baa2

7.80%, 8/15/07



257,439

257,439


F-21



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










Kroger Co. (The), Sr. Notes,









140

140

Baa2

7.00%, 5/1/18



146,500

146,500









Miller Brewing Co., Notes
144A(h)







200



200

Baa1

4.25%, 5/15/08

195,116



195,116









PepsiAmericas, Inc., Notes,









295

295

Baa1

6.375%, 5/1/09



302,957

302,957



115

115

Baa1

4.875%, 1/15/15



109,255

109,255









Safeway, Inc., Sr. Unsec. Notes,









25

25

Baa2

7.25%, 2/1/31



26,492

26,492









Tricon Global Restaurants, Inc., Sr.
Notes,









35

35

Baa3

8.875%, 4/15/11



39,423

39,423









Tyson Foods, Inc., Sr. Unsec.
Notes,









20

20

Baa3

8.25%, 10/1/11



21,352

21,352



150

150

Baa3

6.60%, 4/1/16



148,157

148,157











345,703

3,110,671

3,456,374























Gaming

0.0
%
0.1
%
0.1
%








Harrah's Operating Co., Inc., Gtd.
Notes,









55

55

Baa3

7.125%, 6/1/07



55,932

55,932



150

150

Baa3

5.50%, 7/1/10



148,482

148,482



195

195

Baa3

5.75%, 10/1/17



184,646

184,646









Mandalay Resort Group, Sr. Sub.
Notes,









1

1

Ba3

9.375%, 2/15/10



1,085

1,085









Station Casinos, Inc., Sr. Sub.
Notes, 144A,









300

300

Ba3

6.625%, 3/15/18



293,249

293,249











-

683,394

683,394


F-22



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Health Care & Pharmaceutical

0.5
%
0.3
%
0.3
%








Baxter International, Inc., Sr.
Unsec. Notes,









170

170

Baa1

5.196%, 2/16/08



169,318

169,318









Beckman Coulter, Inc., Gtd. Notes







300



300

Baa3

7.45%, 03/04/08

310,076



310,076









Bristol-Myers Squibb Co., Notes,









110

110

A1

5.75%, 10/1/11



111,209

111,209









Cardinal Health, Inc., Unsub.
Notes,









260

260

Baa3

5.85%, 12/15/17



256,729

256,729









Coventry Health Care, Inc., Sr.
Notes,









190

190

Ba1

6.125%, 1/15/15



188,999

188,999









Genentech, Inc., Sr. Notes,









180

180

A1

4.75%, 7/15/15



169,031

169,031









Laboratory Corp., of America
Holdings, Sr. Unsec. Notes,







130

145

275

Baa3

5.625%, 12/15/15

127,658

142,388

270,046









Merck & Co., Inc., Debs.,









30

30

Aa3

5.95%, 12/1/28



29,161

29,161









Pharmacia Corp., Debs.,









40

40

Aaa

6.60%, 12/1/28



44,272

44,272









Schering-Plough Corp., Sr. Notes,







100

315

415

Baa1

5.55%, 12/1/13

98,937

311,653

410,590









Teva Pharmaceutical Finance LLC,
Bonds,









255

255

Baa2

6.15%, 2/1/36



240,344

240,344









Wyeth, Unsub. Notes,









405

405

Baa1

5.50%, 3/15/13 - 2/1/14



400,141

400,141



95

95

Baa1

6.45%, 2/1/24



98,258

98,258











536,671

2,161,503

2,698,174









Insurance

0.5
%
0.4
%
0.4
%








Allstate Corp. (The), Sr. Notes,









200

200

A1

7.20%, 12/1/09



211,364

211,364



15

15

A1

5.55%, 5/9/35



13,895

13,895



65

65

A1

5.95%, 4/1/36



63,313

63,313









American International Group, Inc.,
Notes,









210

210

Aa2

4.25%, 5/15/13



194,187

194,187









American International Group, Inc.,
Notes, 144A,









40

40

Aa2

5.05%, 10/1/15



38,141

38,141









Anthem, Inc., Notes,









310

310

Baa1

3.50%, 9/1/07



301,455

301,455









AXA SA (France), Sub. Notes,









35

35

A3

8.60%, 12/15/30



44,737

44,737









Everest Reinsurance Holdings, Inc.,
Notes,









120

120

A3

5.40%, 10/15/14



115,423

115,423









Genworth Financial, Inc., Notes







70



70

A2

4.95%, 10/01/15

66,166



66,166

150



150

A2

5.75%, 06/15/14

150,853



150,853









Liberty Mutual Group, Inc., Bonds,
144A,









145

145

Baa3

7.00%, 3/15/34



147,320

147,320









Marsh & Mclennan Cos., Inc., Sr.
Unsec. Notes,









50

50

Baa2

5.15%, 9/15/10



48,873

48,873









MetLife, Inc., Sr. Notes,









70

70

A2

6.125%, 12/1/11



72,206

72,206



15

15

A2

6.375%, 6/15/34



15,478

15,478



205

205

A2

5.70%, 6/15/35



193,166

193,166









Monumental Global Funding II, Notes
144A (h)







250



250

Aa3

3.85%, 03/03/08

243,169



243,169









United Health Group, Inc., Sr. Unsec.
Notes,









95

95

A2

5.375%, 3/15/16



92,884

92,884


F-23



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










United Health Group, Sr. Unsec. Notes,









130

130

A2

5.80%, 3/15/36



123,795

123,795









UnitedHealth Group, Inc., Sr. Unsec. Notes,









290

290

A2

5.25%, 3/15/11



287,616

287,616









W.R. Berkley Corp., Sr. Notes,









110

110

Baa2

5.60%, 5/15/15



106,116

106,116



90

90

Baa2

6.15%, 8/15/19



87,991

87,991









WellPoint, Inc., Notes,









170

170

Baa1

5.00%, 12/15/14



162,140

162,140



105

105

Baa1

5.95%, 12/15/34



101,081

101,081









XL Capital Ltd., Sr. Notes,









15

15

A3

5.25%, 9/15/14



14,196

14,196











460,188

2,435,377

2,895,565









Lodging

0.0
%
0.1
%
0.1
%








Carnival Corp. (Panama), Gtd. Notes,









440

440

A3

3.75%, 11/15/07



428,871

428,871









Carnival PLC (United Kingdom), Notes,









50

50

A3

7.30%, 6/1/07



50,976

50,976









Royal Caribbean Cruises Ltd. (Liberia),
Sr. Notes,









355

355

Ba1

8.00%, 5/15/10



379,617

379,617











-

859,464

859,464


F-24



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Media & Entertainment

0.1
%
0.2
%
0.2
%








AMFM, Inc., Gtd. Notes,









115

115

Baa3

8.00%, 11/1/08



120,720

120,720









CBS Corp., Gtd. Notes,









75

75

Baa3

7.875%, 7/30/30



81,674

81,674









Clear Channel Communications,
Inc., Sr. Unsec. Notes,









45

45

Baa3

6.25%, 3/15/11



44,648

44,648









Disney (Walt) Co., Notes,









50

50

A3

5.375%, 6/1/07



50,011

50,011









News America, Inc., Gtd. Notes,







100



100

Baa2

7.75%, 1/20/24

108,085



108,085



125

125

Baa2

7.625%, 11/30/28



134,247

134,247









Time Warner, Inc., Debs.,









100

100

Baa2

9.15%, 2/1/23



120,238

120,238









Time Warner, Inc., Gtd. Notes,









315

315

Baa2

6.75%, 4/15/11



326,688

326,688



160

160

Baa2

7.25%, 10/15/17



171,209

171,209



50

50

Baa2

7.70%, 5/1/32



54,986

54,986











108,085

1,104,421

1,212,506























Metals

0.1
%
0.1
%
0.1
%








Alcan, Inc. (Canada), Notes,







100



100

Baa1

4.50%, 5/15/13

92,899



92,899



20

20

Baa1

5.20%, 1/15/14



19,277

19,277



115

115

Baa1

5.00%, 6/1/15



108,449

108,449



35

35

Baa1

6.125%, 12/15/33



34,333

34,333









Noranda, Inc., Notes









165

165

Baa3

6.20%, 6/15/35



150,512

150,512









Vale Overseas Ltd., Gtd. Notes,









30

30

Baa3

8.25%, 1/17/34



34,425

34,425











92,899

346,996

439,895























Miscellaneous

0.8
%
0.0
%
0.1
%








Morgan Stanley Traded Custody
Receipts Series 2002-2, Sub. Notes
144A (c)(h)







684



684

Baa1

7.705%, 03/01/32

784,268



784,268























Non Captive Finance

0.7
%
0.4
%
0.5
%








American General Finance, Notes







200



200

A1

4.50%, 11/15/07

197,798



197,798









Berkshire Hathaway Finance
Corp., Gtd. Notes,









165

165

Aaa

4.75%, 5/15/12



159,201

159,201









Capital One Bank, Sub. Notes,









5

5

Baa1

6.50%, 6/13/13



5,203

5,203









Capital One Financial Corp.,
Notes,









55

55

Baa1

5.50%, 6/1/15



53,380

53,380









CIT Group Funding Co. of Canada,
Gtd. Notes,









240

240

A2

5.20%, 6/1/15



228,970

228,970









CIT Group, Inc., Sr. Notes,









195

195

A2

5.50%, 11/30/07



195,513

195,513



80

80

A2

4.25%, 2/1/10



76,597

76,597









Ford Motor Credit Co., Notes







190



190

Ba2

6.50%, 01/25/07

189,273



189,273









General Electric Capital Corp.,
Notes,









110

110

Aaa

4.875%, 10/21/10



107,752

107,752









General Electric Capital Corp.,
Notes, Ser. MTN,







90

205

295

Aaa

6.125%, 2/22/11

92,727

211,211

303,938



500

500

Aaa

6.75%, 3/15/32



556,789

556,789


F-25



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










Household Finance Corp., Notes,









130

130

Aa3

4.75%, 5/15/09(g)



127,629

127,629



185

185

Aa3

6.375%, 10/15/11 - 11/27/12



191,938

191,938









HSBC Finance Corp., Notes,







90



90

Aa3

4.625%, 9/15/10

86,782



86,782



85

85

Aa3

6.75%, 5/15/11



89,486

89,486



165

165

Aa3

5.00%, 6/30/15



155,734

155,734



145

145

Aa3

5.50%, 1/19/16



141,664

141,664









International Lease Finance Corp.,
Unsub. Notes,









120

120

A1

3.50%, 4/1/09



113,719

113,719









John Deere Capital Corp., Sr.
Notes







140



140

A3

4.50%, 08/25/08

137,442



137,442









MUFG Capital Finance 1 Ltd.
(Cayman Islands), Gtd. Notes,









150

150

Baa2

6.346%, 7/29/49



147,606

147,606









Residential Capital Corp., Gtd.
Notes,









350

350

Baa3

6.00%, 2/15/11



347,205

347,205









Residential Capital Corp., Sr.
Unsec. Notes,









100

100

Baa3

6.375%, 6/30/10



100,742

100,742











704,022

3,010,339

3,714,361























Non-Corporate

0.0
%
0.1
%
0.1
%








Export-Import Bank of Korea
(South Korea), Notes, 144A,









170

170

A3

4.125%, 2/10/09



164,140

164,140









Korea Development Bank, Notes,









240

240

A3

4.75%, 7/20/09



234,586

234,586









Petrobras International Finance
Co., Bonds,









85

85

Baa2

8.375%, 12/10/18



96,263

96,263









Petrobras International Finance
Co., Sr. Notes,









44

44

A2

9.75%, 7/6/11



51,590

51,590











-

546,579

546,579























Paper

0.0
%
0.0
%
0.0
%








Weyerhaeuser Co., Debs.,









145

145

Baa2

7.375%, 3/15/32

-

154,834

154,834


F-26



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Pipelines & Other

0.4
%
0.2
%
0.2
%








Atmos Energy Corp., Notes,









330

330

Baa3

4.00%, 10/15/09



313,051

313,051









Duke Energy Field Services LLC,
Notes,









365

365

Baa2

7.875%, 8/16/10



396,190

396,190









Enterprise Products Operating LP,
Gtd. Notes,









35

35

Baa3

6.875%, 3/1/33



35,756

35,756









Enterprise Products Operating LP,
Sr. Notes,









150

150

Baa3

4.00%, 10/15/07



146,745

146,745

190



190

Baa3

4.95%, 6/1/10

184,301



184,301

60



60

Baa3

6.65%, 10/15/34

59,619



59,619









Kinder Morgan Finance Co. ULC,
Gtd. Notes,









190

190

Baa2

6.40%, 1/5/36



185,004

185,004









Oneok, Inc., Sr. Unsec. Notes,









250

250

Baa2

5.51%, 2/16/08



249,616

249,616









Premcor Refining Group Co., Gtd.
Notes







140



140

Baa3

6.125%, 05/01/11

142,340



142,340









Sempra Energy, Sr. Notes,









120

120

Baa1

4.621%, 5/17/07



118,932

118,932









Sempra Energy, Sr. Unsec. Notes,









15

15

Baa1

6.00%, 2/1/13



15,206

15,206









XTO Energy, Inc., Notes







50



50

Baa3

5.30%, 06/30/15

48,227



48,227











434,487

1,460,500

1,894,987























Railroads

0.2
%
0.1
%
0.1
%








Burlington Northern Santa Fe
Corp., Debs.,









135

135

Baa2

6.70%, 8/1/28



145,654

145,654









Canadian National Railways Co.,
Bonds







200



200

Baa1

6.25%, 08/01/34

210,069



210,069









Norfolk Southern Corp., Sr. Notes,
(h)







6

4

10

Baa1

7.80%, 5/15/27

7,200

4,800

12,000









Norfolk Southern Corp., Sr. Unsec.
Notes,









96

96

Baa1

5.64%, 5/17/29



91,227

91,227









Union Pacific Corp., Notes









275

275

Baa2

6.625%, 2/1/08



280,705

280,705



377

377

Baa2

6.65%, 1/15/11



392,933

392,933











217,269

915,319

1,132,588























Real Estate Investment Trust

0.0
%
0.2
%
0.1
%








Brandywine Operating Partnership,
Notes,









265

265

Baa3

5.75%, 4/1/12



263,142

263,142









EOP Operating LP, Sr. Notes,









350

350

Baa2

6.75%, 2/15/08



357,034

357,034









EOP Operating LP, Notes,









70

70

Baa1

5.125%, 3/15/16



66,402

66,402









First Industrial LP, Sr. Notes,









50

50

Baa2

5.75%, 1/15/16



48,653

48,653









Mack-Cali Realty LP, Notes,









250

250

Baa2

7.25%, 3/15/09



259,671

259,671









Post Apartment Homes LP, Sr.
Notes,









90

90

Baa3

5.45%, 6/1/12



86,436

86,436











-

1,081,338

1,081,338


F-27



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Retail

0.3
%
0.3
%
0.3
%








Gap, Inc. (The), Notes,









250

250

Baa3

6.90%, 9/15/07



253,873

253,873









Home Depot, Inc., Sr. Notes,









590

590

Aa3

5.40%, 3/1/16



582,896

582,896









JC Penney Corp., Inc., Debs,









175

175

Baa3

7.95%, 4/1/17



198,363

198,363









May Department Stores Co. (The),
Gtd. Notes,









45

45

Baa1

8.50%, 6/1/19



53,357

53,357









May Department Stores Co. (The),
Notes,







300



300

Baa1

4.80%, 07/15/09

293,888



293,888



85

85

Baa1

6.65%, 7/15/24



86,250

86,250



115

115

Baa1

6.70%, 7/15/34(g)



116,894

116,894









Target Corp., Sr. Unsec. Notes,









140

140

A2

7.50%, 8/15/10



151,451

151,451









Wal-Mart Stores, Inc., Bonds,









260

260

Aa2

5.25%, 9/1/35



235,852

235,852











293,888

1,678,936

1,972,824























Technology

0.0
%
0.4
%
0.3
%








Cisco Systems, Inc., Notes,









100

100

A1

5.50%, 2/22/16



98,498

98,498









Computer Associates International,
Inc., Sr. Notes, 144A,









225

225

Ba1

5.25%, 12/1/09



219,013

219,013









Equifax, Inc., Notes,









165

165

Baa1

4.95%, 11/1/07



163,691

163,691









First Data Corp., Notes,









110

110

A2

4.85%, 10/1/14



103,001

103,001









Freescale Semiconductor, Inc., Sr.
Notes









375

375

Ba1

6.875%, 7/15/11



383,437

383,437









International Business Machines
Corp., Debs.,









185

185

A1

5.875%, 11/29/32



182,896

182,896









Jabil Circuit, Inc., Sr. Notes,









150

150

Baa3

5.875%, 7/15/10



150,181

150,181









Motorola, Inc., Notes,









190

190

Baa2

4.608%, 11/16/07



187,871

187,871



24

24

Baa2

7.625%, 11/15/10



26,177

26,177


F-28



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










Oracle Corp. and Ozark Holding, Inc., Notes,
144A,









200

200

A3

5.00%, 1/15/11



195,339

195,339









Seagate Technology, HDD Holdings, Gtd. Notes,









245

245

Ba2

8.00%, 5/15/09



254,494

254,494









Xerox Corp., Sr. Unsec. Notes,









380

380

Ba2

6.40%, 3/15/16



377,150

377,150











-

2,341,748

2,341,748









Telecommunications

0.7
%
0.6
%
0.7
%








ALLTEL Ohio LP, Gtd. Notes,
144A,









135

135

A2

8.00%, 8/15/10



146,902

146,902









America Movil SA de CV
(Mexico), Unsec. Notes,









115

115

A3

6.375%, 3/1/35



108,127

108,127









AT&T Corp., Sr. Notes,







-
(r)


-
(r)
Baa2

6.00%, 03/15/09

202



202

115



115

Ba1

9.05%, 11/15/11

124,316



124,316



120

120

A2

9.75%, 11/15/31



143,288

143,288









AT&T, Inc., Notes,









220

220

A2

4.125%, 9/15/09



210,379

210,379



240

240

A2

5.30%, 11/15/10



236,845

236,845









BellSouth Corp., Notes,









245

245

A2

4.20%, 9/15/09



235,078

235,078









British Telecommunications PLC
(United Kingdom), Bonds,









45

45

Baa1

8.875%, 12/15/30



57,568

57,568









British Telecommunications PLC
(United Kingdom), Unsub. Notes,









220

220

Baa1

7.00%, 5/23/07



223,567

223,567









Cingular Wireless LLC, Sr. Notes,









100

100

Baa2

7.125%, 12/15/31



108,245

108,245









Deutsche Telekom International
Finance BV (Netherlands), Gtd.
Notes,









60

60

A3

8.25%, 6/15/30



71,774

71,774









France Telecom SA (France),
Notes,









75

75

A3

8.50%, 3/1/31



93,683

93,683









Koninklijke (Royal) KPN NV
(Netherlands), Sr. Unsub. Notes,









105

105

Baa2

8.00%, 10/1/10



112,705

112,705









New Cingular Wireless Services,
Inc., Sr. Notes,









150

150

Baa2

7.875%, 3/1/11



164,410

164,410



110

110

Baa2

8.75%, 3/1/31



139,320

139,320









Nextel Communications, Inc., Sr.
Notes,







260

240

500

Baa2

5.95%, 3/15/14

257,407

237,606

495,013









Sprint Capital Corp., Gtd. Notes,







150



150

Baa2

8.375%, 3/15/12

169,485



169,485



440

440

Baa2

6.90%, 5/1/19



470,058

470,058

60

90

150

Baa2

8.75%, 3/15/32

75,015

112,523

187,538









Telecom Italia Capital SA
(Luxembourg), Gtd. Notes,







70



70

Baa2

4.00%, 1/15/10

65,807



65,807



90

90

Baa2

5.25%, 11/15/13



85,276

85,276



130

130

Baa2

6.375%, 11/15/33



122,500

122,500









Telecomunicaciones de Puerto
Rico, Inc. (Puerto Rico), Gtd.
Notes,









420

420

Baa1

6.80%, 5/15/09



425,387

425,387









TELUS Corp. (Canada), Notes,









250

250

Baa2

8.00%, 6/1/11



275,744

275,744









US Cellular Corp., Sr. Notes,









95

95

Baa3

6.70%, 12/15/33



90,498

90,498









Verizon Global Funding Corp.,
Bonds,









170

170

A3

5.85%, 9/15/35



152,480

152,480









Verizon Global Funding Corp.,
Notes,









55

55

A3

7.75%, 12/1/30



60,761

60,761


F-29



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










Vodafone Group PLC (United
Kingdom), Notes,









50

50

A2

5.75%, 3/15/16



49,028

49,028









Vodafone Group PLC (United
Kingdom), Sr. Notes,









200

200

A2

7.75%, 2/15/10



214,324

214,324











692,232

4,348,076

5,040,308























Tobacco

0.0
%
0.0
%
0.0
%








Altria Group, Inc., Debs.,









60

60

Baa2

7.75%, 1/15/27



68,656

68,656









Altria Group, Inc., Notes,









120

120

Baa2

7.65%, 7/1/08



125,389

125,389











-

194,045

194,045

























Total corporate bonds

7,149,870

47,267,661

54,417,531









(cost $)

(7,213,647
)
(48,268,530
)
(55,482,177
)








ASSET BACKED SECURITIES

2.4
%
1.3
%
1.5
%








ABSC NIMS Trust, Series 2004-
HE5, Class A1 144A (h)







4



4



5.00%, 08/27/34

4,224



4,224









Accredited Mortgage Loan Trust,
Series 2006-1, Class A1







150



150

Aaa

5.019%, 04/25/36

150,000



150,000









American Express Credit Account
Master Trust, Ser. 2004-4, Class
C, 144A,









230

230

Baa2

5.219%, 3/15/12(c)



231,114

231,114









American Express Credit Account
Master Trust, Ser. 2004-C, Class
C, 144A,









190

190

Baa2

5.249%, 2/15/12(c)



190,037

190,037









Ameriquest Finance NIM Trust,
Series 2004-RN5, Class A 144A
(h)







2



2

BBB+(d)

5.193%, 06/25/34

2,351



2,351









Ameriquest Mortgage Securities,
Inc., Series 2006-R1, Class A2A







192



192

Aaa

5.039%, 03/25/36

191,547



191,547









Amortizing Residential Collateral
Trust, Ser. 2002-BC7, Class M2,









220

220

AA+(d)

5.718%, 10/25/32(c)



220,418

220,418


F-30



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










Amortizing Residential Collateral Trust,
Series 2002-BC9, Class M1,









500

500

Aa2

5.918%, 12/25/32(c)



501,608

501,608









Argent NIM Notes, Series 2004-WN9,
Class A 144A (h)







4



4

BBB(d)

5.19%, 10/25/34

3,895



3,895









Asset Backed Funding Corp. NIM Trust,
Series 2004-OPT4, Class N1







5

5



A-(d)

4.45%, 05/26/34

4,663



4,663









Bank One Issuance Trust, Ser. 2003-C1,
Class C1,









397

397

Baa2

4.54%, 9/15/10



390,787

390,787









Capital One Prime Auto Receivables
Trust, Series 2004-2, Class A4 (c)







550



550

Aaa

4.961%, 04/15/10

550,315



550,315









CDC Mortgage Capital Trust,















Ser. 2002-HE3, Class M1,









248

248

Aa2

5.918%, 3/25/33(c)



249,434

249,434









Centex Home Equity, Ser. 2005-A,
Class M2,









360

360

Aa2

5.318%, 1/25/35(c)



361,333

361,333









Chase Issuance Trust, Ser. 2005-A4,
Class A4,









650

650

Aaa

4.23%, 1/15/13



627,039

627,039









CNH Equipment Trust, Series 2004-A,
Class A3A (c)







109



109

Aaa

4.971%, 10/15/08

109,446



109,446









Countrywide Asset-Backed Certificates,















Series 2004-11N, Class-N 144A (h)







5



5

BBB(d)

5.25%, 04/25/36

4,565



4,565









Series 2004-5N, Class N1







3



3

BBB(d)

5.50%, 10/25/35

2,594



2,594









Series 2006-6, Class 2A1







180



180

BBB(d)

4.821%, 04/25/36

180,000



180,000









Credit-Based Asset Servicing and
Securitization, Series 2006-C3, Class A1







100



100

Aaa

4.883%, 03/30/26

100,000



100,000









Credit-Based Asset Servicing and
Securitization, Ser. 2005-CB6,
Class AF3,









270

270

Aaa

5.12%, 7/25/35



266,657

266,657









Equity One ABS, Inc., Ser. 2004-3, Class
M1,









260

260

Aa2

5.70%, 7/25/34



257,375

257,375









First Franklin Mortgage Loan, Series
2005-FF4, Class 2A1 (c)







533



533

Aaa2

5.039%, 05/25/35

532,774



532,774









First Franklin Mortgage Loan Asset
Backed Certs., Ser. 2005-FFH1, Class
M2,









300

300

Aa2

5.338%, 6/25/36(c)



302,226

302,226









GSAMP Trust, Series 2004-NIM1, Class
N1 144A(h)







4



4

BBB(d)

5.50%, 09/25/34

3,683



3,683









HFC Home Equity Loan Asset Backed
Certs., Ser. 2005-2, Class M2,









210

210

Aa1

5.266%, 1/20/35(c)



210,988

210,988









Home Equity Asset Trust, Ser. 2005-7,
Class 2A4,









220

220

Aaa

5.198%, 1/25/36(c)



220,407

220,407









Household Mortgage Loan Trust,















Ser. 2003-HC2, Class M,









56

56

Aa2

5.376%, 6/20/33(c)



55,590

55,590









Household Mortgage Loan Trust,















Ser. 2004-HC1, Class M,









53

53

Aa2

5.276%, 2/20/34(c)



52,796

52,796









Indymac Residential Asset Backed Trust,
Series 2006-B, Class 2A1







150



150

Aaa

4.65%, 06/25/36

149,977



149,977









Long Beach Asset Holdings Corp.,















Series 2005-1, Class N1 144A (h)







20



20

NR

4.115%, 02/25/35

19,836



19,836









Series 2004-5, Class Notes 144A (h)







3



3

A(d)

5.00%, 09/25/34

3,277



3,277









Long Beach Mortgage Loan Trust, Series
2006-2, Class 2A1







140



140

AAA(d)

5.029%, 03/25/36

139,978



139,978


F-31



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










MBNA Master Credit Card
Trust,















Ser. 1999-J, Class A,









2,400

2,400

Aaa

7.00%, 2/15/12



2,537,701

2,537,701









Morgan Stanley ABS
Capital I,















Ser. 2004-N3, Class M2,









290

290

A2

5.918%, 3/25/34(c)



293,018

293,018









Morgan Stanley Dean
Witter Capital I,















Ser. 2002-NC4, Class M1,









268

268

Aaa

5.668%, 9/25/32(c)



269,892

269,892









Morgan Stanley Dean
Witter Capital I,
Series 2002-HE1, Class
M1,









350

350

Aa2

5.418%, 7/25/32(c)



353,462

353,462









Prestige Auto Receivables
Trust, Ser. 2004-1, Class
A2, 144A,









176

176

Aaa

3.69%, 6/15/11



173,871

173,871









Residential Asset Mortgage
Products, Inc., Series 2005-
RS1, Class A1







193



193

Aaa

5.069%, 01/25/35

193,440



193,440









Residential Asset Securities
Corp.,







75



75

Aaa

4.71%, 03/25/34

72,084



72,084









Sail Net Interest Margin
Notes,















Series 2004-8A, Class A,
144A (h)







7



7

A-(d)

5.00%, 09/27/34

7,076



7,076









Series 2004-BNCA,
Class A, 144A







2

2



A-(d)

5.00%, 09/27/34

1,931



1,931









Saxon Asset Securities
Trust, Ser. 2005-2, Class
M2,









240

240

Aa2

5.258%, 9/25/35(c)



241,445

241,445









Securitized Asset Bank
Receivables LLC Trust,
Ser. 2004-OP1, Class M1,









280

280

Aa2

5.091%, 2/25/34(c)



280,984

280,984









Structured Asset Securities
Corp., Ser. 2005-RMS1,
Class A3,









220

220

AAA(d)

5.118%, 2/25/35(c)



220,707

220,707









WFS Financial Owner
Trust, Ser. 2004-4, Class D,









176

176

A3

3.58%, 5/17/12



172,139

172,139

























Total asset backed
securities

2,427,656

8,681,028

11,108,684









(cost $)

(2,430,330
)
(8,819,859
)
(11,250,189
)

F-32



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)









COMMERCIAL
MORTGAGE BACKED
SECURITIES

3.3
%
2.6
%
2.7
%








Banc of America
Commercial Mortgage,
Inc., Ser. 2003-2, Class
A3,









400

400

AAA(d)

4.873%, 3/11/41



387,178

387,178









Banc of America
Commercial Mortgage,
Inc., Ser. 2004-2, Class
A4,









560

560

Aaa

4.153%, 11/10/38



527,007

527,007









Banc of America
Commercial Mortgage,
Inc., Ser. 2005-3, Class
A4,









1,000

1,000

Aaa

4.668%, 7/10/43



936,253

936,253









Banc of America
Commercial Mortgage,
Inc., Ser. 2005-6, Class
A4,









1,400

1,400

Aaa

5.182%, 9/10/47



1,365,668

1,365,668









Bear Stearns
Commercial Mortgage
Securities, Series 2004-
T16, Class X2, IO







4,500



4,500

AAA(d)

0.97%, 08/13/46

149,754



149,754









Bear Stearns
Commercial Mortgage
Securities, Ser. 2005-
T18, Class AAB,









350

350

Aaa

4.823%, 2/13/42



335,313

335,313









Bear Stearns
Commercial Mortgage
Securities, Ser. 2005-
T20, Class AAB,









500

500

Aaa

5.14%, 10/12/42



491,396

491,396









Commercial Mortgage
Acceptance Corp.,
Series 1998-C2, Class
X, IO







5,746



5,746

AAA(d)

1.02%, 09/15/30

172,930



172,930









Commercial Mortgage
Asset Trust, Ser. 1999-
C2, Class A1,









78

78

Aaa

7.285%, 11/17/32



79,660

79,660









Commercial Mortgage
Pass-Through Certs.,
Ser. 2004-LB2A, Class
X2, 144A,









2,648

2,648

AAA(d)

1.157%, 3/10/39



86,051

86,051









Credit Suisse First
Boston Mortgage
Securities Corp., Ser.
2004-C4, Class A4,









300

300

Aaa

4.283%, 10/15/39



283,632

283,632









Credit Suisse Mtge.
Capital Certs.,
Series 2006-C1, Class
A4,









800

800

AAA(d)

5.609%, 12/15/15



798,229

798,229









DLJ Commercial
Mortgage Corp.,
Ser. 2000-CF1, Class
A1B,









600

600

AAA(d)

7.62%, 6/10/33



646,066

646,066









GE Commercial
Mortgage Corp.,















Ser. 2004-C2, Class X2,









4,917

4,917

Aaa

0.64%, 3/10/40



108,987

108,987









GMAC Commercial
Mortgage Securities,
Inc., Series 2002-C2,
Class A1







276



276

Aaa

4.321%, 10/15/38

274,563



274,563









Greenwich Capital
Commercial Funding
Corp., Ser. 2003-C1,
Class A4,









1,300

1,300

Aaa

4.111%, 7/5/35



1,195,387

1,195,387









Greenwich Capital
Commercial Funding
Corp., Ser. 2003-C2,
Class A3,









610

610

Aaa

4.533%, 1/5/36



587,735

587,735









GS Mtge. Securities
Corp. II,















Series 2006-GG6, Class
AAB,









1,300

1,300

AAA(d)

5.587%, 4/10/38



1,299,577

1,299,577









J.P. Morgan Chase
Commercial Mortgage
Securities Corp., Ser.
2004-C2, Class A3,









1,250

1,250

Aaa

5.213%, 5/15/41



1,224,733

1,224,733









J.P. Morgan Chase
Commercial Mortgage
Securities Corp., Ser.
2005-LDP5, Class A4,









700

700

Aaa

5.179%, 12/15/44



683,875

683,875









J.P. Morgan Chase
Commercial Mortgage
Securities, Ser. 2005-
CB13, Class A4,









455

455

Aaa

5.295%, 1/12/43



447,047

447,047









J.P. Morgan Chase
Commercial Mortgage
Securities, Ser. 2005-
LDP2, Class ASB,









1,000

1,000

Aaa

4.659%, 7/15/42



954,858

954,858









J.P. Morgan Chase
Commercial Mortgage
Securities, Ser. 2005-
LDP4, Class A4,









520

520

Aaa

4.918%, 10/15/42



494,801

494,801









J.P. Morgan Chase
Commercial Mtge.
Securities, Series 2006-
LDP6, Class X2,









30,000

30,000

Aaa

0.26%, 4/15/43



200,100

200,100









KeyCorp, Ser. 2000-C1,
Class A2,









1,675

1,675

Aaa

7.727%, 5/17/32



1,793,804

1,793,804









LB-UBS Commercial
Mortgage Trust, Series
2003-C5, Class A2







700



700

AAA(d)

3.478%, 07/15/27

672,487



672,487


F-33



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










LB-UBS Commercial
Mortgage Trust,
Ser. 2004-C6, Class A5,









800

800

AAA(d)

4.826%, 8/15/29



770,840

770,840









LB-UBS Commercial
Mortgage Trust, Series
2005-C3, Class A3







500



500

Aaa

4.647%, 07/15/30

480,273



480,273









LB-UBS Commercial
Mortgage Trust,
Ser. 2005-C3, Class A5,









430

430

Aaa

4.739%, 7/15/30



405,096

405,096









Lehman Brothers
Mortgage Trust, Series
2005-LLFA, Class A1
144A (c)







263



263

Aaa

5.001%, 07/15/18

263,122



263,122









Master Alternative Loans
Trust, Series 2003-8,
Class 4A1







57



57

AAA(d)

7.00%, 12/25/33

56,772



56,772









Merrill Lynch Mortgage
Trust,















Ser. 2004-Key2, Class A3,









400

400

Aaa

4.615%, 8/12/39



381,534

381,534









Wachovia Bank
Commercial Mortgage
Trust, Ser. 2003-C3, Class
A-2,









1,100

1,100

AAA(d)

4.867%, 2/15/35



1,060,343

1,060,343









Washington Mutual,
Series 2004-AR4, Class
A6 (c)







500



500

Aaa

3.803%, 06/25/34

475,959



475,959









Series 2004-AR9, Class
A7 (c)







640



640

Aaa

4.177%, 08/25/34

615,845



615,845









Series 2005-AR11, Class
A1C1 (c)







206



206

Aaa

5.159%, 07/25/45

205,531



205,531

























Total commercial
mortgage backed
securities

3,367,236

17,545,170

20,912,406









(cost $)

(3,501,269
)
(18,172,565
)
(21,673,834
)

F-34



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)



COLLATERALIZED
MORTGAGE
OBLIGATIONS

1.0
%
0.5
%
0.5
%








Banc of America
Commercial
Mortgage, Inc.,
Series 2004-1,
Class XP, IO







2,712



2,712

AAA(d)

0.80%, 11/10/39

62,001



62,001









Banc of America
Mortgage
Securities, Series
2004-F, Class 2A5
(c)







1,000



1,000

Aaa

4.155% 07/25/34

960,864



960,864









Banc of America
Mortgage
Securities, Inc.,
Ser. 2005-A, Class
2A1,









259

259

Aaa

4.464%,
2/25/35(c)



251,595

251,595









Banc of America
Mortgage
Securities, Inc.,
Ser. 2005-B, Class
2A1,









258

258

Aaa

4.396%,
3/25/35(c)



250,645

250,645









Bank of America
Alternative Loan
Trust, Series 2005-
12, Class 3CB1,









978

978

Aaa

6.00%, 1/25/36



971,740

971,740









Countrywide
Alternative Loan
Trust, Ser. 2004-
18CB, Class 3A1,









428

428

Aaa

5.25%, 9/25/19



413,938

413,938









Federal National
Mortgage
Association, Ser.
1993-55, Class K,









244

244

Aaa

6.50%, 5/25/08



245,756

245,756









Master Alternative
Loan Trust,















Ser. 2004-4, Class
4A1,









505

505

Aaa

5.00%, 4/25/19



488,968

488,968









Structured
Adjustable Rate
Mortgage Loan
Trust, Ser. 2004-1,
Class 4A-3,









360

360

Aaa

4.17%, 2/25/34



352,857

352,857









Washington
Mutual Alternative
Mortgage Pass-
Through Certs.,
Ser. 2005-1, Class
3A,









181

181

Aaa

5.00%, 3/25/20



176,382

176,382

























Total
collateralized
mortgage
obligations

1,022,865

3,151,881

4,174,746









(cost $)

(1,061,204
)
(3,240,938
)
(4,302,142
)






















MORTGAGE BACKED
SECURITIES

12.6
%
10.7
%
10.9
%








Federal Home
Loan Mortgage
Corp.,







1,214

2,693

3,907



4.50%, 12/15/14 -
7/1/20

1,177,088

2,572,365

3,749,453

1,662

2,963

4,625



5.00%, 2/15/16 -
4/1/34

1,650,919

2,873,051

4,523,970



817

817



5.28%, 12/1/35(c)



806,762

806,762

480

1,928

2,408



5.50%, 12/1/33 -
7/1/34

469,261

1,886,011

2,355,272



739

739



6.00%, 1/1/34



739,423

739,423

313



313



6.50%, 6/1/16-
6/1/31

319,592



319,592

121

859

980



7.00%, 6/1/14 -
11/1/33

123,857

883,845

1,007,702









Federal Home
Loan Mortgage
Corp.,









1,000

1,000



5.00%, TBA



951,250

951,250



1,500

1,500



6.00%, TBA



1,499,063

1,499,063









Federal National
Mortgage
Association,









417

417



4.00%, 5/1/19



390,716

390,716

229

5,184

5,413



4.50%, 11/1/18 -
3/1/34

219,381

4,929,172

5,148,553

793

9,658

10,451



5.00%, 1/1/19 -
7/1/35

754,604

9,236,070

9,990,674

2,817

10,190

13,007



5.50%, 12/1/16 -
2/1/34

2,756,774

9,970,036

12,726,810

180

5,586

5,766



6.00%, 12/1/13 -
1/1/35

182,279

5,594,805

5,777,084

326

1,498

1,824



6.50%, 5/1/13 -
1/1/34

332,058

1,530,887

1,862,945

378



378



7.00%, 5/1/11 -
6/1/32

389,650



389,650

69

119

188



7.50%, 12/1/07 -
9/1/30

71,666

119,220

190,886



33

33



8.00%, 12/1/23



35,060

35,060



24

24



8.50%, 2/1/28



25,454

25,454









Federal National
Mortgage
Association,







1,342

6,500

7,842



5.00%, TBA

1,281,392

6,198,594

7,479,986

750

12,000

12,750



5.50%, TBA

745,313

11,737,974

12,483,287

1,927

5,000

6,927



6.00%, TBA

1,926,799

5,017,346

6,944,145









Government
National Mortgage
Association,









1,168

1,168



5.50%, 12/15/33 -
9/15/34



1,157,462

1,157,462

35



35



6.00%, 8/15/28

35,607



35,607


F-35



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)


292

1,117

1,409



6.50%, 11/15/23 -
8/15/32

303,065

1,155,422

1,458,487

121

166

287



7.00%, 6/15/24 - 5/15/31

126,369

172,769

299,138

38

23

61



7.50%, 4/15/29 - 5/15/31

39,853

23,952

63,805



209

209



8.00%, 12/15/22 -
6/15/25



222,479

222,479









Government National
Mortgage Association,









1,500

1,500



5.50%, TBA



1,485,000

1,485,000

























Total mortgage backed
securities

12,905,527

71,214,188

84,119,715









(cost $)

(13,042,571
)
(72,525,235
)
(85,567,806
)






















U.S. GOVERNMENT
AGENCY
OBLIGATIONS

7.8
%
1.8
%
2.6
%








Federal Home Loan
Bank,









265

265



4.25%, 4/16/07



262,651

262,651



775

775



4.50%, 5/13/11



751,183

751,183

300



300



4.625%, 9/11/20

275,399



275,399









Federal Home Loan
Mortgage Corp.,









60

60



4.75%, 1/18/11



58,973

58,973



675

675



4.75%, 1/19/16(g)



651,652

651,652

940

1,170

2,110



4.90%, 11/3/08

931,584

1,159,525

2,091,109

540



540



5.00%, 9/17/07

539,148



539,148



1,755

1,755



5.125%, 4/18/11



1,752,259

1,752,259

500



500



5.30%, 5/12/20

474,712



474,712

400



400



5.50%, 3/28/16

398,729



398,729



2,790

2,790



5.75%, 1/15/12(g)



2,868,935

2,868,935

1,100



1,100



7.00%, 3/15/10

1,172,262



1,172,262









Federal National
Mortgage Association,









108

108



4.25%, 7/27/07



106,786

106,786

500

3,415

3,915



4.50%, 10/15/08-2/15/11

493,457

3,320,841

3,814,298

1,513

1,305

2,818



5.25%, 4/15/07-8/1/12

1,514,660

1,291,771

2,806,431

1,100



1,100



5.80%, 2/9/26

1,075,573



1,075,573

995



995



6.625%, 9/15/09-
11/15/30

1,094,293



1,094,293









Tennessee Valley
Authority,









200

200



5.88%, 4/1/36



214,179

214,179

























Total U.S.
government
agency obligations

7,969,817

12,438,755

20,408,572









(cost $)

(8,096,088
)
(12,701,219
)
(20,797,307
)

F-36



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








U.S. GOVERNMENT
SECURITIES

4.3
%
2.4
%
2.7
%








United States Treasury
Bonds,







400

3,190

3,590



4.50%, 2/15/36(g)

375,312

2,993,115

3,368,427



509

509



5.375%, 2/15/31(g)



535,802

535,802



1,398

1,398



6.00%, 2/15/26



1,559,862

1,559,862



240

240



6.125%, 8/15/29



275,156

275,156

1,050



1,050



7.125%, 8/15/30

1,291,336



1,291,336



295

295



7.875%, 2/15/21



380,827

380,827



1,365

1,365



8.125%, 8/15/19



1,771,300

1,771,300



620

620



8.125%, 5/15/21(g)



820,532

820,532

1,295

250

1,545



8.125%, 8/15/21

1,713,852

330,059

2,043,911



250

250



8.75%, 5/15/20(g)



342,500

342,500



1,214

1,214



8.875%, 2/15/19(b)



1,652,652

1,652,652



39

39



9.00%, 11/15/18



53,400

53,400









United States Treasury
Inflation Bond, TIPS









120

120



2.00%, 1/15/26



113,632

113,632









United States Treasury
Notes,









1,480

1,480



2.75%, 8/15/07



1,438,664

1,438,664



26

26



4.125%, 8/15/10



25,284

25,284

1,045

2,886

3,931



4.50%, 2/28/11(g)

1,029,774

2,843,951

3,873,725



500

500



4.50%, 2/15/16



486,289

486,289









United States Treasury
Strips,









1,225

1,225



Zero Coupon, 5/15/2019



631,170

631,170

























Total U.S. government
securities

4,410,274

16,254,195

20,664,469









(cost $)

(4,498,046
)
(16,517,853
)
(21,015,899
)








MUNICIPAL BOND

0.2
%
0.0
%
0.0
%







Illinois















Illinois State Taxable Pension, GO,







200

195

395

Aa3

5.10%, 6/1/33

187,118

182,440

369,558









(cost $)

(200,000
)
(167,248
)
(367,248
)

























FOREIGN GOVERNMENT OBLIGATIONS

0.0
%
0.3
%
0.3
%








Government of Malaysia, Bonds,









55

55

A3

7.50%, 7/15/11



59,800

59,800









Italy Government International Bond (Italy),
Notes,









160

160

Aa2

5.375%, 6/15/33



154,082

154,082









Mexico Government International Bond
(Mexico), Bonds,









190

190

Baa1

8.30%, 8/15/31



229,615

229,615









Mexico Government International Bond
(Mexico), Notes,









310

310

Baa1

8.375%, 1/14/11



343,480

343,480



620

620

Baa1

5.625%, 1/15/17(g)



600,470

600,470



185

185

Baa1

8.125%, 12/30/19



217,375

217,375









Province of Quebec (Canada), Notes,









115

115

A1

4.60%, 5/26/15(g)



108,566

108,566









Province of Quebec (Canada), Sr. Unsub.
Notes,









390

390

A1

5.75%, 2/15/09



395,234

395,234









South Africa Government International Bond
(South Africa), Notes,









100

100

Baa1

6.50%, 6/2/14



105,125

105,125


F-37



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)










Total foreign government obligations

-

2,213,747

2,213,747









(cost $)

-

(2,227,144
)
(2,227,144
)
























Total long-term investments

103,682,013

613,259,779

716,941,792









(cost $)

(94,265,122
)
(552,210,101
)
(646,475,223
)






















SHORT-TERM INVESTMENTS

2.3
%
22.5
%
19.8
%




















CORPORATE BONDS

0.0
%
0.8
%
0.7
%


SP Fund

Dryden
Fund

Pro Forma
Dryden
Fund





SP Fund

Dryden
Fund

Pro Forma
Dryden Fund







Brokerage

0.0
%
0.1
%
0.1
%








Morgan
Stanley,
Unsub.
Notes,









1,200

1,200

Aa3

6.10%,
4/15/06

-

1,200,527

1,200,527























Cable

0.0
%
0.2
%
0.2
%








Continental
Cablevision,
Inc., Sr.
Notes,









1,000

1,000

Baa2

8.30%,
5/15/06

-

1,003,352

1,003,352























Consumer

0.0
%
0.0
%
0.0
%








Cendant
Corp.,
Notes,









260

260

Baa1

6.875%,
8/15/06

-

261,245

261,245























Electric

0.0
%
0.0
%
0.0
%








Duke
Capital
LLC, Sr.
Notes,









140

140

Baa3

4.331%,
11/16/06

-

139,209

139,209


F-38



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








Energy-Other

0.0
%
0.1
%
0.1
%








Devon Energy Corp., Sr.
Notes,









480

480

Baa2

2.75%, 8/1/06



475,853

475,853









Kerr-McGee Corp., Sec'd.
Notes,









260

260

Ba3

5.875%, 9/15/06



260,328

260,328











-

736,181

736,181























Foods

0.0
%
0.1
%
0.1
%








Kraft Foods, Inc., Notes,









510

510

A3

4.625%, 11/1/06



508,173

508,173









Tyson Foods, Inc., Sr.
Notes,









75

75

Baa3

7.25%, 10/1/06



75,649

75,649











-

583,822

583,822























Media & Entertainment

0.0
%
0.0
%
0.0
%








British Sky Broadcasting
PLC, Gtd. Notes,









130

130

Baa2

7.30%, 10/15/06

-

131,187

131,187























Real Estate Investment Trust

0.0
%
0.1
%
0.0
%








Simon Property Group LP,
Gtd. Notes,









380

380

Baa1

6.875%, 11/15/06

-

383,202

383,202























Retail

0.0
%
0.0
%
0.0
%








Target Corp., Sr. Unsec.
Notes,









220

220

A2

5.95%, 5/15/06

-

220,186

220,186























Telecommunications

0.0
%
0.2
%
0.2
%








Citizens Communications
Co., Debs.,









220

220

Ba3

7.60%, 6/1/06



220,825

220,825









Telecomunicaciones de
Puerto Rico, Inc. (Puerto
Rico), Gtd. Notes,









800

800

Baa1

6.65%, 5/15/06



801,012

801,012











-

1,021,837

1,021,837

























Total corporate bonds

-

5,680,748

5,680,748









(cost $)

-

(5,705,349
)
(5,705,349
)






















U.S. GOVERNMENT
SECURITIES

2.1
%
0.1
%
0.3
%








Federal Home Loan Bank







2,190



2,190



4.61%, 4/3/06

2,190,000



2,190,000









United States Treasury
Bills









400

400



6/15/06



396,375

396,375

























Total U.S. government
securities

2,190,000

396,375

2,586,375









(cost $)

(2,190,000
)
(396,235
)
(2,586,235
)

F-39



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)


Shares











SP Fund

Dryden
Fund

Pro Forma
Dryden
Fund





SP Fund

Dryden
Fund

Pro Forma
Dryden Fund







AFFILIATED
MUTUAL FUNDS

0.2
%
21.6
%
18.8
%


4,354,570

4,354,570



Dryden Core
Investment Fund -
Short Term Bond
Series (f)



43,545,698

43,545,698

183,210

100,865,009

101,048,219



Dryden Core
Investment Fund -
Taxable Money
Market Series















(includes
$67,604,022 of
cash collateral for
securities on
loan) (e)(f)

183,210

100,865,009

101,048,219

























Total affiliated
mutual funds

183,210

144,410,707

144,593,917









(cost $)

(183,210
)
(144,410,707
)
(144,593,917
)


Contracts











SP Fund

Dryden
Fund

Pro Forma
Dryden Fund





SP Fund

Dryden
Fund

Pro Forma
Dryden Fund







OUTSTANDING
OPTION
PURCHASED(a)

0.0
%
0.0
%
0.0
%






Call Option







-

10

10



90 Day
Eurodollar,
expiring
9/18/06 @
$95.25

-

500

500









(cost $)

-

(11,579
)
(11,579
)
























Total short-
term
investments

2,373,210

150,488,330

152,861,540









(cost $)

(2,373,210
)
(150,523,870
)
(152,897,080
)
























Total
Investments,
Before
Outstanding
Option
Written

103.8
%
114.2
%
112.8
%










106,055,223

763,748,109

869,803,332









(cost $)

(96,638,332
)
(702,733,971
)
(799,372,303
)



















F-40



Pro Forma Portfolio of Investments for the Reorganization

as of March 31, 2006 (Unaudited) (Continued)








OUTSTANDING OPTION
WRITTEN(a)













Call Option







-

10

10



90 Day Eurodollar, expiring
9/18/06 @ $95.75

-

(125
)
(125
)








(premiums received $)

-

(5,271
)
(5,271
)
























Total Investments, Net of
Outstanding Option Written

103.8
%
114.2
%
112.8
%










106,055,223

763,747,984

869,803,207









Other liabilities in excess of other
assets(i)

-3.8
%
-14.2
%
-12.8
%










(3,889,276
)
(94,910,381
)
(98,799,657
)
























Net Assets

100.0
%
100.0
%
100.0
%










102,165,947

668,837,603

771,003,550






144A-
Security was purchased pursuant to Rule 144A under the Securities
Act of 1933
and
may not be resold subject to that rule except to qualified institutional buyers.
Unless
otherwise noted, 144A securities are deemed to liquid.


GO-General Obligation


IO-Interest Only


M.T.N.-Medium Term Notes


NR-Not Rated


TBA-Securities Purchased on a Forward Commitment Basis


TIPS-Treasury Inflation Protected Securities

(a)
Non-income producing security.

(b)
All or partial amount of security is segregated as initial margin for financial futures transactions.

(c)
Indicated a variable rate security.

(d)
Standard and Poor's Rating.

(e)
Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f)
Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden
Core Investment


Fund-Dryden Short-Term Core Bond Series and Taxable Money Market
Series.

(g)
Portion of securities on loan with an aggregate market value of $64,701,622;
cash collateral
of $67,604,022 was


received with which the Portfolio purchased highly liquid short-term investments.

(h)
Indicates a security that has been deemed illiquid.

(i)
Other liabilities in excess of other assets include net unrealized depreciation on financial futures as follows:





Open futures contracts outstanding at March 31, 2006:


Number of Contracts



Pro Forma Dryden Fund

SP Fund

Dryden
Fund

Pro Forma
Dryden
Fund

Expiration
Month

Type

Value at
March 31,
2006

Value at
Trade Date

Unrealized
Appreciation
(Depreciation)









Long Positions:









19

19

Sept. 06

90 Day
Eurodollar

$
4,499,913

$
4,505,218

$
(5,305
)


10

10

May 06

Fed Funds 30
Day

13,448,784

13,465,684

(16,900
)


34

34

July 06

Fed Funds 30
Day

3,961,984

3,963,674

(1,690
)


8

8

June 06

U.S. Long Bond

873,250

872,009

1,241



254

254

June 06

5-Yr. U.S. T-
Notes

26,527,125

26,662,008

(134,883
)

1


1

June 06

S&P 500 Index

325,825

323,287

2,538



16

16

June 06

S&P 500 Index

5,213,200

5,161,600

51,600















(103,399
)








Short Positions:









26

26

June 06

2-Yr. U.S. T-
Notes

5,300,344

5,308,808

8,464



43

43

June 06

10-Yr. U.S. T-
Notes

4,574,797

4,626,475

51,678















60,142















$
(43,257
)




















(r)    Less than $1,000 par.

The Dryden Fund does not expect that any of the investments must be sold as a result of the Reorganization.

F-41



Pro Forma Statement of Assets and Liabilities for the
Reorganization
As of March 31, 2006 (Unaudited)






Dryden

Pro Forma

Pro Forma



SP Fund

Fund

Adjustments

Dryden Fund

Assets









Investments at value, including securities on loan of (C)









Unaffiliated Investments (A)

105,872,013

619,337,402



725,209,415

Affiliated Investments (B)

183,210

144,410,707



144,593,917

Receivable for investments sold



4,838,374



4,838,374

Dividends and interest receivable

323,265

2,091,906



2,415,171

Receivable for Series shares sold

1,619,493

332,110



1,951,603

Prepaid expenses

1,891

17,162



19,053

Due from broker-variation margin

225

-

(225
)(a)
-

Interest receivable from closed swaps

-

3,135



3,135

Total assets

108,000,097

771,030,796



879,030,668











Liabilities









Payable to broker for collateral for securities on loan

-

67,604,022



67,604,022

Payable for investments purchased

3,421,117

31,927,907



35,349,024

Payable for Series shares reacquired

1,754,348

1,215,435



2,969,783

Accrued expenses and other liabilities

131,360

437,903



569,263

Payable to custodian

144,445

412,743



557,188

Management fee payable

122,849

372,971



495,820

Distribution fee payable

80,038

157,525



237,563

Transfer agent fee payable

174,635

48,885



223,520

Due to broker-variation margin

-

10,158

(225
)(a)
9,933

Interest payable from closed swaps

-

2,968



2,968

Deferred directors' fees

5,358

2,551



7,909

Outstanding call options written, at value (D)

-

125



125

Total liabilities

5,834,150

102,193,193



108,027,118

Net Assets

102,165,947

668,837,603



771,003,550











Net assets were comprised of:









Common stock, at par

7,434

48,503

(16
)(b)
55,921

Paid-in capital in excess of par

95,897,660

589,065,603

16
(b)
684,963,279



95,905,094

589,114,106



685,019,200

Undistributed net investment income

175,163

3,153,938



3,329,101

Accumulated net realized gain (loss) on
investments and financial futures
transactions

(3,333,739
)
15,596,070



12,262,331

Net unrealized appreciation on investments and financial futures contracts

9,419,429

60,973,489



70,392,918

Net assets, March 31, 2006

102,165,947

668,837,603



771,003,550




(A) Unaffiliated Investments at Cost

$
96,455,122

$
558,323,264



$
654,778,386

(B) Affiliated Investments at Cost

$
183,210

$
144,410,707



$
144,593,917

(C) Securities Loaned at Value

$
-

$
64,701,622



$
64,701,622

(D) Premiums Received for Options Written

$
-

$
5,271



$
5,271



(a) Consolidation of variation margin.
(b) Change in par amount due to Reorganization.

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

F-42




Class A









Net Assets

$
10,225,485

$
421,971,303



$
432,196,788

Shares Outstanding

742,422

30,635,331

170
(E)
31,377,923

Net asset value and redemption price per share

$
13.77

$
13.77



$
13.77

Maximum sales charge (5.50% of offering price)

0.80

0.80



0.46

Maximum offering price to public

$
14.57

$
14.57



$
14.23











Class B









Net Assets

$
2,423,164

$
64,091,968



$
66,515,132

Shares Outstanding

176,319

4,653,001

(345
)(E)
4,828,975

Net asset value, offering price and redemption price per share

$
13.74

$
13.77



$
13.77











Class C









Net Assets

$
12,996,437

$
13,510,310



$
26,506,747

Shares Outstanding

945,947

980,832

(2,124
)(E)
1,924,655

Net asset value, offering price and redemption price per share

$
13.74

$
13.77



$
13.77











Class L









Net Assets

$
14,255,483

N/A



$
14,255,483

Shares Outstanding

1,035,813

N/A

(2,058
)(E)
1,033,755

Net asset value and redemption price per share

$
13.76

N/A



$
13.79











Class M









Net Assets

$
50,018,839

N/A



$
50,018,839

Shares Outstanding

3,641,444

N/A

(8,994
)(E)
3,632,450

Net asset value and redemption price per share

$
13.74

N/A



$
13.77











Class R









Net Assets

N/A

$
234,457



$
234,457

Shares Outstanding

N/A

17,003

N/A

17,003

Net asset value, offering price and redemption price per share

N/A

$
13.79



$
13.79











Class X









Net Assets

$
12,246,539

N/A



$
12,246,539

Shares Outstanding

892,176

N/A

(2,812
)(E)
889,364

Net asset value, offering price and redemption price per share

$
13.73

N/A



$
13.77











Class Z









Net Assets

N/A

$
169,029,565



$
169,029,565

Shares Outstanding

N/A

12,216,794

N/A

12,216,794

Net asset value, offering price and redemption price per share

N/A

$
13.84



$
13.84



(E) Represents the difference between total additional shares to be issued (see note 2 of Notes to Pro-Forma
Financial Statement) of the current Dryden Fund shares outstanding and rounding of net asset value.

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

F-43



Pro Forma Statement of Operations for the Reorganization
For the Period Ended March 31, 2006 (Unaudited)






Dryden

Pro Forma

Pro Forma

Net Investment Income

SP Fund

Fund

Adjustments

Dryden Fund

Income









Unaffiliated dividends

1,112,347

7,970,126



9,082,473

Foreign withholding taxes

(65
)
(1,645
)


(1,710
)
Interest

2,032,610

7,754,494



9,787,104

Affiliated dividend income

808

2,901,306



2,902,114

Income from securities loaned, net

5,036

149,844



154,880

Total income

3,150,736

18,774,125

-

21,924,861











Expenses









Management fee (b)

848,389

4,460,255

(113,118
)(a)
5,195,526

Distribution fee-Class A

22,151

1,055,908



1,078,059

Distribution fee-Class B

21,282

763,990



785,272

Distribution fee-Class C

146,925

137,690



284,615

Distribution fee-Class L

83,443

-



83,443

Distribution fee-Class M

572,703

-



572,703

Distribution fee-Class R

-

275



275

Distribution fee-Class X

134,561

-



134,561

Interest expense

823

-



823

Transfer agent's fees and expenses

339,000

858,000

(63,000
)(a)
1,134,000

Custodian's fees and expenses (b)

100,000

144,000

(48,000
)(a)
196,000

Reports to shareholders

24,000

100,000

(7,000
)(a)
117,000

Legal fees and expenses

49,000

72,000

(40,000
)(a)
81,000

Registration fees

52,000

47,000

(26,000
)(a)
73,000

Directors' fees

13,000

25,000

(7,100
)(a)
30,900

Audit fee

22,000

22,000

(20,000
)(a)
24,000

Miscellaneous

67,348

47,022

(32,000
)(a)
82,370

Total expenses

2,496,625

7,733,140

(356,218
)
9,873,547

Less: Advisory Fee Waivers
and Expense
Reimbursements (b)

(209,767
)
-

(10,634
)
(220,401
)
Net expenses

2,286,858

7,733,140

(366,852
)
9,653,146

Net investment income

863,878

11,040,985

366,852

12,271,715











Realized And Unrealized Gain
(Loss) On Investments and
Foreign Currencies









Net realized gain (loss) on:









Investment transactions

7,272,270

43,000,851



50,273,121

Financial futures transactions

30,536

(617,474
)


(586,938
)
Foreign Currencies

42,066

-



42,066

Options written

-

1,360



1,360

Swaps

-

(48,265
)


(48,265
)


7,344,872

42,336,472



49,681,344

Net change in unrealized
appreciation (depreciation) on:









Investments

(1,348,543
)
5,175,338



3,826,795

Financial futures contracts

9,926

(41,614
)


(31,688
)
Foreign Currencies

(8
)
-



(8
)
Options written

-

5,146



5,146



(1,338,625
)
5,138,870



3,800,245

Net gain on investments

6,006,247

47,475,342



53,481,589

Net Increase In Net Assets
Resulting From Operations

6,870,125

58,516,327

366,852

65,753,304



(a)           Assumes savings on fund expenses due to
Reorganization.
(b) Amounts have been restated to reflect current fee rates and related impact on expense ratio/subsidy.

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

F-44



SP Fund and
Dryden Fund Transactions
Notes to Pro-Forma Financial Statements
(unaudited)

1. Basis of Combination - The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at March 31, 2006 and the related Pro-Forma
Statement of Operations ("Pro-Forma Statements") for the year ended March 31, 2006, reflect the accounts of Dryden Active
Allocation Fund (the "acquiring" fund) and SP Balanced Fund
(the "target" fund) each a "Fund."

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of SP Balanced Fund in exchange for shares in Dryden Active Allocation Fund. The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2. Shares of Beneficial Interest - The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M and X shares of Dryden Active Allocation Fund, which would have been issued on March 31, 2006 in connection with the proposed reorganization. Shareholders of SP Balanced Fund would become shareholders of Dryden Active Allocation Fund, receiving shares of Dryden Active Allocation Fund equal to the value of their holdings in SP Balanced Fund. The amount of additional shares assumed to be issued has been calculated based on the March 31, 2006 net assets of SP Balanced Fund and Dryden Active Allocation Fund, the net asset value per share of as follows:


Dryden Active Allocation Fund



Target
Fund's
Net Assets

Per Share

Additional Shares Issued



3/31/2006

3/31/2006

Class A

742,592

$
10,225,485

$
13.77

Class B

175,974

$
2,423,164

$
13.77

Class C

943,823

$
12,996,437

$
13.77

Class L

1,033,755

$
14,255,483

$
13.79

Class M

3,632,450

$
50,018,839

$
13.77

Class X

889,364

$
12,246,539

$
13.77


3. Pro-Forma Operations - The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden Active Allocation Fund at the combined level of average net assets for the twelve months ended March 31, 2006. The
Pro- Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4. Security Valuation - Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price.
Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadvisor, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an

F-45



asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security's foreign market and before the Funds'
normal pricing time, are valued at fair value in accordance with the Board of Directors' approved fair valuation procedures.
When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the price used by other mutual
funds to calculate their net asset values.    Investments in mutual
funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

5. Estimates - The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

6. Taxes - For Federal income tax purposes, the acquiring fund and each of the target funds is treated as a separate taxpaying entity. It is each Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. SP Balanced Fund had a capital loss carryforward of approximately $5,206,000 as of October 31, 2005, all of which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.

F-46



PART C
OTHER INFORMATION

ITEM 15. INDEMNIFICATION

As permitted by Section 17(h) and (i) of the Investment
Company Act of 1940, as amended (the 1940 Act), and the Maryland General Corporation Law, and pursuant to Article VI of the Company's Amended and Restated Articles of Incorporation and
Article V of the Company's Amended and Restated By-Laws
(Exhibit (b) to the Registration Statement), the Company shall indemnify present and former directors and officers and, to the extent authorized by the Company's Board of Directors, employees and agents, against judgments, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or
(ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement
(Exhibit (e)(1) to the Registration Statement), Prudential
Investment
Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and
Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 8 of each Management Agreement (Exhibits (d)(1), (3),
(5) and (6) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(2), (4), (7)(ii) and (8) to the Registration Statement) limit the liability of Prudential Investments
LLC (PI), Jennison Associates LLC (Jennison), Prudential
Investment Management, Inc. and Quantitative Management
Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Amended and Restated Articles of Incorporation, Amended and Restated By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal

C-1



underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its Amended and Restated Articles of Incorporation and its Amended and Restated By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

(1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3) Such promise must be secured by a surety bond or other suitable insurance; and

(4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 16. EXHIBITS

(1) (A) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective
Amendment No. 1 to the Registration Statement on Form N-1A (File
No. 33-61997) filed via EDGAR on February 14, 1996.

(B)  Articles Supplementary, incorporated by reference to
Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on
December 6, 1996.

(C) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via
EDGAR on December 6, 1996.

(D)  Articles Supplementary, incorporated by reference to
Exhibit 1(d) to the Registration Statement on Form N-14 (File
No. 333-38087) filed via EDGAR on October 17, 1997.

(E)  Articles of Amendment, incorporated by reference to
Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on
June 11, 1998.

(F)  Articles Supplementary, incorporated by reference to
Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on
November 27, 1998.

(G) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N-14 (File
No. 333-41790) filed via EDGAR on July 20, 2000.

(H) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
EDGAR on December 8, 2000.

(I) Articles of Amendment, incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
EDGAR on December 3, 2003.

(J) Articles Supplementary, incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 21 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
EDGAR on December 3, 2003.

(K) Articles Supplementary, incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 24 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
EDGAR on February 26, 2004.

(L) Articles Supplementary, incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 26 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
EDGAR on November 23, 2004.

C-2



(M) Form of Articles Supplementary. *

(2) Amended and Restated By-laws dated November 16, 2004, incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(3) Not Applicable.

(4) The form of Plan of Reorganization for the reorganization of Strategic Partners Balanced Fund and Dryden Active Allocation
Fund is included as Exhibit A to the Joint Prospectus and Proxy
Statement contained in this Registration Statement.

(5) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A
(File No. 33-61997) filed via EDGAR on August 22, 1995.

(6) (A) (i) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Jennison Growth Fund, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(ii)  New Fee Schedule as of May 25, 2004.

(B) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., with respect to Jennison Growth Fund and Jennison Equity Opportunity Fund, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(C) Amended and Restated Management Agreement between the
Registrant and Prudential Investments Fund Management LLC with respect to Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 17 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
EDGAR on September 27, 2001

(D) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(4) to Post-
Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(E) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Jennison Equity Opportunity Fund, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(F) Management Agreement between The Prudential Investment
Portfolios, Inc. and Prudential Investments LLC., incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(G) (i)  Subadvisory Agreement between Prudential Investments
LLC and Quantitative Management, a division of Prudential
Investment Management, Inc., with respect to the JennisonDryden
Asset Allocation Funds, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 23 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
EDGAR on February 17, 2004.

(ii)  Amendment to Subadvisory Agreement between
Prudential Investments LLC and Quantitative Management, a division of Prudential Investment Management, Inc, incorporated by reference to Exhibit (d)(7)(ii) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(H) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC, incorporated by reference to Exhibit (D)(8) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(7) (A) Amended and Restated Distribution Agreement between the
Registrant and Prudential Investment Management Services LLC. *

C-3



(B) Form of Selected Dealer Agreement, incorporated by reference to
Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on
June 11, 1998.

(8) Not Applicable.

(9) (A) Custodian Contract dated June 6, 2005, incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(10) (A) Amended and Restated Distribution and Service Plan for
Class A shares dated June 1, 1998, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 22 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
Edgar on December 5, 2003.

(B) Amended and Restated Distribution and Service Plan for Class B shares dated June 1, 1998, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 22 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
Edgar on December 5, 2003.

(C) Amended and Restated Distribution and Service Plan for Class C shares dated June 1, 1998, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 22 to the
Registration Statement on Form N-1A (File No. 33-61997) filed via
Edgar on December 5, 2003.

(D) Distribution and Service Plan for Class R Shares dated
November 19, 2003, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 26 to the Registration Statement on
Form N-1A (File No. 33-61997) filed via EDGAR on November 23,
2004.

(E) Form of Distribution and Service Plan for Class L shares for the Fund with Prudential Investment Management Services LLC. *

(F) Form of Distribution and Service Plan for Class M shares for the Fund with Prudential Investment Management Services LLC. *

(G) Form of Distribution and Service Plan for Class X shares for the Fund with Prudential Investment Management Services LLC. *

(H) Form of Distribution and Service Plan for New Class X shares for the Fund with Prudential Investment Management Services LLC.
*

(I) Rule 12b-1 Fee Waiver for Class A and R Shares, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(J) Form of Amended and Restated Rule 18f-3 Plan. *

(11) Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered. *

(12) Form of Opinion and consent of counsel supporting tax matters and consequences to shareholders. *

(13) (A) Transfer Agency and Service Agreement between the
Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

(B) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

(C) Amendment to Transfer Agency Agreement dated September 4,
2002, incorporated by reference to Exhibit h(3) to Post-Effective
Amendment No. 21 to the Registration Statement on Form N-1A
(File No. 33-61997) filed via EDGAR on December 3, 2003.

C-4



(14) (A) Consent of KPMG LLP, independent registered public accounting firm, for the Registrant. *

(B) Consent of KPMG LLP, independent registered public accounting firm, for Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Balanced Fund. *

(15) Not Applicable.

(16) Power of attorney. Attached as Signature Page.

(17) (A) Form of voting instruction card for shareholders of Strategic
Partners Balanced Fund. *

(B) Form of proxy solicitation material being sent to shareholders of
Strategic Partners Balanced Fund. *


* Filed herewith.

ITEM 17. UNDERTAKINGS

Not applicable.

C-5



SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 4th day of August 2006.



THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.



By:
/s/ Judy A. Rice


Judy A. Rice, President

Each person whose signature appears below hereby authorizes
Claudia DiGiacomo, Deborah A. Docs, Katherine P. Feld, Kathryn
C. Quirk, John P. Schwartz and Jonathan D. Shain, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration
Statement (including pre and post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange
Commission.

Pursuant to the requirements of the Securities Act, this Registration
Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature

Title




/s/ Linda W. Bynoe


Director
August 4,
2
0
0
6
Linda W. Bynoe









/s/ David E.A. Carson


Director
August 4,
2
0
0
6
David E.A. Carson









/s/ Robert G. LaBlanc


Director
August 4,
2
0
0
6
Robert G. LaBlanc









/s/ Robert F. Gunia


Director
August 4,
2
0
0
6
Robert F. Gunia









/s/ Douglas H.
McCorkindale


Director
August 4,
2
0
0
6
Douglas H. McCorkindale









/s/ Richard A. Redeker


Director
August 4,
2
0
0
6
Richard A. Redeker









/s/ Judy A. Rice


Director and President (Principal Executive Officer)
August 4,
2
0
0
6
Judy A. Rice









/s/ Robin B. Smith


Director
August 4,
2
0
0
6
Robin B. Smith









/s/ Stephen G. Stoneburn


Director
August 4,
2
0
0
6
Stephen G. Stoneburn









/s/ Clay T. Whitehead


Director
August 4,
2
0
0
6
Clay T. Whitehead









/s/ Grace C. Torres


Treasurer (Principal Financial and Accounting
Officer)
August 4,
2
0
0
6
Grace C. Torres





C-6



THE PRUDENTIAL INVESTMENT PORTFOLIO, INC.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX


Exhibit No.

Description
(1)(M)

Form of Articles Supplementary.
(7)(A)

Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management
Services LLC.
(10)(E)

Form of Distribution and Service Plan for Class L shares for the Fund with Prudential Investment Management
Services LLC.
(10)(F)

Form of Distribution and Service Plan for Class M shares for the Fund with Prudential Investment Management
Services LLC.
(10)(G)

Form of Distribution and Service Plan for Class X shares for the Fund with Prudential Investment Management
Services LLC.
(10)(H)

Form of Distribution and Service Plan for New Class X shares for the Fund with Prudential Investment
Management Services LLC.
(10)(J)

Form of Amended and Restated Rule 18f-3 Plan.
(11)

Opinion and consent of DLA Piper Rudnick Gray Cary
US LLP as to the legality of the securities being
registered.
(12)

Form of Opinion and consent of Counsel supporting tax matters and consequences to shareholders.
(14)(A)

Consent of KPMG LLP, independent registered public accounting firm, for the Registrant.
(14)(B)

Consent of KPMG LLP, independent registered public accounting firm, for Strategic Partners Mutual Funds,
Inc., on behalf of Strategic Partners Balanced Fund.
(17)(A)

Form of voting instruction card for shareholders of Strategic Partners Balanced Fund.
(17)(B)

Form of proxy solicitation material being sent to shareholders of Strategic Partners Balanced Fund.




Exhibit 99.(1)(M)

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC., a Maryland corporation (the " Corporation "), having its principal office in Baltimore City, Maryland, hereby certifies to the State
Department of Assessments and Taxation of Maryland that:

FIRST:                                 Pursuant to authority
expressly vested in
the Board of Directors of the Corporation by Article IV, Section 2 of the charter of the Corporation (the " Charter "), the Board of Directors has duly reclassified the authorized but unissued shares of common stock par value $.001 per share, of Dryden Active Allocation Fund amongst Class A Common Stock, Class B Common Stock, Class C Common Stock, Class L Common Stock, Class M
Common Stock, Class R Common Stock, Class X Common Stock,
New Class X Common Stock and Class Z Common Stock of Dryden
Active Allocation Fund, as set forth in these Articles
Supplementary.

SECOND:                 Prior to the reclassification authorized by
these Articles Supplementary, the total number of shares of all classes and series of stock which the Corporation has authority to issue is 6,250,000,000 shares of Common Stock, par value $.001 per share, having an aggregate par value of $6,250,000, classified and designated as follows:


Jennison Growth Fund



Class A Common Stock

208,333,334 shares

Class B Common Stock

208,333,334 shares

Class C Common Stock

208,333,333 shares

Class I Common Stock

208,333,333 shares

Class R Common Stock

208,333,333 shares

Class Z Common Stock

208,333,333 shares

Total

1,250,000,000 shares

Jennison Equity Opportunity Fund



Class A Common Stock

200,000,000 shares

Class B Common Stock

200,000,000 shares

Class C Common Stock

200,000,000 shares

Class R Common Stock

200,000,000 shares

Class Z Common Stock

200,000,000 shares

Total

1,000,000,000 shares






Dryden Active Allocation Fund



Class A Common Stock

200,000,000 shares

Class B Common Stock

200,000,000 shares

Class C Common Stock

200,000,000 shares

Class R Common Stock

200,000,000 shares

Class Z Common Stock

200,000,000 shares

Total

1,000,000,000
shares





JennisonDryden Conservative Allocation
Fund



Class A Common Stock

250,000,000 shares

Class B Common Stock

250,000,000 shares

Class C Common Stock

250,000,000 shares

Class Z Common Stock

250,000,000 shares

Total

1,000,000,000
shares





JennisonDryden Moderate Allocation Fund



Class A Common Stock

250,000,000 shares

Class B Common Stock

250,000,000 shares

Class C Common Stock

250,000,000 shares

Class Z Common Stock

250,000,000 shares

Total

1,000,000,000
shares





JennisonDryden Growth Allocation Fund



Class A Common Stock

250,000,000 shares

Class B Common Stock

250,000,000 shares

Class C Common Stock

250,000,000 shares

Class Z Common Stock

250,000,000 shares

Total

1,000,000,000
shares


THIRD:   As reclassified hereby, the total number of shares
of all classes and series of stock which the Corporation has authority to issue is 6,250,000,000 shares of Common Stock, par value $.001 per share, having an aggregate par value of $6,250,000, classified and designated as follows:


Jennison Growth Fund



Class A Common Stock

208,333,334 shares

Class B Common Stock

208,333,334 shares

Class C Common Stock

208,333,333 shares

Class I Common Stock

208,333,333 shares

Class R Common Stock

208,333,333 shares

Class Z Common Stock

208,333,333 shares

Total

1,250,000,000 shares






Jennison Equity Opportunity Fund



Class A Common Stock

200,000,000 shares

Class B Common Stock

200,000,000 shares

Class C Common Stock

200,000,000 shares

Class R Common Stock

200,000,000 shares

Class Z Common Stock

200,000,000 shares

Total

1,000,000,000
shares





Dryden Active Allocation Fund



Class A Common Stock

200,000,000 shares

Class B Common Stock

125,000,000 shares

Class C Common Stock

125,000,000 shares

Class L Common Stock

125,000,000 shares

Class M Common Stock

125,000,000 shares

Class R Common Stock

75,000,000 shares

Class X Common Stock

75,000,000 shares

New Class X Common Stock

75,000,000 shares

Class Z Common Stock

75,000,000 shares

Total

1,000,000,000
shares





JennisonDryden Conservative Allocation
Fund



Class A Common Stock

250,000,000 shares

Class B Common Stock

250,000,000 shares

Class C Common Stock

250,000,000 shares

Class Z Common Stock

250,000,000 shares

Total

1,000,000,000
shares





JennisonDryden Moderate Allocation Fund



Class A Common Stock

250,000,000 shares

Class B Common Stock

250,000,000 shares

Class C Common Stock

250,000,000 shares

Class Z Common Stock

250,000,000 shares

Total

1,000,000,000
shares





JennisonDryden Growth Allocation Fund



Class A Common Stock

250,000,000 shares

Class B Common Stock

250,000,000 shares

Class C Common Stock

250,000,000 shares

Class Z Common Stock

250,000,000 shares

Total

1,000,000,000
shares


FOURTH:                                          The terms of the
shares of
Class L
Common Stock, Class M Common Stock, Class X Common Stock and New Class X Common Stock of the Fund as set by the Board of Directors, including preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, are as follows:

(a)                                   Except as set forth in Article
IV, Section
1 of
the Charter or as set forth in these Articles Supplementary, each share of Class L Common Stock, Class M Common Stock, Class X
Common Stock and New Class X Common Stock of the Fund shall represent the same proportionate interest in the Corporation and have identical voting, dividend, liquidation and other rights as each share of Common Stock of the Corporation.




(b)                                  Notwithstanding anything in the
Charter to
the contrary:

(i)  The shares of Class L Common Stock,
Class M Common Stock, Class X Common Stock and New
Class X Common Stock may be issued and sold subject to such different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940 and the rules adopted by the National Association of Securities
Dealers, Inc.

(ii) Except as otherwise provided hereinafter, on or about the calendar quarter occurring after:

(A) the eighth anniversary of the day on which shares of Class M Common Stock were purchased by a holder thereof, such shares (including that number of shares of Class M Common Stock purchased through the reinvestment of dividends or other distributions or capital gains paid on all shares of Class M Common Stock (" Class M
Dividend Shares ") held by such holder multiplied by a fraction, the numerator of which is the number of shares of Class M Common Stock other than Class M Dividend Shares to be converted on the conversion date and the denominator of which is the aggregate number of shares of Class M
Common Stock other than Class M Dividend
Shares held by such holder) shall automatically convert to shares of Class A Common Stock on the basis of the respective net asset values of the shares of Class M Common Stock and the shares of Class A Common Stock on the conversion date;

(B) the eighth anniversary of the day on which shares of Class X Common Stock were purchased by a holder thereof, such shares (including that number of shares of Class X Common Stock purchased through the reinvestment of dividends or other distributions or capital gains paid on all shares of Class X Common Stock (" Class X
Dividend Shares ") held by such holder multiplied by a fraction, the numerator of which is the number of shares of Class X Common Stock other than Class X Dividend Shares to be converted on the conversion date and the denominator of which is the aggregate number of shares of Class X
Common Stock other than Class X Dividend
Shares held by such holder) shall automatically convert to shares of Class A Common Stock on the basis of the respective net asset values of the shares of Class X Common Stock and the shares of Class A Common Stock on the conversion date;
and

(C)  on the tenth anniversary of the day on
which shares of New Class X Common Stock were purchased by a holder thereof, such shares
(including that number of shares of New Class X
Common




Stock purchased through the reinvestment of dividends or other distributions or capital gains paid on all shares of New Class X Common Stock
(" New Class X Dividend Shares ") held by such holder multiplied by a fraction, the numerator of which is the number of shares of New Class X
Common Stock other than New Class X Dividend
Shares to be converted on the conversion date and the denominator of which is the aggregate number of shares of New Class X Common Stock other than New Class X Dividend Shares held by such holder) shall automatically convert to shares of Class A Common Stock on the basis of the respective net asset values of the shares of New
Class X Common Stock and the shares of Class A
Common Stock on the conversion date;

provided, however , that conversion of shares of Class M Common Stock, Class X Common Stock or New Class X Common Stock represented by stock certificates shall be subject to tender of certificate.

(iv)  The shares of Class L Common Stock, Class M
Common Stock, Class X Common Stock and New Class X Common
Stock may have such different exchange rights as the Board of Directors shall provide in compliance with the Investment Company
Act of 1940.

FIFTH:          The terms of the shares of Class A Common
Stock, Class B Common Stock, Class C Common Stock, Class R
Common Stock and Class Z Common Stock (including, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption) are as provided in Article IV of the Charter and remain unchanged by these Articles Supplementary.

SIXTH:       These Articles Supplementary shall become
effective upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF , DRYDEN ACTIVE
ALLOCATION FUND has caused these presents to be signed in its name and on its behalf by its President and witnessed by its
Secretary
on                    , 2006.



WITNESS:
DRYDEN ACTIVE ALLOCATION FUND






By:


Deborah A. Docs,

Judy A. Rice ,

Secretary

President







THE UNDERSIGNED, President of DRYDEN ACTIVE
ALLOCATION FUND, who executed on behalf of the Corporation the foregoing Articles Supplementary which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of her knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.






Judy A. Rice, President




Exhibit 99(7)(A)

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Dryden Active Allocation Fund

Form of Amended and Restated Distribution Agreement

Agreement made as of              , 2006, between The
Prudential Investment Portfolios, Inc. on behalf of Dryden Active
Allocation Fund (the Fund), and Prudential Investment Management
Services LLC, a Delaware limited liability company (the
Distributor).

WITNESSETH

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the Investment
Company Act), as a diversified, open-end, management investment company and it is in the interest of the Fund to offer its shares for sale continuously;

WHEREAS, the shares of the Fund may be divided into classes and/or series (all such shares being referred to herein as
Shares) and the Fund currently is authorized to offer Class A, Class B, Class C, Class R, Class L, Class M, Class X, New Class X and
Class Z Shares;

WHEREAS, the Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is engaged in the business of selling shares of registered investment companies either directly or through other broker-dealers;

WHEREAS, the Fund and the Distributor wish to enter into an agreement with each other, with respect to the continuous offering of the Fund's Shares from and after the date hereof in order to promote the growth of the Fund and facilitate the distribution of its Shares; and

WHEREAS, the Fund has adopted a plan (or plans) of distribution pursuant to Rule 12b-1 under the Investment
Company Act with respect to certain of its classes and/or series of Shares (the Plans) authorizing payments by the Fund to the Distributor with respect to the distribution of such classes and/or series of Shares and the maintenance of related shareholder accounts.

NOW, THEREFORE, the parties agree as follows:

Section 1.  Appointment of the Distributor

The Fund hereby appoints the Distributor as the principal underwriter and distributor of the Shares of the Fund to sell
Shares to the public on behalf of the Fund and the Distributor hereby accepts such appointment and agrees to act hereunder. The Fund hereby agrees during the term of this Agreement to sell Shares of the
Fund through the Distributor on the terms and conditions set forth below.




Section 2.  Exclusive Nature of Duties

The Distributor shall be the exclusive
representative of the Fund to act as principal underwriter and distributor of the Fund's Shares, except that:

2.1 The exclusive rights granted to the Distributor to sell Shares of the Fund shall not apply to Shares of the Fund issued in connection with the merger or consolidation of any other investment company or personal holding company with the Fund or the acquisition by purchase or otherwise of all (or substantially all) the assets or the outstanding shares of any such company by the Fund.

2.2 Such exclusive rights shall not apply to Shares issued by the Fund pursuant to reinvestment of dividends or capital gains distributions or through the exercise of any conversion feature or exchange privilege.

2.3 Such exclusive rights shall not apply to Shares issued by the Fund pursuant to the reinstatement privilege afforded redeeming shareholders.

2.4 Such exclusive rights shall not apply to purchases made through the Fund's transfer and dividend disbursing agent in the manner set forth in the currently effective Prospectus of the Fund. The term "Prospectus" shall mean the Prospectus and Statement of Additional Information included as part of the Fund's Registration Statement, as such Prospectus and Statement of Additional Information may be amended or supplemented from time to time, and the term "Registration Statement" shall mean the Registration Statement filed by the Fund with the Securities and Exchange Commission and effective under the Securities Act of 1933, as amended (Securities Act), and the Investment Company
Act, as such Registration Statement is amended from time to time.

Section 3.  Purchase of Shares from the Fund

3.1 The Distributor shall have the right to buy from the Fund on behalf of investors the Shares needed, but not more than the Shares needed (except for clerical errors in transmission) to fill unconditional orders for Shares placed with the Distributor by investors or registered and qualified securities dealers and other financial institutions (selected dealers).

3.2 The Shares shall be sold by the Distributor on behalf of the Fund and delivered by the Distributor or selected dealers, as described in Section 6.4 hereof, to investors at the offering price as set forth in the Prospectus.

3.3 The Fund shall have the right to suspend the sale of any or all classes and/or series of its Shares at times when redemption is suspended pursuant to the conditions in Section 4.3 hereof or at such other times as may be determined by the

2



Board. The Fund shall also have the right to suspend the sale of any or all classes and/or series of its Shares if a banking moratorium shall have been declared by federal or New Jersey authorities.

3.4 The Fund, or any agent of the Fund designated in writing by the Fund, shall be promptly advised of all purchase orders for Shares received by the Distributor. Any order may be rejected by the Fund; provided, however, that the Fund will not arbitrarily or without reasonable cause refuse to accept or confirm orders for the purchase of Shares. The Fund (or its agent) will confirm orders upon their receipt, will make appropriate book entries and upon receipt by the Fund (or its agent) of payment therefor, will deliver deposit receipts for such Shares pursuant to the instructions of the Distributor. Payment shall be made to the Fund in New York Clearing House funds or federal funds. The Distributor agrees to cause such payment and such instructions to be delivered promptly to the Fund (or its agent).

Section 4.  Repurchase or Redemption of Shares by the Fund

4.1  Any of the outstanding Shares may be
tendered for redemption at any time, and the Fund agrees to repurchase or redeem the Shares so tendered in accordance with its Declaration of Trust as amended from time to time, and in accordance with the applicable provisions of the Prospectus. The price to be paid to redeem or repurchase the Shares shall be equal to the net asset value determined as set forth in the Prospectus. All payments by the Fund hereunder shall be made in the manner set forth in Section 4.2 below.

4.2 The Fund shall pay the total amount of the redemption price as defined in the above paragraph pursuant to the instructions of the Distributor on or before the seventh day subsequent to its having received the notice of redemption in proper form. The proceeds of any redemption of Shares shall be paid by the Fund as follows: (i) in the case of Shares subject to a contingent deferred sales charge, any applicable contingent deferred sales charge shall be paid to the Distributor, and the balance shall be paid to or for the account of the redeeming shareholder, in each case in accordance with applicable provisions of the Prospectus; and (ii) in the case of all other Shares, proceeds shall be paid to or for the account of the redeeming shareholder, in each case in accordance with applicable provisions of the Prospectus.

4.3 Redemption of any class and/or series of Shares or payment may be suspended at times when the New York
Stock Exchange is closed for other than customary weekends and holidays, when trading on said Exchange is restricted, when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

3



Section 5.  Duties of the Fund

5.1 Subject to the possible suspension of the sale of Shares as provided herein, the Fund agrees to sell its Shares so long as it has Shares of the respective class and/or series available.

5.2 The Fund shall furnish the Distributor copies of all information, financial statements and other papers which the Distributor may reasonably request for use in connection with the distribution of Shares, and this shall include one certified copy, upon request by the Distributor, of all financial statements prepared for the
Fund by independent public accountants. The Fund shall make available to the Distributor such number of copies of its Prospectus and annual and interim reports as the Distributor shall reasonably request.

5.3 The Fund shall take, from time to time, but subject to the necessary approval of the Board and the shareholders, all necessary action to register the same under the Securities Act, to the end that there will be available for sale such number of Shares as the Distributor reasonably may expect to sell. The Fund agrees to file from time to time such amendments, reports and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, or necessary in order that there will be no omission to state a material fact in the Registration Statement which omission would make the statements therein misleading.

5.4 The Fund shall use its best efforts to notify such states as the Distributor and the Fund may approve of its intention to sell any appropriate number of its Shares; provided that the Fund shall not be required to amend its Declaration of Trust or By-Laws to comply with the laws of any state, to maintain an office in any state, to change the terms of the offering of its Shares in any state from the terms set forth in its Registration Statement, to qualify as a foreign corporation in any state or to consent to service of process in any state other than with respect to claims arising out of the offering of its Shares. Any such notification may be withheld, terminated or withdrawn by the Fund at any time in its discretion. As provided in Section 9 hereof, the expense of notification and maintenance of notification shall be borne by the Fund. The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such notifications.

4



Section 6.  Duties of the Distributor

6.1 The Distributor shall devote reasonable time and effort to effect sales of Shares, but shall not be obligated to sell any specific number of Shares. Sales of the Shares shall be on the terms described in the Prospectus. The Distributor may enter into like arrangements with other investment companies. The Distributor shall compensate the selected dealers as set forth in the Prospectus.

6.2 In selling the Shares, the Distributor shall use its best efforts in all respects duly to conform with the requirements of all federal and state laws relating to the sale of such securities.
Neither the Distributor nor any selected dealer nor any other person is authorized by the Fund to give any information or to make any representations, other than those contained in the Registration
Statement or Prospectus and any sales literature approved by appropriate officers of the Fund.

6.3  The Distributor shall adopt and follow
procedures for the confirmation of sales to investors and selected dealers, the collection of amounts payable by investors and selected dealers on such sales and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of Securities Exchange Act Rule 10b-10 and the rules of the National Association of Securities Dealers, Inc. (NASD).

6.4 The Distributor shall have the right to enter into selected dealer agreements with registered and qualified securities dealers and other financial institutions of its choice for the sale of Shares, provided that the Fund shall approve the forms of such agreements. Within the United States, the Distributor shall offer and sell Shares only to such selected dealers as are members in good standing of the NASD or are institutions exempt from registration under applicable federal securities laws. Shares sold to selected dealers shall be for resale by such dealers only at the offering price determined as set forth in the Prospectus.

Section 7.  Payments to the Distributor

7.1 With respect to classes and/or series of Shares which impose a front-end sales charge, the Distributor shall receive and may retain any portion of any front-end sales charge which is imposed on such sales and not reallocated to selected dealers as set forth in the Prospectus, subject to the limitations of Rule 2830 of the
Conduct Rules of the NASD. Payment of these amounts to the Distributor is not contingent upon the adoption or continuation of any applicable Plans.

7.2 With respect to classes and/or series of Shares which impose a contingent deferred sales charge, the Distributor shall receive and may retain any contingent deferred sales charge which is imposed on such sales as set forth in the Prospectus, subject to the limitations of Rule 2830 of the Conduct Rules of the NASD. Payment of these amounts to the Distributor is not contingent upon the adoption or

5



continuation of any Plan.

Section 8.  Payment of the Distributor under the Plan

8.1 The Fund shall pay to the Distributor as compensation for services under any Plans adopted by the Fund and this Agreement a distribution and service fee with respect to the Fund's classes and/or series of Shares as described in each of the Fund's respective Plans and this Agreement.

8.2 So long as a Plan or any amendment thereto is in effect, the Distributor shall inform the Board of the commissions and account servicing fees with respect to the relevant class and/or series of Shares to be paid by the Distributor to account executives of the Distributor and to broker-dealers, financial institutions and investment advisers which have dealer agreements with the Distributor. So long as a Plan (or any amendment thereto) is in effect, at the request of the Board or any agent or representative of the Fund, the Distributor shall provide such additional information as may reasonably be requested concerning the activities of the Distributor hereunder and the costs incurred in performing such activities with respect to the relevant class and/or series of Shares.

Section 9.  Allocation of Expenses

The Fund shall bear all costs and expenses of the continuous offering of its Shares (except for those costs and expenses borne by the Distributor pursuant to a Plan and subject to the requirements of Rule 12b-1 under the Investment Company Act), including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of any required Registration Statements and/or Prospectuses under the Investment Company Act or the Securities Act, and all amendments and supplements thereto, and preparing and mailing annual and periodic reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such Registration Statements, Prospectuses, annual or periodic reports or proxy materials). The Fund shall also bear the cost of expenses of making notice filings for the Shares for sale, and, if necessary or advisable in connection therewith, of qualifying the Fund as a broker or dealer, in such states of the United States or other jurisdictions as shall be selected by the
Fund and the Distributor pursuant to Section 5.4 hereof and the cost and expense payable to each such state for continuing notification therein until the Fund decides to discontinue such notification pursuant to Section 5.4 hereof. As set forth in Section 8 above, the
Fund shall also bear the expenses it assumes pursuant to any Plan, so long as such Plan is in effect.

Section 10.  Indemnification

10.1 The Fund agrees to indemnify, defend and hold the Distributor, its

6



officers and directors and any person who controls the Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Distributor, its officers, members or any such controlling person may incur under the Securities Act, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished by the Distributor to the Fund for use in the Registration Statement or Prospectus; provided, however, that this indemnity agreement shall not inure to the benefit of any such officer, member or controlling person unless a court of competent jurisdiction shall determine in a final decision on the merits, that the person to be indemnified was not liable by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement (disabling conduct), or, in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnified person was not liable by reason of disabling conduct, by (a) a vote of a majority of a quorum of directors or directors who are neither "interested persons" of the
Fund as defined in Section 2(a)(19) of the Investment Company Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The Fund's agreement to indemnify the Distributor, its officers and members and any such controlling person as aforesaid is expressly conditioned upon the Fund's being promptly notified of any action brought against the Distributor, its officers or members, or any such controlling person, such notification to be given by letter or telegram addressed to the Fund at its principal business office.
The
Fund agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issue and sale of any Shares.

10.2 The Distributor agrees to indemnify, defend and hold the Fund, its officers and directors and any person who controls the Fund, if any, within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Fund, its officers and directors or any such controlling person may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its directors or officers or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished by the Distributor to the Fund for use in the
Registration Statement or Prospectus or shall arise out of or be based upon any alleged

7



omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. The Distributor's agreement to indemnify the Fund, its officers and directors and any such controlling person as aforesaid, is expressly conditioned upon the Distributor's being promptly notified of any action brought against the Fund, its officers and directors or any such controlling person, such notification being given to the Distributor at its principal business office.

Section 11.  Duration and Termination of this Agreement

11.1 This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date hereof and thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, and
(b) by the vote of a majority of those directors who are not parties to this Agreement or interested persons of any such parties and who have no direct or indirect financial interest in this Agreement or in the operation of any of the Fund's Plans or in any agreement related thereto (Independent directors), cast in person at a meeting called for the purpose of voting upon such approval.

11.2  This Agreement may be terminated at any
time, without the payment of any penalty, by a majority of the independent directors or by vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, or by the Distributor, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

11.3  The terms "affiliated person," "assignment,"
"interested person" and "vote of a majority of the outstanding voting securities", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

Section 12.  Amendments to this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, and
(b) by
the vote of a majority of the independent directors cast in person at a meeting called for the purpose of voting on such amendment.

Section 13.  Separate Agreement as to Classes and/or Series

The amendment or termination of this Agreement with respect to any class and/or series shall not result in the amendment or termination of this Agreement

8



with respect to any other class and/or series unless explicitly so provided.

Section 14.  Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of
New Jersey as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New Jersey, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year above written.




Prudential Investment Management Services LLC



By:




Name:


Title:





The Prudential Investment Portfolios, Inc.



By:




Name:


Title:

9


Exhibit 99(10)(E)

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Dryden Active Allocation Fund
CLASS L SHARES

FORM OF DISTRIBUTION PLAN

This Distribution Plan (the "Plan") constitutes the written Distribution Plan for the Class L shares issued by Dryden Active Allocation Fund, a series of The Prudential Investment Portfolios, Inc.,a Maryland corporation, (collectively, the "Fund"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment
Company Act"). During the effective term of this Plan, the Fund may incur expenses primarily intended to result in the sale of its Class L shares or to maintain or improve account services provided to holders of its Class L shares upon the terms and conditions hereinafter set forth:

Section 1. The Fund is an open-end management investment company formed under the laws of the State of Maryland. The shares in the Fund may be issued in multiple classes.

Section 2.                       This Plan initially will pertain to
Class L
Shares of the Fund. Where used in this Plan, the term "Shares" or "Class L Shares" shall pertain only to Class L Shares of the Fund.

Section 3. In order to provide for the implementation of the payments provided for pursuant to this Plan, the Fund may enter into an Amended and Restated Underwriting and Distribution
Agreement (the "Agreement") with Prudential Investment
Management Services LCC ("PIMS") pursuant to which PIMS will serve as the principal underwriter and general distributor of the Fund's shares, including the Class L Shares, and pursuant to which the Fund may pay compensation to PIMS for its services and to defray various costs incurred or paid by PIMS in connection with the distribution of Class L Shares. Such Agreement, or any modification thereof, shall become effective with respect to Class L Shares of the
Fund only upon compliance with Section 12(b) of the Investment
Fund Act and Rule 12b-1 thereunder as the same may be amended from time to time.

Section 4. The Fund shall pay to PIMS a distribution and service fee at the annual rate of 0.30% of the average net asset value of the outstanding Class L shares of the Fund, as determined at the close of each business day, out of which 0.25% is intended as a fee (the "Service Fee") for services provided by PIMS to existing holders of Class L Shares. The fee payable hereunder is intended to compensate PIMS for services provided and expenses incurred by it relating to the offering of the Class L Shares. Expenses may include, without limitation, payments by PIMS to dealers, brokers, banks and other financial institutions ("Dealers") with respect to services provided in connection with sales of Class L Shares and for maintaining or improving account services provided to Class L shareholders, all as set forth in the Fund's registration statement as in effect from time to time; provided, however, that (i) payments made by PIMS to any Dealer shall not exceed 0.30% of the Fund's average daily net assets attributable to Class L Shares held in accounts of the
Dealer and its customers; and (ii) no Service Fee shall be paid by PIMS to any Dealer in respect of Class L Shares purchased at their net asset value with any applicable contingent deferred sales charge for a period of one year from the date of their purchase. PIMS' fee hereunder shall be payable in arrears for each calendar month within 5 days after the close of such calendar month or at such other intervals as the Board of Directors of the Fund (the "Board of Directors") may determine. A majority of the Qualified Directors, as defined below, may, from time to time, reduce the amount of such payments or may suspend the operation of the Plan for such period or periods of time as they may determine. Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the Rules of
Fair Conduct of the NASD, Inc.




Amounts paid to PIMS hereunder shall not be used to pay distribution expenses or service fees incurred with respect to any other class of shares of the Fund.

Section 5. This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6.                       PIMS, and any other person
authorized to
direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related Agreement shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7.                       This Plan may be terminated as to
Class L
Shares of the Fund at any time by vote of a majority of the Qualified
Directors or by shareholder vote in accordance with the Investment Company Act. In the event of such termination, the subject Fund shall cease to be the Fund upon satisfaction of its outstanding obligations hereunder.

Section 8.                       All agreements with any person
relating to
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

a) that such agreement may be terminated with respect to Class L Shares of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by shareholder vote in accordance with the Investment Company Act on not more than 60 days' written notice to any other party to the agreement; and

b)                       that such agreement shall terminate
automatically in the event of its assignment.

Section 9. This Plan may not be amended to increase materially the amounts payable by the Fund pursuant to Section 4 hereof without shareholder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on the amendment.

Amendments to this Plan other than material amendments of the kind referred to above may be adopted by a vote of the Board of Directors, including a majority of Qualified
Directors. The Board of Directors, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

Section 10. As used in this Plan, (a) the term "Qualified Directors" shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11. While this Plan is in effect, the selection and nomination of the Qualified Directors shall be committed to the discretion of the Qualified Directors then in office.




Executed as of                         , 2006.




THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.





By:







Exhibit 99(10)(F)

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Dryden Active Allocation Fund
CLASS M SHARES

DISTRIBUTION PLAN

This Distribution Plan (the "Plan") constitutes the written Distribution Plan for the Class M shares issued by Dryden Active Allocation Fund, a series of The Prudential Investment Portfolios, Inc., a Maryland corporation (collectively, the "Fund"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment
Company Act"). During the effective term of this Plan, the Fund may incur expenses primarily intended to result in the sale of its Class M shares or to maintain or improve account services provided to holders of its Class M shares upon the terms and conditions hereinafter set forth:

Section 1.                     The Fund is an open-end management
investment Fund formed under the laws of the State of Maryland.
The shares in the Fund may be issued in multiple classes.

Section 2.                     This Plan initially will pertain to
Class M
Shares of the Fund.   Where used in this Plan, the term "Shares" or
"Class M Shares" shall pertain only to Class M Shares of Fund.

Section 3. In order to provide for the implementation of the payments provided for pursuant to this Plan, the Fund may enter into an Amended and Restated Underwriting and Distribution
Agreement (the "Agreement") with Prudential Investment
Management Services LCC ("PIMS") pursuant to which PIMS will serve as the principal underwriter and general distributor of the Fund's shares, including the Class M Shares, and pursuant to which Fund may pay compensation to PIMS for its services and to defray various costs incurred or paid by PIMS in connection with the distribution of Class M Shares. Such Agreement, or any modification thereof, shall become effective with respect to Class M Shares of the Fund only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder as the same may be amended from time to time.

Section 4. The Fund shall pay to PIMS a distribution and service fee at the annual rate of 1.00% of the average net asset value of the outstanding Class M shares of the Fund, as determined at the close of each business day, half of which is intended as a fee (the
"Service Fee") for services provided by PIMS to existing holders of Class M Shares. The fee payable hereunder is intended to compensate PIMS for services provided and expenses incurred by it relating to the offering of the Class M Shares. Expenses may include, without limitation, payments by PIMS to dealers, brokers, banks and other financial institutions ("Dealers") with respect to services provided in connection with sales of Class M Shares and for maintaining or improving account services provided to Class M shareholders, all as set forth in the Fund's registration statement as in effect from time to time; provided, however, that (i) payments made by PIMS to any Dealer shall not exceed 1.00% of the Fund's average daily net assets attributable to Class M Shares held in accounts of the
Dealer and its customers; and (ii) no Service Fee shall be paid by PIMS to any Dealer in respect of Class M Shares purchased at their net asset value with any applicable contingent deferred sales charge for a period of one year from the date of their purchase. PIMS' fee hereunder shall be payable in arrears for each calendar month within 5 days after the close of such calendar month or at such other intervals as the Board of Directors of the Fund (the "Board of Directors") may determine. A majority of the Qualified Directors, as defined below, may, from time to time, reduce the amount of such payments or may suspend the operation of the Plan for such period or periods of time as they may determine. Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the Rules of
Fair Conduct of the NASD, Inc. Amounts paid to PIMS hereunder shall not be used to pay distribution expenses or service fees incurred with respect to any other class of shares of the Fund.

Section 5. This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6. PIMS, and any other person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related Agreement shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7.                     This Plan may be terminated as to
Class M
Shares of the Fund at any time by vote of a majority of the Qualified
Directors or by shareholder vote in accordance with the Investment Company Act. In the event of such termination, the subject Fund shall cease to be Fund upon satisfaction of its outstanding obligations hereunder.

Section 8.                     All agreements with any person
relating to
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

a) that such agreement may be terminated with respect to Class M Shares of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by shareholder vote in accordance with the Investment
Company Act on not more than 60 days' written notice to any other party to the agreement; and

b)                     that such agreement shall terminate
automatically in the event of its assignment.

Section 9. This Plan may not be amended to increase materially the amounts payable by the Fund pursuant to Section 4 hereof without shareholder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on the amendment.

Amendments to this Plan other than material amendments of the kind referred to above may be adopted by a vote of the Board of Directors, including a majority of Qualified
Directors. The Board of Directors, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

Section 10.                     As used in this Plan, (a) the term
"Qualified
Directors" shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11.                     While this Plan is in effect, the
selection and
nomination of the Qualified Directors shall be committed to the discretion of the Qualified Directors then in office.





Executed as of                 , 2006.




THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.





By:





Exhibit 99(10)(G)

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Dryden Active Allocation Fund
CLASS X SHARES
FORM OF DISTRIBUTION PLAN

This Distribution Plan (the "Plan") constitutes the written Distribution Plan for the Class X shares issued by Dryden Active Allocation Fund, a series of The Prudential Investment Portfolios, Inc., a Maryland corporation (collectively, the "Fund"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment
Company Act"). During the effective term of this Plan, the Fund may incur expenses primarily intended to result in the sale of its Class X shares or to maintain or improve account services provided to holders of its Class X shares upon the terms and conditions hereinafter set forth:

Section 1.                     The Fund is an open-end management
investment company formed under the laws of the State of Maryland. The shares in the Fund may be issued in multiple classes.

Section 2.                     This Plan initially will pertain to
Class X
Shares of the Fund. Where used in this Plan, the term "Shares" or "Class X Shares" shall pertain only to Class X Shares of the Fund.

Section 3. In order to provide for the implementation of the payments provided for pursuant to this Plan, the Fund may enter into an Amended and Restated Underwriting and Distribution
Agreement (the "Agreement") with Prudential Investment
Management Services LCC ("PIMS"), pursuant to which PIMS will serve as the principal underwriter and general distributor of the Fund's shares, including the Class X Shares, and pursuant to which the Fund may pay compensation to PIMS for its services and to defray various costs incurred or paid by PIMS in connection with the distribution of Class X Shares. Such Agreement, or any modification thereof, shall become effective with respect to Class X Shares of any
Fund only upon compliance with Section 12(b) of the Investment Company Act, and Rule 12b-1 thereunder as the same may be amended from time to time.

Section 4. The Fund shall pay to PIMS a distribution and service fee at the annual rate of 1.0% of the average net asset value of the Class X Shares of the Fund which have been outstanding for eight years or less, as determined at the close of each business day, a quarter of which is intended as a fee for services provided to existing holders of Class X Shares. The fee payable to PIMS hereunder is intended to compensate PIMS for services provided and expenses incurred by it relating to the offering of the Class X Shares.
Such services and expenses may include, without limitation, purchases by PIMS of additional Class X shares as a bonus for investors in the Fund; payments by PIMS to dealers, brokers, banks and other financial institutions ("Dealers") with respect to services in connection with sales of Class X Shares; and the payment to Dealers of a service fee of up to 0.50% on an annual basis of average daily net asset value for Class B Shares that have been outstanding for at least seven years (and any Class B Shares purchased through the reinvestment of dividends or capital gains on such shares), determined at the close of each business day, as compensation for maintaining or improving services provided to holders of Class X shares, all as set forth in the Fund's registration statement as in effect from time to time. PIMS' fee hereunder shall be payable in arrears for each calendar month within 5 days after the close of such calendar month or at such other intervals as the Board of Directors of the Fund ("Board of Directors") may determine. A majority of the Qualified Directors, as defined below, may, from time to time, reduce the amount of such payments or may suspend the operation of the Plan for such period or periods of time as they may determine. Amounts payable under the Plan shall be subject to the limitations of
Article III, Section 26 of the Rules of Fair Practice of the NASD, Inc. Amounts paid to PIMS hereunder shall not be used to pay distribution expenses or service fees incurred with respect to any other class of shares of the Fund.

Section 5. This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6. PIMS, and any other person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related Agreement shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7.                     This Plan may be terminated as to
Class X
Shares of the Fund at any time by vote of the Board of Directors, including a majority of the Qualified Directors, or by shareholder vote in accordance with the Investment Company Act. In the event of such termination, the Fund shall cease to be the Fund upon satisfaction of its outstanding obligations hereunder.

Section 8.                     All agreements with any person
relating to
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

a) that such agreement may be terminated with respect to Class X Shares of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by shareholder vote in accordance with the Investment Company Act on not more than 60 days' written notice to any other party to the agreement; and

b)                    that such agreement shall terminate
automatically in the event of its assignment.

Section 9. This Plan may not be amended to increase materially the amounts payable by the Fund pursuant to Section 4 hereof without shareholder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on the amendment.

Amendments to this Plan other than material amendments of the kind referred to above may be adopted by a vote of the Board of Directors, including a majority of Qualified
Directors. The Board of Directors, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

Section 10.                     As used in this Plan, (a) the term
"Qualified
Directors" shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11.                     While this Plan is in effect, the
selection and
nomination of the Qualified Directors shall be committed to the discretion of the Qualified Directors then in office.




Executed as of                 , 2006



THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.





By:





Exhibit 99(10)(H)

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Dryden Active Allocation Fund

NEW CLASS X SHARES

FORM OF DISTRIBUTION PLAN

This Distribution Plan (the "Plan") constitutes the written Distribution Plan for the New Class X shares issued by Dryden
Active Allocation Fund, a series of The Prudential Investment Portfolios, Inc., a Maryland corporation (collectively, the "Fund"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment
Company Act"). During the effective term of this Plan, the Fund may incur expenses primarily intended to result in the sale of its New
Class X shares or to maintain or improve account services provided to holders of its New Class X shares upon the terms and conditions hereinafter set forth:

Section 1. The Fund is an open-end management investment company formed under the laws of the State of Maryland. The shares in the Fund may be issued in multiple classes.

Section 2. This Plan initially will pertain to New Class X Shares of
Fund.  Where used in this Plan, the term "Shares" or "New Class X
Shares" shall pertain only to New Class X Shares of a Fund.

Section 3. In order to provide for the implementation of the payments provided for pursuant to this Plan, the Fund may enter into an Amended and Restated Underwriting and Distribution Agreement
(the "Agreement") with Prudential Investment Management LLC ("PIMS"), pursuant to which PIMS will serve as the principal underwriter and general distributor of the Fund's shares, including the New Class X Shares, and pursuant to which each Fund may pay compensation to PIMS for its services and to defray various costs incurred or paid by PIMS in connection with the distribution of New Class X Shares. Such Agreement, or any modification thereof, shall become effective with respect to New Class X Shares of any Fund only upon compliance with Section 12(b) of the Investment
Company Act and Rule 12b-1 thereunder as the same may be amended from time to time. The Fund may enter into an underwriting and distribution agreement (the Agreement and any similar agreements, a "Distribution Agreement") with any successor principal underwriter and general distributor of the Fund's shares, including New Class X Shares (PIMS, and each such successor principal distributor, a "Distributor").

Section 4. The Fund shall pay to each Distributor, as compensation, its Allocable Portion (as hereinafter defined) of a distribution and service fee at the annual rate of 1.0% of the average net asset value of the New Class X Shares of the Fund which have been outstanding for ten years or less, as determined at the close of each business day, a quarter of which is intended as a fee (the "Service Fee") for services provided by PIMS to existing holders of New Class X
Shares. The fee payable to each Distributor hereunder is intended to compensate each Distributor for services provided and expenses incurred by it relating to the offering of the New Class X Shares. Expenses may include, without limitation, payments by each Distributor to dealers, brokers, banks and other financial institutions
("Dealers") with respect to services provided in connection with sales of New Class X Shares and for maintaining and improving services provided to holders of New Class X shares, all as set forth in the Fund's registration statement as in effect from time to time. Such payments may be paid by each Distributor to Dealers at a rate of up to .50% on an annual basis of the average net asset value for New Class X Shares that have been outstanding for at least seven years (and any New Class X Shares purchased through the reinvestment of dividends or capital gains) as determined at the close of each business day. Each Distributor's fee hereunder shall be payable in arrears for each calendar month within 5 days after the close of such calendar month or at such other intervals as the Board of Directors of the Fund (the "Board of Directors") may determine. A majority of the Qualified Directors, as defined below, may, from time to time, reduce the amount of such payments or may suspend the operation of the Plan for such period or periods of time as they may determine; provided, however, that the Board shall first eliminate the Service Fee before effecting any other reduction of payments hereunder. Amounts payable under the Plan shall be subject to the limitation of Rule 2830 of the




Conduct Rules (or successor rules or regulations) of the NASD, Inc. (the "Conduct Rules"). Amounts paid to each Distributor hereunder shall not be used to pay distribution expenses or service fees incurred with respect to any other class of shares of the Fund.

Each Distribution Agreement between the Fund and a Distributor shall provide the following with respect to each Fund, each of which shall survive any termination or amendment of this
Plan:

I)                      Each Distributor will be deemed to have
earned its Allocable Portion of the portion of the distribution and service fee with respect to services provided by Dealers in connection with sales of New Class X Shares, i.e., 0.75%, (the "Distribution
Fee") taken into account in determining such Distributor's Allocable Portion on the settlement of each sale of a New Class X Share (the Allocable
Portion of the Distribution Fee thereafter arising from each such sale, the "Earned Distribution
Fee").

II)                      The Fund's obligation to pay each
Distributor its Earned Distribution Fee in respect of each Fund's issued and outstanding New Class X
Shares shall not be terminated or modified
(including without limitation by way of termination of this Plan or the applicable Distribution
Agreement or by liquidation of the Fund) except:
(a) to the extent required by a change in the Investment Company Act, Rule 12b-1 thereunder or the Conduct Rules after July 31, 2000, or (b) in the manner required by Section 9 for material amendments to this Plan or Section 7 for termination of this Plan so long as after the effective date of such modification or termination neither the Fund, any successor Fund or fund that acquires substantially all of the assets of the Fund nor any Fund sponsor or affiliate thereof pay, directly or indirectly, a fee or expense reimbursement for the provision of shareholder services to the holders of New Class X Shares then issued and outstanding or other class of shares of the Fund with a deferred sales charge which reasonably would be deemed to circumvent the Fund's obligation to pay each Distributor its Earned Distribution Fee;

III) The Distributor may assign, sell or pledge (collectively "Transfer") its rights to the Earned
Distribution Fees and the Fund shall pay such fees to the assignee, purchaser or pledgee, or any subsequent assignee, purchaser or pledgee
(collectively, the "Transferees"); provided, however, that any assignment is not an assignment of the Distribution Agreement for purposes of
Section 8(b) of this Plan. The Distributor's rights to the Earned Distribution Fees transferred by the Distributor to any assignee, purchaser or pledgee shall not be subject to offset, counterclaim or defense, including without limitation, any of the foregoing based on the bankruptcy of such Distributor; provided, however, that such provision shall not diminish or otherwise affect adversely the enforcement of the Fund's rights under the relevant Distribution
Agreement, or otherwise (except in respect of the Earned Distribution Fees so transferred), and its pursuit of assets which have not been subject to a Transfer; and

IV) The Distributor may pay all or a portion of the distribution and service fee intended for services (the "Shareholder Servicing Fee") to
Dealers for providing shareholder services in connection to Shares, subject to the limitations in
Section 4 herein. If, in lieu of paying a portion of the Shareholder Servicing Fee to a Dealer (or other third party) for providing shareholder services, the Distributor pays such Dealer (or third party) for the Dealer's (or the third party's) irrevocable and unconditional commitment to provide services as long as the Share is outstanding without further compensation from the Fund or any other person, the Distributor will be deemed to have earned its Allocable Portion of the Shareholder Servicing Fee thereafter arising (the "Earned Service Fee") at the time such payment is made. Clauses (I), (II) and
(III) of this paragraph equally apply to the Distributor's Allocable Portion of the Earned
Service Fee and the Earned Distribution




Fee.  Accordingly, references to "Earned
Distribution Fees" in clauses (I), (II) and (III) of this paragraph shall include Earned Services Fees.

                          "Allocable Portion" for purposes of this
Plan, means (1) if there is one Distributor, all Earned Distribution and Earned Servicing Fees; or
(2) if there are two or more Distributors, the portion of the Earned Distribution Fee and Earned
Servicing Fee allocated to a Distributor in accordance with any allocation procedures to which each Distributor shall agree and which accurately allocates the Earned Distribution and Earned Servicing Fees among all Distributors in proportion to the outstanding New Class X Shares attributable to their respective efforts.

Section 5 . This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of
Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6. Each Distributor, PIMS, and any other person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related Agreement shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated as to New Class X Shares of the Fund at any time by vote of the Board of Directors, including a majority of the Qualified Directors, or by shareholder vote in accordance with the Investment Company Act. In the event of such termination, the subject shall cease to be a Fund upon satisfaction of its outstanding obligations hereunder.

Section 8 . All agreements with any person relating to implementation of this Plan including the Distribution Agreement shall be in writing, and any agreement related to this Plan shall provide:

(a) that such agreement may be terminated with respect to New Class X Shares of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by shareholder vote in accordance with the Investment Company
Act on not more than 60 days' written notice to any other party to the agreement; and

(b)                      that such agreement shall terminate
automatically in the event of its assignment.

Section 9. This Plan may not be amended to increase materially the amounts payable by the Fund pursuant to Section 4 hereof without shareholder approval in accordance with the Investment Company
Act and any material amendment to this Plan shall be approved by a majority of the Board of Directors and a majority of the Qualified Directors by votes cast in person at a meeting called for the purpose of voting on the amendment.

Amendments to this Plan, other than material amendments of the kind referred to above may be adopted by a vote of the Board of Directors, including a majority of Qualified Directors.




The Board of Directors, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

Section 10. This Plan shall not operate to prohibit or limit in any way the exercise of the fiduciary duties of the Directors of the Fund under the Investment Company Act or under applicable State law in respect to this Plan and payments by the Fund hereunder.

Section 11. As used in this Plan (a) the term "Qualified Directors' shall mean those Directors of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and
(b)
the terms "assignment" and "interested person" shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 12. While this Plan is in effect, the selection and nomination of the Qualified Directors shall be committed to the discretion of the
Qualified Directors than in office.




Executed as of                    , 2006




THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.





By:





Exhibit 99(10)(J)

JENNISONDRYDEN MUTUAL FUNDS
STRATEGIC PARTNERS MUTUAL FUNDS
The Prudential Investment Portfolios, Inc.
(The Fund)

AMENDED AND RESTATED PLAN PURSUANT TO RULE
18F-3

The Fund hereby adopts this plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), setting forth the separate arrangement and expense allocation of each class of shares in each Fund. Any material amendment to this plan with respect to a Fund is subject to prior approval of the Board of Directors/Trustees, including a majority of the independent Directors/Trustees.

CLASS CHARACTERISTICS


CLASS A
SHARES :

Class A shares are subject to an initial sales charge and an annual distribution and/or service fee pursuant to Rule 12b-1 under the 1940 Act
(Rule 12b-1 fee) not to exceed 0.30 of 1% per annum of the average daily net assets of the class. The initial sales charge is waived or reduced for certain eligible investors. Investors who purchase $1 million or more of Class A shares and for whom the initial sales charge would be waived are subject to a contingent deferred sales charge ("CDSC") of 1% on shares that are redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential.



CLASS B
SHARES :

Class B shares are not subject to an initial sales charge but are subject to a CDSC (declining from 5% to zero over a six-year period) which will be imposed on certain redemptions and an annual
Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class. The CDSC is waived for certain eligible investors. Class B shares automatically convert to Class A shares approximately seven years after purchase.



CLASS C
SHARES :

Class C shares are subject to a low initial sales charge
(no sales charge will be imposed as of February
2, 2004) and a 1% CDSC which will be
imposed on certain redemptions within the first
18 months after purchase (12 months after purchase as of February 2, 2004) and an annual
Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class.



CLASS Z
SHARES :

Class Z shares are not subject to either an initial sales charge or CDSC, nor are they subject to any Rule 12b-1 fee.



CLASS R
SHARES :

Class R shares are not subject to either an initial sales charge or CDSC, but they are subject to an annual distribution and/or service fee pursuant to Rule 12b-1 under the 1940 Act
(Rule 12b-1 fee) not to exceed 0.75 of 1% per annum of the average daily net assets of the class.



CLASS L
SHARES :

Class L shares are subject to an initial sales charge and an annual distribution and/or service fee pursuant to Rule 12b-1 under the 1940 Act
(Rule 12b-1 fee) not to exceed 0.30 of 1% per annum of the average daily net assets of the class. The initial sales charge is waived or reduced for certain eligible investors. Investors who purchase $1 million or more of Class A shares and for whom the initial sales charge would be waived are subject to a contingent deferred sales charge ("CDSC") of 1% on
shares that are redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential.



CLASS M
SHARES :

Class M shares are not subject to an initial sales charge but are subject to a CDSC (declining from 5% to zero over a six-year period) which will be imposed on certain redemptions and an annual
Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class. The CDSC is waived for certain eligible investors. Class M shares automatically convert to Class L shares approximately seven years after purchase.



CLASS X
SHARES :

Class X shares are not subject to an initial sales charge but are subject to a CDSC (declining from 5% to zero over a six-year period) which will be imposed on certain redemptions and an annual
Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class. The CDSC is waived for certain eligible investors.



NEW
CLASS X
SHARES :

New Class X shares may pay distribution
and service fees at an annual rate of up to 1.0% of the relevant Fund's average net assets attributable to Class X shares. Amounts payable under the New Class X Plan are subject to such further limitations as the Board of Directors may from time to time determine and as are set forth in the Registration
Statement.  The New Class X shares of each
Fund are offered at a public offering price that is equal to their NAV, with no initial sales charge.

INCOME AND EXPENSE ALLOCATIONS

Income, any realized and unrealized capital gains and losses, and expenses not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends and other distributions paid by the Fund to each class of shares, to the extent paid, will be paid on the same day and at the same time, and will be determined in the same manner and will be in the same amount, except that the amount of the dividends and other distributions declared and paid by a particular class of the Fund may be different from that paid by another class of the Fund because of Rule 12b-1 fees and other expenses borne exclusively by that class.

EXCHANGE PRIVILEGE

Holders of Class A Shares, Class B Shares, Class C Shares, Class L, Class M, Class X, New Class X, Class Z and Class R Shares shall have such exchange privileges as set forth in the Fund's current prospectus. Exchange privileges may vary among classes and among holders of a Class.




CONVERSION FEATURES

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. Class B shares acquired through the reinvestment of dividends or distributions will be subject to conversion in accordance with the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent such broker-dealer provides sub-accounting services to the
Fund, otherwise the procedures utilized by Prudential Mutual Fund Services, LLC, or its affiliates, shall be used.

Class M shares of any Fund automatically convert to Class A shares of the same Fund eight years after the first business day of the calendar month of their purchase. Such conversion will be effected on the basis of the relative net asset values of the Class A and Class M shares on the conversion date without imposition of any sales load, fee or other charge. When Class M shares of any Fund convert to Class A shares, a portion of any other Class M shares that have been acquired by each holder through the reinvestment of dividends or capital gains (" Class M Dividend Shares") on the converted Class M shares will also convert to Class A shares of the same Fund. The portion of Class M Dividend Shares to be converted will be based upon the ratio of the Class M shares automatically converting to Class A shares to the total number of Class M shares then held by such holder.

Class X shares of any Fund automatically convert to Class A shares of the same Fund eight years after the first business day of the calendar month of their purchase. Such conversion will be effected on the basis of the relative net asset values of the Class A and Class X shares on the conversion date without imposition of any sales load, fee or other charge. When Class X shares of any Fund convert to Class A shares, a portion of any other Class X shares that have been acquired by each holder through the reinvestment of dividends or capital gains distributions ("Class X Dividend Shares") on the converted Class X shares will also convert to Class A shares of the same Fund. The portion of Class X Dividend Shares to be converted will be based upon the ratio of the Class X shares automatically converting to Class A shares to the total number of Class X shares then held by such holder.

New Class X shares of any Fund automatically convert to Class A shares of the same Fund ten years after the first business day of the calendar month of their purchase. Such conversion will be effected on the basis of the relative net asset values of the Class A and New Class X shares on the conversion date without imposition of any sales load, fee or other charge. When New Class X shares of any Fund convert to Class A shares, a portion of any other New Class X shares that have been acquired by each holder through the reinvestment of dividends or capital gains distributions ("New
Class X Dividend Shares") on the converted New Class X shares will also convert to Class A shares of the same Fund. The portion of New Class X Dividend Shares to be converted will be based upon the ratio of the New Class X shares automatically converting to Class A shares to the total number of New Class X shares then held by such holder.

GENERAL

A. Each class of shares shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.




B. On an ongoing basis, the Directors/Trustees, pursuant to their fiduciary responsibilities under the 1940 Act and otherwise, will monitor the Fund for the existence of any material conflicts among the interests of its several classes.
The Directors/Trustees, including a majority of the independent Directors, shall take such action as is reasonably necessary to eliminate any such conflicts that may develop. Prudential Investments LLC, the Fund's
Manager, will be responsible for reporting any potential or existing conflicts to the Directors/Trustees.

Amended and restated as of July 19, 2006.



Exhibit 99.(11)




DLA Piper Rudnick Gray Cary US LLP
The Marbury Building
6225 Smith Avenue
Baltimore, Maryland 21209-3600
T 410.580.3000
F 410.580.3001
W www.dlapiper.com

August 4, 2006

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Re:                                Registration Statement on Form N-
14

Ladies and Gentlemen:

We serve as special Maryland counsel to Dryden High Yield
Fund, Inc., a Maryland corporation (the " Company "), in connection with the Company's Registration Statement on Form N-14 (the " Registration Statement ") to be filed with the Securities and Exchange Commission (the " Commission ") under the Securities
Act of 1933, as amended (the " Act "), on the date hereof in connection with the transfer of substantially all of the assets (and subject to the assumption of stated liabilities) of Strategic Partners
Balanced Fund (the " Acquired Fund "), a series of shares of capital stock of Strategic Partners Mutual Funds, Inc., a Maryland corporation (" SPMF "), to the Dryden Active Allocation Fund, a series of shares of capital stock of the Company (the " Acquiring Fund "), in exchange for the issuance of an undetermined number of shares (the " Shares ") of Common Stock, $0.001 par value per share, of the Acquiring Fund. The Shares (the actual number of which will be determined at the time of issuance based upon relative share values) will be issued by the Acquiring Fund pursuant to the terms of a Plan of Reorganization (the " Plan "), to be dated on or about the date of closing, between the Company, on behalf of the Acquiring Fund, and SPMF, on behalf of the Acquired Fund. This opinion is being provided at your request in connection with the filing of the Registration Statement.

In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (collectively, the "
Documents "):

1. The Registration Statement, in the form in which it was transmitted to the Commission under the Act;

2. The form of the Plan included as an exhibit to the Registration Statement;




3. The charter of the Company (the " Charter "), certified as of a recent date by the State Department of Assessments and Taxation of Maryland (the " SDAT ");

4. The form of Articles Supplementary relating to the Class L, Class M, Class X and New Class X shares of the
Acquiring Fund, certified as of the date hereof by the Secretary of the
Company;

5. The By-Laws of the Company, certified as of the date hereof by the Assistant Secretary of the Company;

6. Resolutions adopted by the Board of Directors of the Company (the " Resolutions ") relating to (a) the registration, sale and issuance of the Shares; and (b) the authorization of the Plan and the transactions contemplated therein, certified as of the date hereof by the Assistant Secretary of the Company;

7. A short-form certificate of the SDAT as to the good standing of the Company, dated as of the date hereof; and

8.             A certificate (the " Assistant Secretary's
Certificate ") executed by Claudia DiGiacomo, Assistant Secretary of the Company, dated as of the date hereof.

In expressing the opinion set forth below, we have assumed the following:

1. Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

2. Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

3. Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party's obligations set forth therein are legal, valid and binding.

4. All Documents submitted to us as originals are authentic. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all such
Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All statements and information contained in the Documents are true and complete. There has been no oral or written modification or amendment

2



to the Documents, or waiver of any provision of the Documents, by action or omission of the parties or otherwise.

5. Articles Supplementary in all material respects identical to the form included as an exhibit to the Assistant
Secretary's Certificate will be executed by the appropriate officers of the Company and filed with and accepted for record by the SDAT prior to the issuance of the Shares.

6. The issuance of the Shares pursuant to the Plan will not result in the Company issuing shares in excess of the number of shares of any class or series of the Company authorized by the Charter at the time of issuance of the Shares.

7. The final versions of all Documents will conform in all material respects to the versions thereof submitted to us in draft form.

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1. The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

2. The Shares have been duly authorized and will be validly issued, fully paid and non-assessable upon issuance in exchange for substantially all of the assets (and subject to the assumption of stated liabilities) of the Acquired Funds in accordance with the terms of the Plan and the Resolutions.

The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to compliance with the securities (or "blue sky") laws of the State of Maryland. The opinion expressed herein is subject to the effect of judicial decisions which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.

We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

This opinion is being furnished to you for submission to the Commission as an exhibit to the Registration Statement.

3



We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of the name of our firm therein under the heading "Legal Matters". In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Act.



Very truly yours,



/s/ DLA Piper Rudnick Gray Cary US LLP


4



Exhibit 99.(12)

[Form of Tax Opinion]
[Date]



Strategic Partners Balanced Fund, a series of Strategic Partners
Mutual Funds, Inc.

Dryden Active Allocation Fund, a series of Prudential Investment
Portfolios, Inc.

Gateway Center Three, 4 th Floor
100 Mulberry Street
Newark, NJ  07102-4077

Ladies and Gentlemen:
We are acting as special tax counsel to Strategic Partners Mutual Funds, Inc. ("SPMF") and Prudential Investment Portfolios, Inc. ("PIP") in connection with the proposed transfer of all of the assets of Strategic Partners Balanced Fund, a series of SPMF (the
"Acquired Fund"), to Dryden Active Allocation Fund, a series of
PIP (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, pursuant to the proposed Plan of
Reorganization, filed as an exhibit to the Prospectus (as defined below), by the PIP on behalf of the Acquiring Fund and SPMF on behalf of the Acquired Fund (the "Plan"). The transactions contemplated by the Plan are referred to herein as the "Reorganization." All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan. Unless otherwise specifically indicated, all "Section" references are to the
Internal Revenue Code of 1986, as amended and currently in effect (the "Code"). In connection with the filing by PIP and SPMF of the Registration Statement on Form N-14 (the "Registration Statement"), you have asked for our opinion regarding certain United States federal income tax consequences of the Reorganization.

We have examined the Registration Statement relating, among other things, to the shares of the Acquiring Fund to be offered in exchange for the assets of the Acquired Fund, and containing the Prospectus and Proxy Statement relating to the Reorganization (the "Prospectus"), filed with the Securities and Exchange Commission (the "Commission") on [July 28, 2006] pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission thereunder. In addition, in connection with rendering the opinion expressed herein, we have examined originals or copies of such other documents, records and instruments as we have deemed necessary or appropriate for the purpose of rendering this opinion, including the form of the Plan attached as an exhibit to the Prospectus.
In our examination of the foregoing documents, we have assumed the genuineness of all signatures, the authority of each signatory, the due execution and delivery of all documents by all parties, the authenticity of all agreements, documents, certificates and instruments submitted to us as originals, the conformity of the Plan as executed and delivered by the parties with the form of the Plan attached as an exhibit to the Prospectus, and the conformity with originals of all agreements, documents, certificates and instruments submitted to us as copies.
In connection with rendering our opinion, we have further assumed that the transactions contemplated by the Plan will be consummated in accordance therewith and as described in the Prospectus and that the information in the Prospectus is true, correct and complete. We have relied on the representations made on behalf of the Acquiring Fund and the Acquired Fund in an Officer's Certificate, dated [], and we have assumed that such representations are, and will continue to be, true, correct and complete.
Based upon the foregoing, in reliance thereon and subject thereto, and based upon the Code, the Treasury regulations promulgated thereunder, judicial decisions, revenue rulings and revenue procedures of the Internal Revenue Service (the "IRS"), and other administrative pronouncements, all as in effect on the date hereof, we are of the opinion that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a), and that:
1. Each of the Acquiring Fund and the Acquired Fund will be a "party to a reorganization" within the meaning of Section 368(b);
2. In accordance with Sections 357 and 361, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of the assets of the Acquired Fund solely in exchange for the
Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or upon the distribution
(whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund shareholders, as provided for in the Plan;
3. In accordance with Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;
4. In accordance with Section 362(b), the tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization;
5. In accordance with Section 1223, the Acquiring Fund's holding period with respect to the assets of the Acquired Fund acquired by it will include the period for which such assets were held by the Acquired Fund;
6. In accordance with Section 354(a)(1), no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt (whether actual or constructive) of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund;
7. In accordance with Section 358, immediately after the Reorganization, the tax basis of the Acquiring Fund Shares received (whether actually or constructively) by the shareholders of the Acquired Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

2



8. In accordance with Section 1223, a shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the
Acquired Fund exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the time of the exchange; and
9. The taxable year of the Acquired Fund will end on the effective date of the Reorganization, and, pursuant to Section 381(a)
and the regulations thereunder, the Acquiring Fund will succeed to and take into account, subject to applicable limitations, certain tax attributes of the Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.
No opinion is expressed as to any other matter, including the accuracy of the representations or the reasonableness of the assumptions relied upon by us in rendering the opinion set forth above. Our opinion is based on current United States federal income tax law and administrative practice and we do not undertake to advise you as to any future changes in such law or practice that may affect our opinion unless we are specifically retained to do so.
Our
opinion is not binding upon the IRS or a court and will not preclude the IRS or a court from adopting a contrary conclusion.
W e hereby consent to the filing of this opinion as an exhibit to the
Registration Statement and to the use of our name and to any reference to our firm in the Registration Statement or in the Prospectus constituting a part thereof. In giving such consent, we do not hereby admit that we are the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.
Very truly yours,



3


Exhibit 99.14(A)

Consent of Independent Registered Public Accounting Firm


The Board of Directors and Shareholders of
Prudential Investment Portfolios, Inc. - Dryden Active Allocation
Fund:

We consent to the incorporation by reference in the registration statement (No. 003-61997) on Form N-14 of our report dated
November 28, 2005, with respect to the statement of assets and liabilities, including the portfolio of investments, of the Dryden Active Allocation Fund (one of the portfolios constituting Prudential
Investment Portfolios, Inc., hereafter referred to as the "Fund") as of
September 30, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings
"Independent Registered Public Accounting Firm" and "Portfolio
Holdings" in this registration statement on Form N-14.


/s/ KPMG LLP

KPMG LLP

New York, New York
August 3, 2006



Exhibit 99.14(B)

Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Prudential Investment Portfolios, Inc. - Dryden Active Allocation
Fund
Strategic Partners Mutual Funds, Inc. - Strategic Partners Balanced
Fund:

We consent to the incorporation by reference in the registration statement (No. 333-119741) on Form N-14 of Prudential Investment Portfolios, Inc. - Dryden Active Allocation Fund of our report dated December 22, 2005, with respect to the statement of assets and liabilities, including the portfolio of investments, of the Strategic
Partners Balanced Fund (a series of Strategic Partners Mutual Funds, Inc., hereafter referred to as the "Fund") as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings
"Independent Registered Public Accounting Firm" and "Portfolio
Holdings" in this registration statement on Form N-14.


/s/ KPMG LLP

KPMG LLP

New York, New York
August 3, 2006



Exhibit 99.(17)(A)




Strategic Partners Mutual
Funds, Inc.


Strategic Partners Balanced
Fund


Gateway Center Three
PRUDENTIAL INVESTMENTS

100 Mulberry Street, 14th
Floor
GATEWAY CENTER THREE

Newark, NJ 07102-4077
100 MULBERRY STREET, 14TH
FLOOR


NEWARK, NJ 07102-4077



PROXY

Common Stock, $.001 par value per share

Special Meeting of Shareholders (Meeting)
November 20, 2006, 5:00 p.m.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned hereby appoints Jonathan D. Shain, Grace C. Torres and Deborah A. Docs as Proxies, or any of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Strategic
Partners Balanced Fund held of record by the undersigned on August 18, 2006 at the Meeting to be held on November 20, 2006, or any adjournment thereof.

The undersigned hereby acknowledges receipt of the accompanying
Proxy Statement and revokes any Proxy heretofore given.

The shares represented by this proxy, when this proxy is properly executed will be voted in the manner directed herein by the undersigned shareholder. The proxy will be voted for proposal no. 1 if you do not specify otherwise. Please refer to the proxy statement and prospectus dated September 5, 2006 for discussion of the proposal.

If voting by mail, please mark, sign and date this proxy card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the united states.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have this Proxy card below at hand.
2) Call 1-800-454-8683 if the fund shares are held on your behalf in a brokerage account. Call 1-800-690-6903 if fund shares held in your own name.
3) Follow the instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Web site www.proxyvote.com.
3) Follow the instructions provided on the website.

TO VOTE BY MAIL
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS BELOW
IN BLUE OR BLACK INK AS
FOLLOWS:
PLEASE KEEP THIS
PORTION FOR YOUR
RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND
DATED.




DETACH AND RETURN THIS PORTION ONLY
Strategic Partners Mutual Funds, Inc.

Strategic Partners Balanced Fund

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE PROPOSAL.

VOTE ON PROPOSAL



For

Against

Abstain

1. To approve a Plan of Reorganization whereby all of the assets and liabilities of Strategic Partners Balanced Fund will be transferred to, and assumed by, Dryden Active Allocation Fund, in exchange for shares of Dryden Active Allocation Fund., and the cancellation of all of the shares of Strategic Partners Balanced Fund .

For address changes and/or comments, please check this box and write them on the back.

Please be sure to sign and date this Proxy.










Signature (PLEASE SIGN
WITHIN BOX)

Date

Signature (Joint
Owners)

Date



Exhibit 99(17)(B)

We Need Your Vote!

You can make a difference!



What to do now

Three easy ways to vote.



1             Read the
enclosed Proxy
Statement

1             Call our toll-free number
(found on your Ballot Card) from a
touch-tone telephone



2             Review the
voting instructions
provided

2             Log on to www.proxyvote.com



3             Vote

3             Mail your completed Ballot
Card

Voting is available 24 hours a day, 7 days a week.

Note: You can register your vote faster by phone or Internet - please vote today!

www.proxyvote.com




Unclog your mailbox!  Enroll in e-delivery

Enroll today for electronic delivery of shareholder materials.

Enjoy the convenience of viewing annual and semiannual reports, prospectuses, and proxy statements on-online. When you enroll in electronic delivery, you will stop receiving paper copies of these documents and be notified by e-mail when new materials are available for on-line viewing.

Enrolling is fast and simple

         Go to www.icsdelivery.com/prudential/funds and follow enrollment instructions.

          You will receive notification via e-mail when new materials are available.

          You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website.

www.icsdelivery.com/prudential/funds